PROSPECTUS

$85,000,000

Cohen & Steers

Select Utility Fund, Inc.

Auction Market Preferred Shares (“AMPS”)

3,400 Shares, Series T7-2

Liquidation Preference $25,000 per Share

Cohen & Steers Select Utility Fund, Inc. (the “Fund”) is offering 3,400 Series T7-2 Auction Market Preferred Shares. The shares are referred to in this prospectus as “AMPS.” The Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to achieve a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation.

There can be no assurance that the Fund will achieve its investment objective. See “Investment Objective and Policies” and “Risk Factors.”

Under normal market conditions, the Fund will invest at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by companies engaged in the utility industry (“utility companies”).

(continued on following page)

Investing in the AMPS involves risks that are described in the “ Risk Factors” section beginning on page 33 of this prospectus. The minimum purchase amount of the AMPS is $25,000.

	Per Share	Total
Public offering price	$25,000	$85,000,000
Sales load	$250	$850,000
Proceeds to the Fund(1)	$24,750	$84,150,000

(1)	Not including offering expenses payable by the Fund estimated to be $225,000. The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the AMPS are first issued.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters are offering the AMPS subject to various conditions. The AMPS will be ready for delivery in book-entry form only through the facilities of The Depository Trust Company on or about February 14, 2007.

Merrill Lynch & Co.

UBS Investment Bank

Wachovia Securities

The date of this prospectus is February 12, 2007.

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Managed assets equal the net asset value of the Fund’s Common Shares plus the liquidation value of the AMPS and other outstanding shares of preferred stock plus the principal amount of any borrowings. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund’s Investment Manager. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. In addition, the Fund may invest up to 20% of its managed assets in securities of foreign issuers.

Investors in the AMPS will be entitled to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. The AMPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. As of January 31, 2007, the Fund had outstanding 22,680 shares of seven other series of auction market preferred stock: 3,400 of Series M7 AMPS, par value $.001 per share (the “Series M7 AMPS”), 3,400 of Series T7 AMPS, par value $.001 per share (the “Series T7 AMPS”), 3,400 of Series W7 AMPS, par value $.001 per share (the “Series W7 AMPS”), 3,000 of Series TH7 AMPS, par value $.001 per share (the “Series TH7 AMPS”), 3,400 of Series F7 AMPS (the “Series F7 AMPS”), 2,680 of Series T28 AMPS, par value $0.001 per share (the “Series T28 AMPS”), and 3,400 of Series TH28 AMPS, par value $.001 per share (the “Series TH28 AMPS” and collectively with the Series M7 AMPS, Series T7 AMPS, Series W7 AMPS, Series TH7 AMPS, Series F7 AMPS and Series T28 AMPS, the “Outstanding AMPS”).

The AMPS offered in this prospectus rank on a parity with the Outstanding AMPS with respect to dividends and liquidation preference. The AMPS have priority over the Fund’s Common Shares as to dividends and distribution of assets as described in this prospectus. See “Description of AMPS.” The dividend rate for the initial dividend period will be 4.80% for the AMPS. The initial dividend period is from the date of issuance through February 20, 2007. For subsequent dividend periods, the AMPS will pay dividends based on a rate set at auction, usually held every seven days. Prospective purchasers should note: (1) a buy order (called a “bid order”) or sell order is a commitment to buy or sell the AMPS based on the results of an auction and (2) purchases and sales will be settled on the next business day after the auction. Investors may only buy or sell the AMPS through an order placed at an auction with or through a broker-dealer in accordance with the procedures specified in this prospectus. Broker-dealers are not required to maintain a secondary market in the AMPS, and a secondary market may not provide you with liquidity. The Fund may redeem the AMPS as described under “Description of AMPS—Redemption.”

The AMPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The AMPS will be senior to the Fund’s outstanding Common Shares. The AMPS are not listed on an exchange. The Fund’s Common Shares are traded on the New York Stock Exchange (the “NYSE”) under the symbol “UTF.” It is a condition of closing this offering that the AMPS be offered with the highest credit quality rating from at least two of Standards & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”).

This prospectus concisely sets forth information about the Fund you should know before investing. You should read the prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated February 12, 2007, as it may be supplemented (the “SAI”), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 73 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 437-9912, by writing to the Fund or from the Fund’s web site (http://www.cohenandsteers.com). You also may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the AMPS. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth under the heading “Risk Factors.”

The Fund

Cohen & Steers Select Utility Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on March 30, 2004, upon the closing of an initial public offering of 41,250,000 Common Shares, par value $.001 per share (“Common Shares”). The Fund issued 3,400 of Series M7 AMPS, 3,400 of Series T7 AMPS, 3,400 of Series W7 AMPS, 3,400 of Series TH28 AMPS and 3,400 of Series F7 AMPS on May 20, 2004. The Fund issued 2,680 of Series T28 AMPS on November 15, 2004 and 3,000 Series TH7 AMPS on December 14, 2005. References to the Outstanding AMPS refer to Auction Market Preferred Shares. As of January 31, 2007, the Fund had 43,320,750 Common Shares outstanding and net assets, plus the liquidation value of the Outstanding AMPS, of $1,790,715,894. The Fund’s principal office is located at 280 Park Avenue, New York, New York 10017, and its telephone number is (212) 832-3232.

The Offering

The Fund is offering 3,400 Series T7-2 AMPS, par value $.001 per share (the “AMPS”), at a purchase price of $25,000 per share plus dividends, if any, that have accumulated from the date the Fund first issues the AMPS. The AMPS are offered through a group of underwriters led by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).

The AMPS entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the AMPS. In general, except as described under “—Dividends and Dividend Periods” below and “Description of AMPS—Dividends and Dividend Periods,” the dividend period for the AMPS will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that rate period.

The AMPS are not listed on an exchange. Instead, investors may buy or sell the AMPS in an auction by submitting orders to broker-dealers that have entered into an agreement with the auction agent and the Fund.

Generally, investors in the AMPS will not receive certificates representing ownership of their shares.

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The securities depository (The Depository Trust Company (“DTC”) or any successor) or its nominee for the account of the investor’s broker-dealer will maintain record ownership of the AMPS in book-entry form. An investor’s broker-dealer, in turn, will maintain records of that investor’s beneficial ownership of the AMPS.

Ratings

The Fund will issue the AMPS only if such shares have received the highest credit quality rating from at least two of S&P, Moody’s or Fitch. These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the rating does not comment as to the market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to the rating agencies by the Fund and Cohen & Steers Capital Management, Inc. (the “Investment Manager”) and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies’ discretion as a result of changes in, or the unavailability of, such information. See “Description of AMPS—Rating Agency Guidelines.”

Use of Proceeds

The net proceeds of this offering will be invested in accordance with the policies set forth under “Investment Objective and Policies.” We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within four months of the completion of this offering.

The Fund intends to invest the proceeds of this offering in securities of utility companies. Pending such investment, those proceeds may be invested in U.S. Government securities or high quality, short-term money market instruments.

Investment Objective and Policies

Our investment objective is to achieve a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation. Our investment objective and certain investment policies are considered fundamental and may not be changed without stockholder approval. See “Investment Objective and Policies.”

Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by utility companies. The Fund currently invests approximately 81% of its managed assets in common stocks and approximately 1% of its managed assets in preferred securities issued by utility companies. These percentages will vary from time to

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time, consistent with the Fund’s investment objective and policies. At any time, under normal circumstances, at least 80% of the Fund’s managed assets will be invested in common stocks, preferred stocks and other equity securities issued by utility companies.

Investment Strategies

In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select securities that it believes are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes, among others.

Securities Issued by Utility Companies.    Under normal market conditions, at least 80% of the Fund’s managed assets will be invested in common stocks, preferred stocks and other equity securities issued by utility companies. Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the dividends received deduction (the “DRD”) under Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”), and are considered “qualified dividend income” eligible for reduced rates of taxation. The DRD generally allows corporations to deduct from their income 70% of dividends received. Corporate stockholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. The Fund

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generally can pass the tax treatment of qualified dividend income it receives through to stockholders, provided that holding period and other requirements are met.

Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water; production, transmission or distribution of natural gas; and

•	provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

Preferred Securities.    The Fund may invest in preferred securities issued by utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid preferred securities in which the Fund may invest do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to hybrid-preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from the Fund attributable to traditional preferred securities, such as the preferred securities of utility companies, generally would qualify for the DRD as to any corporate stockholder and would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

Debt Securities.    The Fund may invest in debt securities issued by utility companies and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, U.S. dollar-denominated

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corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities.

Lower Rated Securities.    The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa3 or BBB–) by S&P, Moody’s, Fitch or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund’s Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by S&P, Moody’s, Fitch or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund’s Investment Manager. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal.

The Fund also may invest up to 20% of its managed assets in securities of foreign issuers, including securities represented by American Depositary Receipts (“ADRs”).

The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are not issued by utility companies.

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

The Fund will generally not invest more than 10% of its managed assets in the securities of one issuer.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

Although not intended to be a significant element in the Fund’s investment strategy, from time to time the Fund may use various

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other investment management techniques that also involve certain risks and special considerations including: engaging in interest rate and credit derivatives transactions and using options and financial futures.

There can be no assurance that the Fund’s investment objective will be achieved. See “Investment Objective and Policies.”

Investment Manager

Cohen & Steers Capital Management, Inc. is the investment manager of the Fund pursuant to an Investment Management Agreement. The Investment Manager was formed in 1986, and as of December 31, 2006 had approximately $29.2 billion in assets under management. Its clients include pension plans, endowment funds and registered investment companies, including some of the largest open-end and closed-end real estate funds. The Investment Manager, whose principal business address is 280 Park Avenue, New York, New York 10017, is also responsible for providing administrative services and assisting the Fund with operational needs pursuant to an Administration Agreement (the “Administration Agreement”). In accordance with the terms of the Administration Agreement, the Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”) to perform certain administrative functions subject to the supervision of the Investment Manager (the “Sub-Administration Agreement”). See “Management of the Fund—Administration and Sub-Administration Agreement.”

Use of Leverage

The Fund may, but is not required to, use financial leverage for investment purposes. In addition to issuing the AMPS, the Fund may borrow money or issue debt securities such as commercial paper or notes.

Any such borrowings will have seniority over the AMPS and any other outstanding shares of preferred stock, and payments to holders of the AMPS and any other outstanding shares of preferred stock in liquidation or otherwise will be subject to the prior payment of any borrowings. Since the Investment Manager’s fee is based upon a percentage of the Fund’s managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and the Investment Manager will have an incentive to be more aggressive and leverage the Fund. See “Use of Leverage.”

Principal Investment Risks	Risk is inherent in all investing. Therefore, before investing in AMPS and the Fund you should consider certain risks carefully. The primary risks of investing in AMPS are:

•

the Fund will not be permitted to declare dividends or other distributions with respect to your AMPS or redeem your AMPS unless the Fund meets certain asset coverage requirements required by the 1940 Act and the rating agencies;

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•

if you try to sell your AMPS between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared;

•	if the Fund has designated a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market;

•	you may transfer your shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;

•	if an auction fails, you may not be able to sell some or all of your AMPS;

•	you may receive less than the price you paid for your AMPS if you sell them outside of the auction, especially when market interest rates are rising;

•	a rating agency could downgrade the rating assigned to the AMPS, which could affect liquidity;

•	the Fund may be forced to redeem your AMPS to meet regulatory or rating agency requirements or may voluntarily redeem your shares in certain circumstances;

•

restrictions imposed by the 1940 Act and by rating agencies on the declaration and payment of dividends to the holders of the Fund’s Common Shares and AMPS and other outstanding shares of preferred stock might impair the Fund’s ability to maintain its qualification as a regulated investment company for Federal income tax purposes;

•	in certain circumstances, the Fund may not earn sufficient income from its investments to pay dividends on the AMPS;

•	the AMPS will be junior to any borrowings;

•	any borrowings may constitute a substantial lien and burden on the AMPS by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

•

if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to the AMPS or purchase the AMPS unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such borrowing are not in default;

•	the value of the Fund’s investment portfolio may decline, reducing the asset coverage for the AMPS; and

•	and if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer’s preferred stock

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or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund’s investment portfolio.

See “Risk Factors—Risks of Investing in AMPS.”

Auction Risk.    The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS.

Additionally, if you buy AMPS or elect to retain AMPS without specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions and with notice to the holders of AMPS, which could also affect the liquidity of your investment.

As noted above, if there are more AMPS offered for sale than there are buyers for those AMPS in any auction, the auction will fail and you may not be able to sell some or all of your AMPS at that time. The relative buying and selling interest of market participants in your AMPS and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

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Securities and Exchange Commission Settlement.    On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, UBS Securities LLC and Wachovia Capital Markets LLC (the ‘‘Settlement Broker-Dealers’’), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch, UBS Securities LLC and Wachovia Capital Markets LLC each agreed to pay civil penalties. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

Special Risks of Securities Linked to the Utility Industry.    Since at least 80% of the Fund’s managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities issued by utility companies, your investment in the Fund will be significantly impacted by the performance of this industry. The Fund’s emphasis on securities of utility issuers makes it more susceptible to adverse conditions affecting such industry than a fund that does not have its assets invested to a similar degree in such issuers. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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•	costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies;

•

effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•	potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters.

Issuers in the utility industry may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses. See “Risk Factors—Special Risks of Securities Linked to the Utility Industry.”

Special Risks Related to Preferred Securities. There are special risks associated with investing in preferred securities, including:

•	deferral and omission of distributions; subordination to bonds and other debt instruments in the issuer’s capital structure;

•	substantially less liquidity than many other securities, such as common stocks or U.S. Government securities;

•	limited voting rights with respect to the issuing company; and

•	special redemption rights of the issuer.

In addition, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected.

From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that

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doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Moreover, companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector. See “Risk Factors—Special Risks Related to Preferred Securities.”

Foreign Securities Risks.    Under normal market conditions, the Fund may invest up to 20% of its managed assets in securities of foreign issuers, including securities represented by ADRs. Such investments involve certain risks not involved in domestic investments, including the risk of blockage of foreign currency exchanges by foreign countries, less rigorous disclosure or accounting standards and regulatory practices and adverse political and economic developments. Foreign securities may also be affected by market and political factors specific to the issuer’s country as well as fluctuations in foreign currency exchange rates. The value of non-U.S. dollar denominated securities will decline if the foreign currencies weaken. The Fund will not invest more than 10% of its managed assets in securities of issuers in emerging markets (or less developed countries). Investments in such securities are particularly speculative. See “Risk Factors—Foreign Securities Risk.”

Interest Rate Risk.    Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of the Common Shares may tend to decline if market interest rates rise.

During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled, which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the securities prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See “Risk Factors—Interest Rate Risk.”

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Credit Risk and Lower-Rated Securities Risk.    Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities normally are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. A security will be considered to be investment grade if, at the time of the investment, such security has a rating of “BBB–” or higher by S&P, “Baa3” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency or, if unrated, such security is determined by the Investment Manager to be of comparable quality. Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See “Risk Factors—Credit Risk and Lower-Rated Securities Risk.”

Anti-Takeover Provisions.    Certain provisions of the Fund’s Articles of Incorporation (which, as hereafter amended, restated or supplemented from time to time, and together with the Articles Supplementary, is referred to as the “Charter”), and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund’s structure. The provisions may also have the effect of depriving you of an opportunity to redeem your AMPS and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain Provisions of the Charter and By-Laws” and “Risk Factors—Anti-Takeover Provisions.”

Market Disruption Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the

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future on the U.S. economy and securities markets. See “Risk Factors—Market Disruption Risk.”

Given the risks described above, an investment in the AMPS may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund. For further discussion of the risks associated with investing in the AMPS and the Fund, see “Risk Factors.”

Dividends and Rate Periods

The table below shows the dividend rate, the dividend payment date and the number of days in the initial rate period of the AMPS offered in this prospectus. For subsequent rate periods, the AMPS will pay dividends based on a rate set at auctions normally held every seven days. In most instances, dividends are payable on the first business day following the end of the rate period. The rate set at auction will not exceed the applicable maximum rate.

The dividend payment date for special rate periods will be set out in the notice designating a special rate period.

Dividends on the AMPS will be cumulative from the date the AMPS are first issued and will be paid out of legally available funds.

	Initial Dividend Rate	Dividend Payment Date For Initial Rate Period	Number of Days in Initial Rate Period
Series T7-2	4.80%	February 21, 2007	7

The Fund may, subject to certain conditions, designate special rate periods of more than seven days. The Fund may not designate a special rate period unless sufficient clearing bids were made in the most recent auction for the AMPS. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Fund also must have received confirmation from any two of S&P, Moody’s and Fitch or any substitute rating agency that the proposed special rate period will not adversely affect such agency’s then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially Merrill Lynch, must not have objected to the declaration of a special rate period. See “Description of AMPS—Dividends and Rate Periods” and “—Designation of Special Rate Periods” and “The Auction.”

Secondary Market Trading

Broker-dealers may, but are not obligated to, maintain a secondary trading market in the AMPS outside of auctions. There can be no assurance that a secondary market will provide owners with liquidity. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or other persons as the Fund permits.

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Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in the Fund’s capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counter-party”) a fixed rate payment in exchange for the counter-party agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the AMPS and any other shares of preferred stock or any variable rate borrowing. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counter-party to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counter-party payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, this default could negatively impact the Fund’s ability to make dividend payments on the AMPS and any other shares of preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on the AMPS.

If the Fund fails to maintain the required asset coverage on the AMPS and any other shares of preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Such redemption likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. An early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund would not enter into interest rate swap or cap transactions having an aggregate notional amount that exceeded the outstanding amount of the Fund’s leverage. See “How the Fund Manages Risk—Interest Rate Transactions” for additional information.

Asset Maintenance

Under the Fund’s Articles Supplementary for the AMPS, which establishes and fixes the rights and preferences of the AMPS (and the respective Articles Supplementary for the Outstanding AMPS), the Fund must maintain:

•	asset coverage of the AMPS (and the Outstanding AMPS) as required by the rating agency or agencies rating the AMPS; and

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•	asset coverage of at least 200% with respect to senior securities that are stock, including the AMPS and the Outstanding AMPS.

In the event that the Fund does not maintain or cure these coverage tests, some or all of the AMPS will be subject to mandatory redemption. See “Description of AMPS—Redemption.”

Based on the composition of the Fund’s portfolio as of January 31, 2007, the asset coverage of the AMPS (and the Outstanding AMPS) as measured pursuant to the 1940 Act would be approximately 288% if the Fund were to issue all of the AMPS offered in this prospectus, representing approximately 34.8% of the Fund’s managed assets (as defined below).

Redemption

The Fund does not expect to and ordinarily will not redeem the AMPS. However, under the Articles Supplementary, it may be required to redeem the AMPS in order, for example, to meet an asset coverage ratio or to correct a failure to meet a rating agency guideline in a timely manner. The Fund may also voluntarily redeem the AMPS, without the consent of holders of the AMPS, under certain conditions. See “Description of AMPS—Redemption.”

Liquidation Preference

The liquidation preference (that is, the amount the Fund must pay to holders of the AMPS if the Fund is liquidated) for the AMPS will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared.

Voting Rights	The 1940 Act requires that holders of the AMPS, and the holders of any other series of preferred stock of the Fund, voting together as a separate class, have the right to

•	elect at least two Directors at all times; and

•

elect a majority of the Directors if at any time the Fund fails to pay dividends on the AMPS, or any other series of preferred stock of the Fund, for two full years and will continue to be so represented until all dividends in arrears have been paid or otherwise provided for.

The holders of the AMPS, and the holders of any other series of preferred stock of the Fund, will vote as a separate class or series on other matters as required under the Fund’s Charter, the 1940 Act and Maryland law. On all other matters, holders of the AMPS will vote together with the holders of Common Shares and each share of any other series of preferred stock of the Fund. Each Common Share, each share of the AMPS, and each share of any other series of preferred stock of the Fund is entitled to one vote per share.

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Federal Income Taxation

The distributions with respect to the AMPS (other than distributions in redemption of the AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits, as calculated for Federal income tax purposes. Except in the case of distributions of qualified dividend income and net capital gains, such dividends generally will be taxable as ordinary income to holders. Provided that holding period and other requirements are met by both the Fund and the holder receiving distributions from the Fund, a portion of each year’s distributions may be eligible for the dividends received deduction and the lower tax rates that apply to qualified dividend income. The DRD generally allows corporations to deduct from their income 70% of dividends received. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders receiving such distributions. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, among its Common Shares, the AMPS and other outstanding preferred stock in proportion to the total dividends paid to each class during or with respect to such year. Special rules apply in respect of foreign stockholders in the Fund. See “U.S. Federal Taxation.”

Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar	State Street Bank acts as the Fund’s custodian. The Bank of New York will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS and the Outstanding AMPS.

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COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance of the Fund for the periods indicated.

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the Fund’s financial statements included in the SAI dated February 12, 2007. The table should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Eleven Months Ended November 30, 2006 (Unaudited)		For the Year Ended December 31, 2005	For the Period March 30, 2004(a) through December 31, 2004
Net asset value per common share, beginning of period	$23.95		$22.38	$19.10
Income from investment operations:
Net investment income	1.39	(b)	1.42 (b)	0.85	(b)
Net realized and unrealized gain on investments	4.78		1.72	3.36

Total income from investment operations	6.17		3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.58)		(0.37)	(0.12)
Net realized gain on investments	—		(0.02)	(0.00	)(c)

Total dividends and distributions to preferred shareholders	(0.58)		(0.39)	(0.12)

Total from investment operations applicable to common shares	5.59		2.75	4.09
Less: Offering costs charged to paid-in capital—common shares	—		—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—		(0.02)	(0.14)
Anti-dilutive effect of common share offering	—		—	(0.05)
Preferred share offering cost adjustment	0.00	(c)	—	—

Total offering and organization costs	—		(0.02)	(0.13)
Less dividends and distributions to common shareholders from:
Net investment income	(1.12)		(1.03)	(0.67)
Net realized gain on investments	—		(0.04)	(0.01)
Tax return of capital	—		(0.09)	(0.00	)(c)

Total dividends and distributions to common shareholders	(1.12)		(1.16)	(0.68)

Net increase in net asset value	4.47		1.57	3.28

Net asset value, per common share, end of period	$28.42		$23.95	$22.38

Market value, per common share, end of period	$24.04		$20.16	$19.82
Net asset value total return(d)	24.94	%(c)	13.16%	21.57	%(e)
Market value return(d)	25.55	%(e)	7.55%	2.82	%(e)

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Ratios/Supplemental Data:	For the Eleven Months Ended November 30, 2006 (Unaudited)		For the Year Ended December 31, 2005	For the Period March 30, 2004(a) through December 31, 2004
Net assets applicable to common shares, end of period (in millions)	$1,231.2		$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)(g)	1.59	%(f)	1.55%	1.51	%(f)
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)(g)	1.29	%(f)	1.26%	1.22	%(f)
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)(g)	5.72	%(f)	5.72%	5.33	%(f)
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)(g)	6.02	%(f)	6.02%	5.62	%(f)
Ratio of expenses to average daily managed assets (before expense reduction)(g), (h)	1.05	%(f)	1.05%	1.06	%(f)
Ratio of expenses to average daily managed assets (net of expense reduction)(g), (h)	0.85	%(f)	0.85%	0.86	%(f)
Portfolio turnover rate	13	%(e)	23%	14	%(e)
Preferred Shares:
Liquidation value, end of period (in 000’s)	$567,000		$567,000	$492,000
Total shares outstanding (in 000’s)	23		23	20
Asset coverage ratio	317%		283%	297%
Asset coverage per share	$79,284		$70,748	$74,259
Liquidation preference per share	$25,000		$25,000	$25,000
Average market value per share(i)	$25,000		$25,000	$25,000

(a)	Commencement of operations.
(b)	Calculation based on average shares outstanding.
(c)	Less than $.005 per share.
(d)	Total market value return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund’s dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratios do not reflect dividend payments to preferred shareholders.
(h)	Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(i)	Based on weekly prices.

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THE FUND

The Fund is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on January 8, 2004, and is registered as an investment company under the 1940 Act. The Fund issued an aggregate of 41,250,000 Common Shares, par value $.001 per share, pursuant to the initial public offering thereof and commenced its operations with the closing of the initial public offering on March 30, 2004. On May 7, 2004, the Fund issued 2,065,500 additional Common Shares, in connection with a partial exercise by the underwriters of the over allotment option. On May 20, 2004, the Fund issued 3,400 Series M7 AMPS, 3,400 Series T7 AMPS, 3,400 Series W7 AMPS, 3,400 Series TH28 AMPS and 3,400 Series F7 AMPS. On November 15, 2004, the Fund issued 2,680 Series T28 AMPS and on December 14, 2005 issued 3,000 Series TH7 AMPS. The Fund’s Common Shares are traded on the NYSE under the symbol “UTF.” The Fund’s principal office is located at 280 Park Avenue, New York, New York 10017, and the Fund’s telephone number is (212) 832-3232.

The following provides information about the Fund’s outstanding shares as of January 31, 2007:

Title of Class	Amount Authorized	Amount Held by the Fund or for Its Account	AMOUNT OUTSTANDING
Common Shares	99,977,320	0	43,320,750
AMPS
Series M7 AMPS	3,400	0	3,400
Series T7 AMPS	3,400	0	3,400
Series W7 AMPS	3,400	0	3,400
Series TH7 AMPS	3,000	0	3,400
Series F7 AMPS	3,400	0	3,400
Series T28 AMPS	2,680	0	2,680
Series TH28 AMPS	3,400	0	3,400
Series T7-2 AMPS	3,400	0	0

USE OF PROCEEDS

The Fund estimates that the net proceeds of this offering of the AMPS, after payment of the sales load and offering expenses, will be $83,925,000. The net proceeds will be invested in accordance with the policies set forth under “Investment Objective and Policies.” The Fund estimates that the net proceeds of this offering will be fully invested in accordance with its investment objective and policies within four months of the completion of this offering. Pending such investment, the proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See “Investment Objective and Policies.”

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CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of the Fund as of January 31, 2007, and as adjusted to give effect to the issuance of the AMPS offered in this prospectus.

As of January 31, 2007
	Actual	As Adjusted
(Unaudited)
As of January 31, 2007:

AMPS, $.001 par value, $25,000 liquidation value; 22,680 shares authorized (3,400 Series M7 AMPS, 3,400 Series T7 AMPS, 3,400 Series W7 AMPS, 3,000 Series TH7 AMPS, 3,400 Series F7 AMPS, 2,680 Series T28 AMPS and 3,400 Series TH28 AMPS outstanding) 26,080 shares authorized after giving effect to the issuance of 3,400 shares of Series T7-2 AMPS

	$ 567,000,000	$ 652,000,000
Common Shares, $.001 par value per share; as of January 31, 2007, 99,977,320 shares authorized (before giving effect to the issuance of 3,400 shares of Series T7-2 AMPS), 43,320,750 shares outstanding	$ 43,321	$ 43,321
Paid-in surplus	$ 803,020,024	$ 801,945,024
Balance of distributions in excess of net investment income	$ (5,586,838)	$ (5,586,838)
Accumulated net realized gain (loss) from investment transactions	$ 3,033,225	$ 3,033,225
Net unrealized appreciation (depreciation) on investments	$ 423,206,162	$ 423,206,162
Net assets applicable to Common Shares	$1,223,715,894	$1,222,640,894

Net assets, plus liquidation preference of AMPS	$1,790,715,894	$1,874,640,894

As used in this prospectus, unless otherwise noted, the Fund’s “managed assets” include assets of the Fund attributable to the AMPS and any other outstanding shares of preferred stock, with no deduction for the liquidation preference of such shares. For financial reporting purposes, however, the Fund is required to deduct the liquidation preference of the AMPS and any other outstanding shares of preferred stock from “managed assets” so long as the AMPS and any other outstanding shares of preferred stock have redemption features that are not solely within the control of the Fund. In connection with the rating of the AMPS and the Outstanding AMPS, the Fund has established various portfolio covenants to meet third-party rating agency guidelines in its Charter. These covenants include, among other things, investment diversification requirements and requirements that investments included in the Fund’s portfolio meet specific industry and credit quality criteria. Market factors outside the Fund’s control may affect its ability to meet the criteria of third-party rating agencies set forth in the Fund’s portfolio covenants. If the Fund violates these covenants, it may be required to cure the violation by redeeming all or a portion of the AMPS. For all regulatory purposes, the Fund’s AMPS will be treated as stock (rather than indebtedness).

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INVESTMENT OBJECTIVE AND POLICIES

General

The Fund’s investment objective is to seek a high level of after-tax total return through investment in utility securities. In pursuing total return, the Fund equally emphasizes both current income, consisting primarily of tax-advantaged dividend income, and capital appreciation. The Fund is not intended as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund invests at least 80% of its managed assets in a portfolio of common stocks, preferred stocks and other equity securities issued by utility companies. In addition, under normal market conditions, the Fund may invest up to 20% of its managed assets in preferred securities and other fixed income securities that are issued by any type of company. The Fund also may invest up to 25% of its managed assets in preferred securities and other fixed income securities that at the time of the investment are rated below investment grade or that are unrated but judged to be below investment grade by the Fund’s Investment Manager. In addition, the Fund may invest up to 20% of its managed assets in securities of foreign issuers.

The Fund’s concentration of its investments in the utility industry makes the Fund more susceptible to adverse economic or regulatory occurrences affecting that industry. See “Risk Factors—Special Risks of Securities Linked to the Utility Industry.”

Although the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities.

Under normal market conditions, the Fund seeks to achieve its objective by investing in a portfolio of income producing securities issued by utility companies. Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market.

Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. The DRD generally allows corporations to deduct 70% of the income they receive from dividends that are paid out of earnings and profits of the issuer. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2010. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Individual stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

A security will be considered investment grade quality if it is rated “BBB–” or higher by S&P, “Baa3” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or is unrated but judged to be of comparable quality by the Investment Manager. Bonds of below investment grade quality (BB/Ba or below) are commonly referred to as “junk bonds.”

Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Manager may consider such factors as its assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

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Appendix A to the SAI contains a general description of S&P’s and Moody’s ratings of securities. The Fund’s investment objective and certain other policies are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and AMPS (and other outstanding preferred stock) voting together as a single class, and of the holders of a “majority of the outstanding” AMPS (and other outstanding preferred stock) voting together as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

Unless otherwise indicated, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors without the approval of stockholders, although the Fund has no current intention of doing so.

Investment Strategies

In making investment decisions with respect to common stocks and other equity securities issued by utility companies, the Investment Manager relies on a fundamental analysis of each company. Securities are evaluated for their potential to provide an attractive total return through a combination of dividend yield and capital appreciation. The Investment Manager reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. The Investment Manager utilizes a value-oriented approach, and evaluates each company’s valuation on the basis of relative price/cash flow and price/earnings multiples, earnings growth rate, dividend yield and price/book value, among other metrics.

In making investment decisions with respect to preferred securities and other fixed income securities, the Investment Manager seeks to select what it believes are securities that are undervalued on the basis of risk and return profiles. In making these determinations, the Investment Manager evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Investment Manager considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or debt securities within that structure. The Investment Manager also takes into account other factors, such as call and other structural features, event risk, the likely directions of ratings and relative value versus other income security classes, among others.

Portfolio Composition

Our portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

The Fund currently invests approximately 81% of its managed assets in common stocks and approximately 1% of its managed assets in preferred securities issued by utility companies. These percentages may vary from time to time, consistent with the Fund’s investment objective. At any time, under normal circumstances at least 80% of the Fund’s managed assets will be invested in equity securities issued by utility companies.

Securities Issued By Utility Companies.    Under normal market conditions, at least 80% of the Fund’s managed assets will be invested in common stocks, preferred stocks and other equity securities of utility companies. Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the:

•	generation, transmission, sale or distribution of electric energy;

•	distribution, purification and treatment of water;

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•	production, transmission or distribution of natural gas; and

•	provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

Substantially all of the securities issued by utility companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter market. Utility companies generally pay dividends on their equity securities that qualify for the DRD and for the benefits under the rules relating to qualified dividend income. Corporate stockholders are generally permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the Fund that qualify for the DRD. The Fund generally can pass the tax treatment of qualified dividend income it receives through to individual stockholders, provided that holding period and other requirements are met.

Preferred Securities.    The Fund may invest in preferred securities issued by utility companies and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Initially, the preferred securities component of the Fund will be comprised primarily of hybrid-preferred securities.

Traditional Preferred Securities.    Preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the DRD, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities that are paid out of earnings and profits of the issuer. Corporate stockholders of a regulated investment company like the Fund generally are permitted to claim a deduction with respect to that portion of their distributions attributable to amounts received by the regulated investment company that qualify for the DRD. Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income for taxable years beginning on or before December 31, 2010. Individual

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stockholders of a regulated investment company like the Fund generally are permitted to treat as qualified dividend income that portion of their distributions attributable to qualified dividend income received by the regulated investment company.

Hybrid-Preferred Securities.    Hybrid-preferred securities are a comparatively new asset class. Hybrid-preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid preferred securities include, but are not limited to, trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDSsm”); quarterly income preferred securities (“QUIPSsm”); corporate trust securities (“CORTS®”); public income notes(“PINES®”); and other hybrid-preferred securities.*

Hybrid-preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are treated as interest rather than dividends for Federal income tax purposes and, as such, are not eligible for the DRD or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the

*	TOPRS is a registered service mark owned by Merrill Lynch & Co., Inc. MIPS is a registered services mark and QUIPS and QUIDS are service marks owned by Goldman, Sachs & Co. QUIBS is a registered service marks owned by Morgan Stanley. CORTS and PINES are registered service marks owned by Salomon Smith Barney Inc. and Salomon Brothers Inc., respectively.

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operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities.

Financial Services Company Securities

Companies principally engaged in financial services are prominent issuers of preferred securities. A company is “principally engaged” in financial services if it derives at least 50% of its consolidated revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Debt Securities

The Fund may invest in debt securities issued by utility companies and other types of issuers. The Fund’s investments in debt securities may include investments in convertible debt securities, convertible preferred securities, U.S. dollar-denominated corporate debt securities issued by domestic and non-U.S. corporations and U.S. dollar-denominated government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. Convertible securities are exchangeable for common stock at a predetermined stock (the “conversion price”). Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like common stock than debt instruments.

Lower-Rated Securities.    The Fund may invest up to 25% of its managed assets in securities that at the time of investment are rated below investment grade (below Baa3 or BBB) by S&P, Moody’s, Fitch or an equivalent rating by a nationally recognized statistical rating agency or that are unrated but judged to be below investment grade by the Fund’s Investment Manager. A security will not be considered to be below investment grade quality if it is rated within the four highest grades (Baa or BBB or better) by S&P, Moody’s, Fitch or an equivalent rating by a nationally recognized statistical rating agency or is unrated but judged to be of comparable quality by the Fund’s Investment Manager. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain of these securities or could result in lower prices than those used in calculating the Fund’s net asset value.

Foreign Securities

The Fund may invest up to 20% of its managed assets in securities of foreign issuers, including securities represented by ADRs. The Fund may invest in any region of the world and invests in companies operating in developed countries such as Canada, Japan, Australia, New Zealand and most Western European countries. The Fund will not invest more than 10% of its managed assets in securities of issuers in so-called

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“emerging markets” (or lesser developed countries). The World Bank and other international agencies define emerging markets based on such factors as trade initiatives, per capita income and level of industrialization. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain “qualified foreign corporations”(e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

Preferred Securities and Other Fixed-Income Securities

The Fund may invest up to 20% of its managed assets in preferred securities and other fixed-income securities that are issued by any type of company.

Common Stocks

The Fund will invest in common stocks issued by utility companies. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Other Investment Companies

The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of the AMPS, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the section entitled “Use of Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

Illiquid Securities

While the Fund does not currently intend to invest in illiquid securities (i.e., securities that are not readily marketable), it may invest up to 10% of its managed assets in illiquid securities. For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The

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Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Directors has delegated to the Investment Manager the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board and/or the Investment Manager will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof(e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through changes in the market value of its portfolio securities, the Fund should be in a position where more than 10% of the value of its managed assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as the Board and/or the Investment Manager deem advisable, if any, to protect liquidity.

Strategic Transactions

The Fund may, but is not required to, use various strategic transactions described below to mitigate risks and to facilitate portfolio management. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many closed-end funds and other institutional investors. Although the Investment Manager seeks to use the practices to further the Fund’s investment objective, no assurance can be given that these practices will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “Strategic Transactions.” The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it

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might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Fund’s SAI.

The Fund also may enter into certain interest rate transactions that are designed in part to reduce the risks inherent in the Fund’s issuance of AMPS. See “How the Fund Manages Risk—Interest Rate Transactions.”

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. This type of transaction may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at the time of delivery may be less (or more) than cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of the commitment.

Portfolio Turnover

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

Defensive Position

When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, we may deviate from our investment objective and invest all or any portion of our assets in investment grade debt securities, without regard to whether the issuer is a utility company. When and to the extent we assume a temporary defensive position, we may not pursue or achieve our investment objective.

Other Investments

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Objective and Policies” in the SAI.

USE OF LEVERAGE

The Fund may issue other AMPS, in addition to the AMPS and the Outstanding AMPS, or borrow or issue short-term debt securities to increase its assets available for investment. The Fund is authorized to issue AMPS, borrow or issue debt obligations. Before issuing such AMPS to increase its assets available for investment, the Fund must have received confirmation from S&P and Moody’s or any substitute rating agency that the proposed issuance will not adversely affect such rating agency’s then-current rating on the AMPS.

The Fund must also comply with certain asset coverage requirements under the 1940 Act. See “Description of AMPS—Rating Agency Guidelines.” The Fund also may borrow money as a temporary measure

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for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of the Fund’s holdings. When the Fund leverages its assets, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not borrow because the Investment Manager’s fees are calculated based on the Fund’s managed assets, which includes the liquidation preference of AMPS, including the AMPS, or any outstanding borrowings. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund’s assets.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of AMPS or borrowing. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, holders of Common Shares will be the beneficiaries of the incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return “pick up” will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its Common Shares will reflect the decline in the value of portfolio holdings resulting therefrom.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return to holders of Common Shares will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to holders of Common Shares will be less than if leverage had not been used. The Investment Manager may determine to maintain the Fund’s leveraged position if it expects that the long-term benefits to holders of Common Shares of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of AMPS or borrowing will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate.

The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more nationally recognized rating organizations which may issue ratings for the AMPS, other AMPS or short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. The Investment Manager does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that the Investment Manager otherwise views as favorable.

If and to the extent that the Fund employs leverage in addition to the AMPS and the Outstanding AMPS will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

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RISK FACTORS

Risk is inherent in all investing. Before investing, you should consider carefully the following risks that you assume when you invest in AMPS.

Risks of Investing in AMPS

Leverage Risk

The Fund uses financial leverage for investment purposes by issuing preferred shares. It is currently anticipated that, taking into account the AMPS being offered in this prospectus, the amount of leverage will represent approximately 35% of the Fund’s managed assets (as defined below).

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of higher volatility in the net asset value of the Fund’s Common Shares and the asset coverage of the AMPS and other outstanding preferred stock. As long as the AMPS and the Outstanding AMPS are outstanding, the Fund does not intend to utilize other forms of leverage.

Because the fees paid to the Investment Manager will be calculated on the basis of the Fund’s managed assets (which equals the aggregate net asset value (“NAV”) of the Common Shares plus the liquidation preference of the AMPS and other outstanding preferred stock), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

Interest Rate Risk

The Fund issues preferred shares, such as the AMPS, which pay dividends based on short-term interest rates. The Fund purchases equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the AMPS may rise so that the amount of dividends to be paid to stockholders of the AMPS exceeds the income from the portfolio securities. Because income from the Fund’s entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the AMPS, dividend rates on the AMPS would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the AMPS would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. See “How the Fund Manages Risk—Interest Rate Transactions.”

Auction Risk

The dividend rate for the AMPS normally is set through an auction process. In the auction, holders of AMPS may indicate the dividend rate at which they would be willing to hold or sell their AMPS or purchase additional AMPS. The auction also provides liquidity for the sale of AMPS. An auction fails if there are more AMPS offered for sale than there are buyers. You may not be able to sell your AMPS at an auction if the auction fails. A holder of the AMPS therefore can be given no assurance that there will be sufficient clearing bids in any auction or that the holder will be able to sell its AMPS in an auction. Also, if you place bid orders (orders to retain AMPS) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your AMPS. Additionally, if you buy AMPS or elect to retain AMPS without

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specifying a dividend rate below which you would not wish to buy or continue to hold those AMPS, you could receive a lower rate of return on your AMPS than the market rate. Finally, the dividend periods for the AMPS may be changed by the Fund, subject to certain conditions with notice to the holders of AMPS, which could also affect the liquidation of your investment. See “Description of AMPS” and “The Auction—Auction Procedures.”

As noted above, if there are more auction rate securities offered for sale than there are buyers for those auction rate securities in any auction, the auction will fail and you may not be able to sell some or all of your auction rate securities at that time. The relative buying and selling interest of market participants in your auction rate securities and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the issuer, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded auction rate securities, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

Secondary Market Risk

If you try to sell your AMPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. If the Fund has designated a special rate period (a dividend period of more than days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of auctions only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a broker-dealer that has entered into a broker-dealer agreement with the auction agent, that person will not be able to submit bids at auctions with respect to the AMPS. Broker-dealers that maintain a secondary trading market for the AMPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The AMPS are not listed on a stock exchange or the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) stock market. If you sell your AMPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction and during a special rate period. In addition, a broker-dealer may, in its own discretion, decide to buy or sell the AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS.

Although broker-dealers may buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

As a dealer, a broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a bidder or a seller and routinely does so in its sole discretion. When a broker-dealer submits an order for its own account, it often has an advantage over other bidders because a broker-dealer would have knowledge of some or all of the other orders placed through the broker-dealer in that auction, and thus could determine the rate and size of its order so as to ensure that its order is likely to be accepted in the auction and the auction is likely to clear at a particular rate. For this reason, and because a broker-dealer is appointed and paid by the issuer to serve as a dealer in the auction, a broker-dealer’s interests in conducting an auction may differ from those of investors who participate in auctions.

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Securities and Exchange Commission Settlement

On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, UBS Securities LLC and Wachovia Capital Markets LLC (the “Settlement Broker-Dealers”), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch, UBS Securities LLC and Wachovia Capital Markets LLC each agreed to pay civil penalties. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

Ratings and Asset Coverage Risk

While it is a condition to the closing of the offering that the AMPS receive the highest credit quality rating from at least two of S&P, Moody’s and Fitch, the ratings do not eliminate or necessarily mitigate the risks of investing in AMPS. In addition, S&P, Moody’s, Fitch, or another rating agency then rating the AMPS could downgrade the AMPS, which may make your shares less liquid at an auction or in the secondary market. If a rating agency downgrades the AMPS, the dividend rate on the AMPS will be the applicable maximum rate based on the credit rating of the AMPS, which will be a rate higher than is then payable currently on the AMPS. See “Description of AMPS—Rating Agency Guidelines” for a description of the asset maintenance tests the Fund must meet. The Fund may not redeem AMPS if such a redemption would cause the Fund to fail to meet regulatory or rating agency asset coverage requirements, and the Fund may not declare, pay or set apart for payment any dividend or other distribution if immediately thereafter the Fund would fail to meet regulatory asset coverage requirements.

Portfolio Security Risk

Portfolio security risk is the risk that an issuer of a security in which the Fund invests will not be able, in the case of common stocks, to make dividend distributions at the level forecast by the Fund’s Investment Manager, or that the issuer becomes unable to meet its obligation to pay fixed dividends at the specified rate, in the case of preferred stock, or to make interest and principal payments in the case of debt securities. Common stock is not rated by rating agencies and it is incumbent on the Investment Manager to select securities of utility companies that it believes have the ability to pay dividends at the forecasted level. Preferred stock and debt securities may be rated. The Fund may invest up to 25% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as “junk bonds”) by S&P or Moody’s or unrated securities considered to be of comparable quality by the Investment Manager. In general, lower-rated securities carry a greater degree of risk. If rating agencies lower their ratings of securities held in the Fund’s portfolio, the value of those securities could decline, which would jeopardize the rating agencies’ ratings of the AMPS. The failure of a company to pay common stock or preferred stock dividends, or interest payments, at forecasted or contractual rates, could have a negative impact on the Fund’s ability to pay dividends on the AMPS and could result in the redemption of some or all of the AMPS.

Restrictions on Dividends and other Distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s Common Shares, the AMPS and other outstanding preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a

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regulated investment company for Federal income tax purposes. While the Fund intends to redeem the AMPS and other outstanding preferred stock to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See “U.S. Federal Taxation.”

General Risks of Investing in the Fund

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that we will achieve our investment objective.

Limited Operating History

The Fund is a non-diversified, closed-end management investment company with a limited operating history.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

Stock Market Risk

Because prices of equity securities fluctuate from day-to-day, the value of our portfolio will vary based upon general market conditions.

Special Risks of Securities Linked to the Utility Industry

Since at least 80% of the Fund’s managed assets normally will be concentrated in common stocks, preferred stocks and other equity securities issued by utility companies, your investment in the Fund will be significantly impacted by the performance of this industry. The Fund’s emphasis on securities of utility issuers makes it more susceptible to adverse economic, political or regulatory occurrences affecting such issuers than a fund that does not have its assets invested to a similar degree in such issuers. The utility industry generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications services or (iii) infrastructure operations, such as airports, toll roads and municipal services. Certain segments of this industry and individual companies within such segments may not perform as well as the industry as a whole. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including:

•	high interest costs in connection with capital construction and improvement programs;

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	governmental regulation of rates charged to customers;

•	costs associated with compliance with and changes in environmental and other regulations;

•	effects of economic slowdowns and surplus capacity;

•	increased competition from other providers of utility services;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

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•

costs associated with reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale and the effects of energy conservation policies, and the potential that costs incurred by the utility, such as the cost of fuel, change more rapidly than the rate the utility is permitted to charge its customers;

•

effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes;

•	technological innovations that may render existing plants, equipment or products obsolete; and

•

potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man-made disasters, including events such as the blackout that affected electric utility companies in many Mid-Atlantic and Midwest states in 2003.

Issuers in the utility industry may be subject to regulation by various governmental authorities in various jurisdictions and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Various regulatory regimes also impose limitations on the percentage of the shares of a public utility held by a fund as an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments. Generally, prices charged by certain utilities are regulated in the United States with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future. The nature of regulation in the utility industry is evolving. Changes in regulation increasingly allow participants in the utility industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within such industries. The emergence of competition may result in certain companies being forced to defend their core businesses which may cause such companies to be less profitable.

In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

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Foreign utility companies are also subject to regulation, although such regulation may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

Investments in certain utility companies are also subject to certain additional risks.

Electric.    Electric utilities consist of companies that are engaged principally in one of more of the following activities: the generation, transmission, sale and distribution of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers.

The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution which is expected to be the least competitive and the more regulated part of the business may see higher ratings given the greater predictability of cash flow.

Currently, several states are considering deregulation proposals, while other states have already enacted enabling legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their

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financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

Telecommunications.    The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to both residential, corporate and governmental customers.

In February 1996, the Telecommunications Act of 1996 (the “Act”) became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

Gas.    Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

Water.    Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the water utilities are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities, including:

Deferral and Omission.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring or omitting its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination.    Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.    Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.    Generally, traditional preferred securities offer no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Supply of Hybrid-Preferred Securities.    The Financial Accounting Standards Board currently is reviewing accounting guidelines relating to hybrid-preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Fund may be adversely affected. Reduced Federal income tax rates on dividends may also adversely impact the market and supply of hybrid-preferred securities if the issuance of such securities becomes less attractive to issuers.

New Types of Securities.    From time to time, preferred securities, including hybrid-preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund’s investment objective and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Financial Services.    Companies principally engaged in financial services are prominent issuers of preferred securities and, therefore, the Fund may be susceptible to adverse economic or regulatory occurrences affecting that sector.

Investing in the financial services sector includes the following risks:

•	regulatory actions—financial services companies may suffer a setback if regulators change the rules under which they operate;

•	changes in interest rates—unstable interest rates can have a disproportionate effect on the financial services sector;

•

concentration of loans—financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector; and

•	competition—financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Foreign Securities Risks

Under normal market conditions, the Fund may invest up to 20% of its managed assets in securities of foreign issuers (“Foreign Securities”), including securities represented by ADRs. The Fund will not invest more

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than 10% of its managed assets in Foreign Securities of issuers in so-called “emerging markets” (or lesser developed countries). Investments in such securities are particularly speculative. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	changes in currency exchange rates;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income. However, dividend income the Fund receives from securities of certain “qualified foreign corporations” (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States, but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code) will be eligible for the special tax treatment applicable to qualified dividend income.

Investments in Foreign Securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

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•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

In addition, certain investments in Foreign Securities also may be subject to foreign withholding taxes.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign securities may also be affected by market and political factors specific to the issuer’s country as well as fluctuations in foreign currency exchange rates. The value of non-U.S. dollar denominated securities will decline if the foreign currencies weaken. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The monetary authorities of an emerging market country may block the repatriation for any reason, including the unavailability of foreign currency and war. If the Fund were not able to convert a currency into U.S. dollars, the Fund would continue to hold the currency in some form until the inconvertibility situation changed or a purchaser for the currency is found. Other risks include the dependence on the Investment Manager’s ability to predict movements in exchange rates and imperfect correlations between movements in exchange rates. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will incur costs in connection with conversions between various currencies.

As a result of these potential risks, the Investment Manager may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the Investment Manager, have had no or limited prior experience.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities such as preferred and debt securities, and to a lesser extent dividend-paying common stocks such as certain utility company common shares, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of Common Shares may tend to decline if market interest rates rise. Because investors generally look to utility companies for a stream of income, the prices of utility company shares may be more sensitive to changes in interest rates than are other equity securities.

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During periods of declining interest rates, an issuer may be able to exercise an option to prepay principal earlier than scheduled which is generally known as call or prepayment risk. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Credit Risk and Lower-Rated Securities Risk

Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. The Fund may invest up to 25% (measured at the time of investment) of its managed assets in securities that are rated below investment grade. Securities rated below investment grade are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and these bonds are commonly referred to as “junk bonds.” These securities are subject to a greater risk of default. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than investment grade securities. A security will be considered to be investment grade if, at the time of investment, such security has a rating of “BBB” or higher by S&P, “Baa” or higher by Moody’s or an equivalent rating by a nationally recognized statistical rating agency, or, if unrated, such security is determined by the Investment Manager to be of comparable quality.

Lower-rated securities, may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and our ability to achieve our investment objective may, to the extent we are invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if we were investing in higher quality securities. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. We will not invest in securities which are in default at the time of purchase.

Lower-rated securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate if the issuer of lower-rated securities defaults, and the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

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It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal or interest on those securities. New laws and proposed new laws may adversely impact the market for lower-rated securities.

Counter-party Risk

The Fund will be subject to credit risk with respect to the counter-parties to any derivative contracts purchased by the Fund. If a counter-party becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Other Investment Management Techniques Risk

The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic Transactions will be entered into to seek to manage the risks of the Fund’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic Transactions involve risks, including (1) that the loss on the Strategic Transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in Strategic Transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of Strategic Transactions depends on the Investment Manager’s ability to predict correctly market movements, which, of course, cannot be assured. Losses on Strategic Transactions may reduce the Fund’s net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Convertible Securities Risk

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Common Stock Risk

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of

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common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Tax Risk

The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. In particular, the provisions that currently apply to the favorable tax treatment of qualified dividend income are scheduled to expire for taxable years beginning after December 31, 2010 unless future legislation is passed to extend the effective date of those provisions. There can be no assurance of what portion, if any, of the Fund’s distributions will be entitled to the lower tax rates that apply to qualified dividend income. In addition, the Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “U.S. Federal Taxation.”

Restricted and Illiquid Securities Risk

The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Portfolio Turnover Risk

We may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objective. Although we cannot accurately predict our portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income. See “U.S. Federal Taxation.”

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on the AMPS, if any, or interest payments on any borrowings may increase.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for Federal income tax

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to the extent its earnings are distributed to stockholders. See “U.S. Federal Taxation” in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the value of its total assets will be invested in the securities of a single issuer and we will not own more than 10% of the outstanding voting securities of a single issuer. In addition, at the close of each quarter, no more than 25% of the value of its total assets may be invested in the securities of one or more “qualified publicly traded partnerships,” as defined in the Code. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies.

Anti-Takeover Provisions

Certain provisions of the Fund’s Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the Fund’s structure. The provisions may also have the effect of depriving stockholders of an opportunity to redeem their AMPS. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter and conversion to open-end status. See “Description of Common Shares” and “Certain Provisions of the Charter and By-Laws.”

Market Disruption Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world have resulted in recent market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. These events could also adversely affect individual issuers and securities markets, interest rates, auctions and auction participants, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the AMPS. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding Common Shares, the AMPS and other outstanding preferred stock voting together as a single class, and the approval of the holders of a majority, as defined in the 1940 Act, of the AMPS and other outstanding preferred stock voting together as a separate class. Among other restrictions, the Fund may not invest more than 25% of its managed assets in securities of issuers in any one industry except for the utility industry.

The Fund may become subject to guidelines that are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from nationally recognized rating agencies on the AMPS. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common

46

Stockholders or the Fund’s ability to achieve its investment objective. See “Investment Restrictions” in the SAI for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Interest Rate Transactions

In order to seek to reduce the interest rate risk inherent in the Fund’s capital structure and underlying investments, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap a fixed rate payment in exchange for the counter-party agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the AMPS, any other outstanding shares of preferred stock or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counter-party to the interest rate swap and to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counter-party payments of the difference based on the notional amount of such cap. If the counter-party to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the AMPS and other outstanding preferred stock or rate of interest on borrowings. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such default could negatively impact the Fund’s ability to make dividend payments on the AMPS and other outstanding preferred stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make dividend payments on the AMPS.

To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the AMPS. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. Under the terms of the AMPS, if the Fund fails to maintain the required asset coverage on the AMPS or any other shares of preferred stock or fails to comply with other covenants, the Fund may be required to redeem some or all of the AMPS.

The Fund may choose or be required to redeem some or all of the AMPS and any other outstanding shares of preferred stock or prepay any borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.

Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction marked to market daily. The Fund would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund’s leverage. The Fund will monitor any interest rate swap or cap transactions with a view to ensuring that it remains in compliance with applicable tax requirements.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreement with its Investment Manager, administrator, custodian and transfer agent. The

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management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Fund’s administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Manager

Cohen & Steers Capital Management, Inc., with offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice to, and, in general, to conduct the management and investment program of, the Fund under the overall supervision and control of the Directors of the Fund. The Investment Manager was formed in 1986 and had approximately $29.9 billion of assets under management as of December 31, 2006. Its current clients include pension plans, endowment funds and registered investment companies, including each of the open-end and closed-end Cohen & Steers funds. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the New York Stock Exchange under the symbol “CNS.”

Investment Management Agreement

Under its Investment Management Agreement with the Fund (the “Investment Management Agreement”), the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Manager also performs certain administrative services for the Fund and provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily managed assets of the Fund. Managed assets are the net asset value of the Common Shares plus the liquidation preference of the AMPS (and other outstanding preferred stock). In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, expenses of issuing and repurchasing shares, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund’s operations, .15% of average daily managed assets in year six, .10% of average daily managed assets in year seven and .05% of average daily managed assets in year eight. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, which includes the liquidation preference of the AMPS and other outstanding shares of preferred stock used for leverage.

The Fund’s portfolio managers who are primarily responsible for the day to day management of the Fund’s portfolio are:

Robert S. Becker—Mr. Becker has been a portfolio manager of the Fund since its inception. He joined the Investment Manager as a Senior Vice President in 2003. Mr. Becker is the director of the Cohen & Steers utility investment team and is a portfolio manager of certain other Cohen & Steers funds. Prior to joining Cohen & Steers, Mr. Becker was a co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments. Mr. Becker has previously held positions in equity research for the utility sector at Salomon Smith Barney and Scudder, Stevens and Clark.

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William F. Scapell—Mr. Scapell has been a portfolio manager of the Fund since its inception. He joined the Investment Manager as a Senior Vice President in 2003. Mr. Scapell is the director of the Cohen & Steers fixed income investment team and is a portfolio manager of certain other Cohen & Steers funds. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities. Before joining Merrill Lynch’s research department, Mr. Scapell worked in Merrill Lynch Treasury with a focus on balance sheet management. Prior to working for Merrill Lynch, Mr. Scapell was employed at the Federal Reserve Bank of New York in both bank supervision and monetary policy roles. Mr. Scapell is a Chartered Financial Analyst.

See “Compensation of Directors and Certain Officers” and “Investment Advisory and Other Services” in the SAI for further information about the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Administration and Sub-Administration Agreement

Under its Administration Agreement with the Fund, the Investment Manager has responsibility for providing certain administrative services and accounting functions and assisting the Fund with operational needs, including providing administrative services necessary for the operations of the Fund and furnishing office space and facilities required for conducting the business of the Fund.

In accordance with the Administration Agreement and with the approval of the Board of Directors of the Fund, the Fund has entered into an agreement with State Street Bank as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for certain fund administration services.

Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, ..06% of the Fund’s average daily managed assets up to $1 billion, .04% of the Fund’s average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund’s average daily managed assets in excess of $1.5 billion. Under the Sub-Administration agreement, the Fund pays State Street Bank a monthly administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the average daily managed assets (including the liquidation value of the AMPS and any other outstanding shares of preferred stock) in the Fund at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee of $120,000. The aggregate fee paid by the Fund and the other funds advised by the Investment Manager to State Street Bank is computed by multiplying the total number of funds by each break point in the above schedule in order to determine the aggregate break points to be used in calculating the total fee paid by the Cohen & Steers family of funds (i.e., six funds at $200 million or $1.2 billion at .03%, etc.). The Fund is then responsible for its pro rata amount of the aggregate sub-administration fee. State Street Bank also serves as the Fund’s custodian and The Bank of New York has been retained to serve as the Fund’s auction agent, transfer agent, dividend paying agent and registrar for the Fund’s AMPS. See “Custodian, Auction Agent, Transfer Agent, Dividend Paying Agent and Registrar.”

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DESCRIPTION OF AMPS

The following is a brief description of the terms of the AMPS. For the complete terms of the AMPS, please refer to the detailed description of the AMPS in the Fund’s Articles Supplementary attached as Appendix B to the SAI.

General

Under its Charter, the Fund is authorized to issue shares of preferred stock, with rights as determined by the Board of Directors, without the approval of the holders of Common Shares. The AMPS will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The AMPS will rank on a parity with the Outstanding AMPS and with shares of any other series of preferred stock of the Fund, as to the payment of dividends and the distribution of assets upon liquidation. The AMPS carry one vote per share on all matters on which such shares are entitled to vote. The AMPS, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights.

Any AMPS repurchased or redeemed by the Fund will be classified as authorized and unissued AMPS. The Board of Directors may by resolution classify or reclassify any authorized and unissued AMPS from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares.

The AMPS will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

Dividends and Rate Periods

General.    The following is a general description of dividends and rate periods for the AMPS. The initial rate period for the AMPS will be seven days and the dividend rate for this period will be 4.80%. Subsequent rate periods will be seven days, and the dividend rate will be determined by auction. The Fund, subject to certain conditions, may change the length of subsequent rate periods by designating them as special rate periods. See “Designation of Special Rate Periods” below.

Dividend Payment Dates.    Dividends on the AMPS will be payable, when, as and if declared by the Board, out of legally available funds in accordance with the Fund’s Charter and applicable law. Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Articles Supplementary.

If a dividend payment date is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date cannot be paid for any such reason, then:

•

the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

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Dividends will be paid through DTC on each dividend payment date. The dividend payment date will normally be the first business day after the dividend period ends. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of AMPS). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. Each of the current broker-dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a broker-dealer or a broker-dealer’s designee as agent member.

Calculation of Dividend Payment.    The Fund computes the dividends per share payable on the AMPS by multiplying the applicable rate in effect by a fraction. The numerator of this fraction will normally be the number of days in the rate period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share.

Dividends on the AMPS will accumulate from the date of their original issue, which is February 14, 2007. For each dividend payment period after the initial rate period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

The maximum applicable rate for any regular period will be the higher of (as set forth in the table below) the applicable percentage of the Reference Rate or the applicable spread plus the Reference Rate. The Reference Rate is the applicable LIBOR Rate (for a dividend period or a special dividend period of fewer than 365 days), or the applicable Treasury Index Rate (for a special dividend period of 365 days or more). In the case of a special rate period, the maximum applicable rate will be specified by the Fund in the notice of the special rate period for such dividend payment period. The applicable percentage or applicable spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a maximum applicable rate for a special rate period. The applicable percentage or applicable spread will be determined based on the lower of the credit rating or ratings assigned to the AMPS by S&P and Moody’s. If S&P or Moody’s or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

Credit Ratings		Applicable Percentage of Reference Rate	Applicable Spread
Moody’s	S&P
Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and below	BB+ and below	300%	300 bps

Assuming the Fund maintains an Aaa/AAA rating on the AMPS, the practical effect of the different methods used to calculate the maximum applicable rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate
1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

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The Applicable Percentage and the Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the broker-dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Shares Basic Maintenance Amount (as defined in this prospectus under “—Rating Agency Guidelines” below). The Fund will take all reasonable action necessary to enable either S&P or Moody’s to provide a rating for the AMPS. If neither S&P nor Moody’s will make such a rating available, the Fund will select another rating agency to act as a substitute rating agency.

On or prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit, subject to applicable cure periods, will result in a default period during which no auction will be held. The Fund does not intend to establish any reserves for the payment of dividends.

Restriction on Dividends and Other Distributions.    While any of the AMPS are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its Common Shares (other than in additional shares of common stock or rights to purchase common stock) or repurchase any of its Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the AMPS as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions have been satisfied:

•

in the case of the Moody’s coverage requirements, immediately after such transaction, the aggregate Moody’s Coverage Value (i.e., the aggregate value of the Fund’s portfolio discounted according to Moody’s criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (i.e., the amount necessary to pay all outstanding obligations of the Fund with respect to the AMPS, any preferred stock outstanding, expenses for the next 90 days and any other liabilities of the Fund) (see “—Rating Agency Guidelines” below);

•

in the case of S&P’s coverage requirements, immediately after such transaction, the Aggregate S&P value (i.e., the aggregate value of the Fund’s portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

•	immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this prospectus under “—Rating Agency Guidelines” below) is met;

•

full cumulative dividends on the AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

•	the Fund has redeemed the full number of the AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking as to the payment of dividends on a parity with the AMPS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the AMPS through its most recent dividend payment date. However, when the Fund has not paid dividends in full on the AMPS through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with the AMPS through their most recent respective dividend payment dates, the amount of dividends declared per share on the AMPS and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the AMPS and such other class or series of shares bear to each other.

Designation of Special Rate Periods.    The Fund may, in certain situations, declare a special rate period. Prior to declaring a special rate period, the Fund will give notice (a “notice of special rate period”) to the auction agent and to each broker-dealer. The notice will state that the next succeeding rate period for the AMPS will be a number of days as specified in such notice. The Fund may not designate a special rate period unless sufficient

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clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. The Fund also must have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed special rate period will not adversely affect such agency’s then-current rating on the AMPS and the lead broker-dealer designated by the Fund, initially Merrill Lynch, must not have objected to the declaration of a special rate period. A notice of special rate period also will specify whether the shares of the AMPS will be subject to optional redemption during such special rate period and, if so, the redemption, premium, if any, required to be paid by the Fund in connection with such optional redemption.

Voting Rights

Except as noted below, the Fund’s Common Shares and the AMPS (and the Outstanding AMPS) have equal voting rights of one vote per share and vote together as a single class. In elections of Directors, the holders of the AMPS (and other outstanding preferred stock), as a separate class, vote to elect two Directors, and the holders of the Common Shares and holders of AMPS (and other outstanding preferred stock) vote together as a single class to elect the remaining Directors. In addition, during any period (“Voting Period”) in which the Fund has not paid dividends on the AMPS (and other outstanding preferred stock) in an amount equal to two full years dividends, the holders of the AMPS (and other outstanding preferred stock), voting together as a single class, are entitled to elect (in addition to the two Directors described above) the smallest number of additional Directors as is necessary to ensure that a majority of the Directors has been elected by the holders of the AMPS (and other outstanding preferred stock). The holders of AMPS (and other outstanding preferred stock) will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are Directors of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the AMPS (and other outstanding preferred stock) of the number of Directors that such holders are entitled to elect. The persons elected by the holders of the AMPS (and other outstanding preferred stock), together with the incumbent Directors, will constitute the duly elected Directors of the Fund. When all dividends in arrears on the AMPS (and other outstanding preferred stock) have been paid or provided for, the terms of office of the additional Directors elected by the holders of the AMPS (and other outstanding preferred stock) will terminate.

So long as any of the AMPS (and other outstanding preferred stock) are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding AMPS (and other outstanding preferred stock), (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable Federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the AMPS (and other outstanding preferred stock), (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund’s Paying Agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such

53

indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund’s investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding AMPS (together with other outstanding preferred stock) shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s investment restrictions described under “Investment Restrictions” in the SAI and changes in the Fund’s subclassification as a closed-end investment company.

The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund’s shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

The Common Shares and the AMPS (and other outstanding preferred stock) also will vote separately to the extent otherwise required under Maryland law or the 1940 Act as in effect from time to time. The class votes of holders of the AMPS (and other outstanding preferred stock) described above will in each case be in addition to any separate vote of the requisite percentage of Common Shares and the AMPS (and other outstanding preferred stock), voting together as a single class, necessary to authorize the action in question.

For purpose of any right of the holders of the AMPS to vote on any matter, whether the right is created by the Charter, by statute or otherwise, a holder of AMPS is not entitled to vote and the AMPS will not be deemed to be outstanding for the purpose of voting or determining the number of the AMPS required to constitute a quorum, if prior to or concurrently with a determination of the AMPS entitled to vote or of the AMPS deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those AMPS and sufficient Deposit Securities (as defined in the SAI) for the redemption of those AMPS were deposited.

Rating Agency Guidelines

The Fund is required under S&P and Moody’s guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). S&P and Moody’s have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by the rating agency). The S&P and Moody’s guidelines also impose certain diversification requirements on the Fund’s overall portfolio. The “Preferred Shares Basic Maintenance Amount” includes the sum of (i) the aggregate liquidation preference of the AMPS (and other preferred stock) then outstanding (plus accrued and projected dividends), (ii) the total principal of any senior debt, (iii) certain Fund expenses and (iv) certain other current liabilities.

The Fund also is required under rating agency guidelines to maintain, with respect to the AMPS, as of the last business day of each month in which the AMPS are outstanding, asset coverage of at least 200% with

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respect to senior securities that are stock of the Fund, including the AMPS and other outstanding preferred stock (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) (“1940 Act Preferred Shares Asset Coverage”). S&P and Moody’s have agreed that the auditors must certify once per year the asset coverage test. Based on the Fund’s assets and liabilities as of January 31, 2007 and assuming the issuance of all the AMPS offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to the AMPS (and the Outstanding AMPS) would be computed as follows:

Value of Fund assets less liabilities not constituting senior securities     = 1,874,640,894 = 288%

Senior securities representing indebtedness plus liquidation value              652,000,000

of the AMPS and the Outstanding AMPS

If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the AMPS, the Fund will be required to redeem the AMPS as described below under “—Redemption.”

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by S&P or Moody’s. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating. The Board of Directors may, without stockholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from S&P or Moody’s, or both, as appropriate, that any such change would not impair the ratings then assigned by S&P and Moody’s to the AMPS.

The Board of Directors may amend the definition of maximum applicable rate to increase the percentage amount by which the reference rate is multiplied, or the percentage spread added to the reference rate, to determine the maximum applicable rate without the vote or consent of the holders of AMPS or any other stockholder of the Fund, but only with confirmation from each rating agency, and after consultation with the broker-dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount.

As described by S&P and Moody’s, the AMPS rating is an assessment of the capacity and willingness of the Fund to pay the AMPS’ obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell the AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the AMPS will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to S&P and Moody’s by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the AMPS only so long as such rating agency is rating these shares. The Fund will pay fees to S&P and Moody’s for rating the AMPS.

Redemption

Mandatory Redemption.    If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage or (3) file a required certificate related to asset coverage on time, the AMPS will be subject to mandatory redemption out of funds legally available therefor in accordance with the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus an amount equal to

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accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of AMPS necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be. In determining the number of AMPS required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the AMPS of the Fund and any other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

Optional Redemption.    To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may, without the consent of the holders of the AMPS, redeem AMPS having a dividend period of one year or less, in whole or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The optional redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. AMPS having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant dividend period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the AMPS by reason of the redemption of the AMPS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount.

Notwithstanding the foregoing, AMPS may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding AMPS, and any other outstanding preferred stock, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for AMPS made on the same terms to holders of all outstanding shares of preferred stock.

Liquidation

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with the AMPS with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of AMPS then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its stockholders, before any payment or distribution is made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared by the Fund, but excluding the interest thereon) accumulated but unpaid to and including the date of final distribution in same-day funds in connection with the liquidation of the Fund. After the payment to the holders of the AMPS of the full preferential amounts provided for as described herein, the holders of the AMPS as such will have no right or claim to any of the remaining assets of the Fund.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other entity nor the merger or consolidation of any other entity into or with the Fund, will be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

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THE AUCTION

General

The Articles Supplementary provide that, except as otherwise described in this prospectus, the applicable rate for the AMPS for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell the AMPS. See the Articles Supplementary for a more complete description of the auction process.

Auction Agency Agreement.    The Fund will enter into an auction agency agreement with the auction agent (initially, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for the AMPS, so long as the applicable rate for the AMPS is to be based on the results of an auction.

The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 60 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

Broker-Dealer Agreements.    Each auction requires the participation of one or more broker-dealers. The auction agent will enter into agreements with several broker-dealers selected by the Fund, which provide for the participation of those broker-dealers in auctions for the AMPS.

The auction agent will pay to each broker-dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the AMPS held by a broker-dealer’s customer upon settlement in an auction. For any special rate period, the service charge will be determined by mutual consent of the Fund and any such broker-dealer or broker-dealers and will be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate Preferred Shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the dividend period with respect to such auction. For purposes of the foregoing, the AMPS will be placed by a broker-dealer if such shares were (i) the subject of hold orders deemed to have been made by beneficial owners that were acquired by such beneficial owners through such broker-dealer or (ii) the subject of the following orders submitted by such broker-dealer: (A) a submitted bid of a beneficial owner that resulted in such beneficial owner continuing to hold such shares as a result of the auction, (B) a submitted bid of a potential beneficial owner that resulted in such potential beneficial owner purchasing such shares as a result of the auction or (C) a submitted hold order. A broker-dealer may share a portion of any such fees with non-participating broker-dealers that submit orders to the broker-dealer for an auction that are placed by that broker-dealer in such auction.

Role of Broker-Dealer

The broker-dealers have been appointed by the issuers of various auction rate securities to serve as dealers in the auctions for those securities and are paid by the issuers for their services.

A broker-dealer receives broker-dealer fees from such issuers at an agreed-upon annual rate that is applied to the principal amount of securities sold or successfully placed through a broker-dealer in auctions. A broker-dealer is designated in the broker-dealer agreement as the broker-dealer to contact existing holders of AMPS and potential holders of AMPS and solicit bids for the AMPS. The broker-dealer will receive broker-dealer fees from the Fund with respect to the AMPS sold or successfully placed through it in auctions for the AMPS. The broker-dealer may share a portion of such fees with other dealers that submit orders through it that are filled in the auction.

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Bidding by Broker-Dealer

Each broker-dealer is permitted, but not obligated, to submit orders in auctions for its own account either as a buyer or seller and routinely does so in the auction rate securities market in its sole discretion. If a broker-dealer submits an order for its own account, it would have an advantage over other bidders because such broker-dealer would have knowledge of the other orders placed through it in that auction and thus, could determine the rate and size of its order so as to increase the likelihood that (i) its order will be accepted in the auction and (ii) the auction will clear at a particular rate. For this reason, and because each broker-dealer is appointed and paid by the Fund to serve as a broker-dealer in the auction, a broker-dealer’s interests in serving as broker-dealer in an auction may differ from those of existing holders and potential holders who participate in auctions. See “—Role of Broker-Dealer.” A broker-dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a broker-dealer agreement.

Where a broker-dealer is the only broker-dealer appointed by the Fund to serve as broker-dealer in the auction, it would be the only broker-dealer that submits orders to the auction agent in that auction. As a result, in such circumstances, the broker-dealer could discern the clearing rate before the orders are submitted to the auction agent and set the clearing rate with its order.

Each broker-dealer may place bids in auctions for its own account to prevent an “auction failure” (which occurs if there is a lack of sufficient clearing bids and results in auction rate being set at the maximum rate) or to prevent an auction from clearing at a rate that the broker-dealer believes does not reflect the market for such securities. Each broker-dealer may place one or more bids in an auction to prevent an auction failure or to prevent auctions from clearing at a rate that the broker-dealer believes does not reflect the market for the AMPS. Each broker-dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding in an auction for its own account, the broker-dealer may also bid inside or outside the range of rates that it posts in its price talk. See “—Price Talk.”

Each broker-dealer routinely encourages bidding by others in auctions for which it serves as broker-dealer. Each broker-dealer also may encourage bidding by others in auctions, including to prevent an auction failure or an auction from clearing at a rate that the broker-dealer believes does not reflect the market for the AMPS. A broker-dealer may encourage such bids even after obtaining knowledge of some or all of the other orders submitted through it.

Bids by any broker-dealer or by those it may encourage to place bids are likely to affect (i) the auction rate—including preventing the auction rate from being set at the maximum rate or otherwise causing bidders to receive a lower rate than they might have received had the broker-dealer not bid or encouraged others to bid and (ii) the allocation of the AMPS being auctioned—including displacing some bidders who may have their bids rejected or receive fewer AMPS than they would have received if such broker-dealer had not bid or encouraged others to bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the AMPS involves no significant liquidity or credit risk. A broker-dealer is not obligated to continue to place such bids or to continue to encourage other bidders to do so in any particular auction to prevent an auction failure or an auction from clearing at a rate such broker-dealer believes does not reflect the market for the AMPS. Investors should not assume that such broker-dealer will place bids or encourage others to do so or that auction failures will not occur. Investors should also be aware that bids by a broker-dealer or by those it may encourage to place bids may cause lower auction rates to occur.

The statements herein regarding bidding by a broker-dealer apply only to a broker-dealer’s auction desk and any other business units of the broker-dealer that are not separated from the auction desk by an information barrier designed to limit inappropriate dissemination of bidding information.

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In any particular auction, if all outstanding AMPS are the subject of submitted hold orders, the auction rate for the next succeeding auction period will be the all-hold-rate (such a situation is called an “all hold auction”). If the broker-dealer holds any AMPS for its own account on an auction date, such broker-dealer may submit a sell order into the auction with respect to such AMPS, which would prevent that auction from being an all hold auction. Such broker-dealer may, but is not obligated to, submit bids for its own account in that same auction, as set forth above.

‘‘Price Talk’’

Before the start of an auction, each broker-dealer, in its discretion, may make available to its customers who are existing holders and potential holders such broker-dealer’s good faith judgment of the range of likely clearing rates for the auction based on market and other information. This is known as “price talk.” Price talk is not a guaranty that the dividend rate established through the auction will be within the price talk, and existing holders and potential holders are free to use it or ignore it. A broker-dealer may occasionally update and change the price talk based on changes in the Fund’s credit quality or macroeconomic factors that are likely to result in a change in interest rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers. Potential holders should confirm with the broker-dealer the manner by which the broker-dealer will communicate price talk and any changes to price talk.

“All-or-Nothing” Bids

Broker-dealers do not accept “all-or-nothing” bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of AMPS where there are not sufficient sell orders to fill all bids at the winning bid rate.

No Assurances Regarding Auction Outcomes

The broker-dealer provides no assurance as to the outcome of any auction. The broker-dealer also does not provide any assurance that any bid will be successful, in whole or in part, or that the auction will clear at a rate that a bidder considers acceptable. Bids may be only partially filled, or not filled at all, and the dividend rate on any AMPS purchased or retained in the auction may be lower than the market rate for similar investments.

A broker-dealer will not agree before an auction to buy AMPS from or sell AMPS to a customer after the auction.

Deadlines

Each particular auction has a formal deadline by which all bids must be submitted by each broker-dealer to the auction agent. This deadline is called the “submission deadline.” To provide sufficient time to process and submit customer bids to the auction agent before the submission deadline, each broker-dealer imposes an earlier deadline—called the “internal submission deadline” —by which bidders must submit bids to such broker-dealer. The internal submission deadline is subject to change by the broker-dealer. Potential holders should consult with the broker-dealer as to its internal submission deadline. A broker-dealer may allow for correction of clerical errors after the internal submission deadline and prior to the submission deadline. A broker-dealer may submit bids for its own account at any time until the submission deadline. The auction agent allows for the correction of clerical errors after the submission deadline but prior to the announcement of the auction results.

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Existing Holder’s Ability to Resell AMPS May Be Limited

An existing owner may sell, transfer or dispose of AMPS only in an auction, pursuant to a bid or sell order in accordance with the auction procedures, or outside an auction, to or through a broker-dealer.

Existing Holders will be able to sell all of the AMPS that are the subject of their submitted sell orders only if there are bidders willing to purchase all those AMPS in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the AMPS subject to such submitted sell orders. As discussed above (see “—Bidding by Broker-Dealer”), a broker-dealer may submit a bid in an auction to avoid an auction failure, but it is not obligated to do so. There may not always be enough bidders to prevent an auction failure in the absence of a broker-dealer bidding in the auction for its own account or encouraging others to bid. Therefore, auction failures are possible, especially if the Fund’s credit were to deteriorate, if a market disruption were to occur or if, for any reason, each broker-dealer were unable or unwilling to bid.

Between auctions, there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide existing holders the ability to resell the AMPS on the terms or at the times desired by an existing holder. Each broker-dealer, in its own discretion, may decide to buy or sell the AMPS in the secondary market for its own account from or to investors at any time and at any price, including at prices equivalent to, below, or above par for the AMPS. However, a broker-dealer is not obligated to make a market in the AMPS and may discontinue trading in the AMPS without notice for any reason at any time. Existing holders who resell between auctions may receive an amount less than par, depending on market conditions.

If an existing owner purchased AMPS through a dealer which is not a broker-dealer for the AMPS, such existing owner’s ability to sell its AMPS may be affected by the continued ability of its dealer to transact trades for the AMPS through the broker-dealer. The ability to resell the AMPS will depend on various factors affecting the market for the AMPS, including news relating to AMPS, the attractiveness of alternative investments, investor demand for short term securities, the perceived risk of owning the AMPS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the AMPS (including U.S. generally accepted accounting principles as they apply to the accounting treatment of auction rate securities), reactions of market participants to regulatory actions (such as those described in “—Securities and Exchange Commission Settlement” below) or press reports, financial reporting cycles and market conditions generally. Demand for the AMPS may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the Auction Agent or the Broker-Dealer Could Impact the Ability to Hold Auctions

The auction agency agreement provides that the auction agent may resign from its duties as auction agent by giving at least 30 days notice to the Fund if amounts due to it have not been paid. The auction agent may also elect to terminate the auction agency agreement upon at least 60 days’ prior notice to the Fund for any reason. The broker-dealer agreements provide that a broker-dealer thereunder may terminate such agreement upon five days’ written notice and does not require, as a condition to the effectiveness of such termination, that a replacement broker-dealer be in place. For any auction period during which there is no duly appointed auction agent or broker-dealer, it will not be possible to hold auctions, with the result that the dividend rate on the AMPS will be determined as described in the Fund’s Statement of Additional Information.

Securities and Exchange Commission Settlement

On May 31, 2006, the Securities and Exchange Commission announced that it had settled its investigation of fifteen firms, including Merrill Lynch, UBS Securities LLC and Wachovia Capital Markets LLC (the “Settlement Broker-Dealers”), that participate in the auction rate securities market regarding their respective practices and procedures in this market. The Securities and Exchange Commission alleged in the settlement that

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the firms had managed auctions for auction rate securities in which they participated in ways that were not adequately disclosed or that did not conform to disclosed auction procedures. As part of the settlement, Merrill Lynch, UBS Securities LLC and Wachovia Capital Markets LLC each agreed to pay civil penalties. In addition, each Settlement Broker-Dealer, without admitting or denying the Securities and Exchange Commission’s allegations, agreed to provide to customers written descriptions of its material auction practices and procedures, and to implement procedures reasonably designed to detect and prevent any failures by such Settlement Broker-Dealer to conduct the auction process in accordance with disclosed procedures. Each Settlement Broker-Dealer can offer no assurance as to how the settlement may affect the market for the AMPS.

Auction Procedures

Prior to the submission deadline on each auction date for the AMPS, each customer of a broker-dealer who is listed on the records of that broker-dealer (or, if applicable, the auction agent) as a beneficial owner of the AMPS may submit the following types of orders with respect to the AMPS to that broker-dealer:

Hold Order—indicating its desire to hold the AMPS without regard to the applicable rate for the next rate period.

Bid—indicating its desire to purchase or hold the indicated number of AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is not less than the rate or spread specified in the bid and which shall be deemed an offer to sell the AMPS at $25,000 per share if the applicable rate for shares of such series for the next rate period is less than the rate or spread specified in the bid.

Sell Order—indicating its desire to sell the AMPS at $25,000 per share without regard to the applicable rate for shares of such series for the next rate period.

A beneficial owner of the AMPS may submit different types of orders to its broker-dealer with respect to the AMPS then held by the beneficial owner. A beneficial owner that submits a bid to its broker-dealer having a rate higher than the maximum applicable rate on the auction date will be treated as having submitted a sell order to its broker-dealer. A beneficial owner that fails to submit an order to its broker-dealer will ordinarily be deemed to have submitted a hold order to its broker-dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its broker-dealer for an auction relating to a rate period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its broker-dealer. A beneficial owner that offers to become the beneficial owner of additional AMPS is, for the purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a broker-dealer that is not a beneficial owner of the AMPS but that wishes to purchase the AMPS or a beneficial owner that wishes to purchase additional AMPS. A potential holder may submit bids to its broker-dealer in which it offers to purchase the AMPS at $25,000 per share if the applicable rate for the next rate period is not less than the rate specified in such bid. A bid placed by a potential holder specifying a rate higher than the maximum applicable rate on the auction date will not be accepted.

The broker-dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. However, neither the Fund nor the auction agent will be responsible for a broker-dealer’s failure to comply with these procedures. Any order placed with the auction agent by a broker-dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a broker-dealer by a beneficial owner or potential holder. Similarly, any failure by a broker-dealer to submit to the auction agent an order for any AMPS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its broker-dealer an order in respect of the AMPS held by it. A broker-dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund. If a broker-dealer submits an order for its own account

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in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by the broker-dealer in an auction, the auction rate may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by broker-dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate is at least equal to the number of AMPS subject to sell orders submitted or deemed submitted to the auction agent by broker-dealers for existing holders. If there are sufficient clearing bids, the applicable rate for the AMPS for the next succeeding rate period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by broker-dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the AMPS available for purchase in the auction.

If there are not sufficient clearing bids, the applicable rate for the next rate period will be the maximum applicable rate on the auction date. However, if the Fund has declared a special rate period and there not sufficient clearing bids, the applicable rate for the next rate period will be the same as during the current rate period. If there are not sufficient clearing bids, beneficial owners of the AMPS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding AMPS are the subject of submitted hold orders, then the rate period following the auction will automatically be the same length as the preceding rate period and the applicable rate for the next rate period will be 90% of the reference rate.

If a broker-dealer holds auction rate securities for its own account on the date of an auction of such securities, a broker-dealer will submit an order into the auction to sell such securities.

The auction procedures include a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of AMPS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, broker-dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers’ agent members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

The first auction for the AMPS will be held on February 20, 2007, the business day preceding the dividend payment date for the initial dividend period. Thereafter, except during the special rate periods, auctions for the AMPS normally will be held every seven days, and each subsequent dividend period for the AMPS normally will begin on the following business day.

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The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding AMPS and three current holders. The three current holders and three potential holders submit orders through broker-dealers at the auction:

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 4.1%	Bid order of 4.1% rate for all 500 shares

Current Holder B	Owns 300 shares, wants to hold	Hold order—will take the auction rate

Current Holder C	Owns 200 shares, wants to sell all 200 shares	Bid order of 3.9% rate for all 200 shares if auction rate is less than 3.9%

Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 4.0%

Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 3.9%

Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 4.1%

The lowest dividend rate that will result in all 1,000 AMPS continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Current holders B and C will continue to own their shares. Current holder A will sell its shares because A’s dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of AMPS

The underwriters are not required to make a market in the AMPS. The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for the AMPS will develop or, if it does develop, that it will provide owners with liquidity of investment. The AMPS will not be registered on any stock exchange or on the NASDAQ market. Investors who purchase the AMPS in an auction for a special rate period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions. In addition, a broker-dealer may, in its own discretion, decide to buy or sell AMPS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below or above the liquidation preference of the AMPS. Although broker-dealers buy and sell AMPS for their own accounts on the secondary market, they have no obligation to do so and may discontinue such trading at any time without notice.

You may sell, transfer, or otherwise dispose of the AMPS only in whole shares and only

•	pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

•	to a broker-dealer; or

•	to such other persons as may be permitted by the Fund; provided, however, that (i) if you hold your AMPS in the name of a broker-dealer, a sale or transfer of your AMPS to that broker-dealer, or to

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another customer of that broker-dealer, will not be considered a sale or transfer for purposes of the foregoing if that broker-dealer remains the existing holder of the AMPS immediately after the transaction; and (ii) in the case of all transfers, other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

Further description of the auction procedures can be found in the Articles Supplementary.

DESCRIPTION OF COMMON SHARES

The Fund is authorized to issue 99,973,920 shares of Common Shares, par value $.001 per share. Common Shares are fully paid and non-assessable when issued and have no preemptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. Whenever the AMPS and any other preferred stock are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the AMPS and other outstanding preferred stock have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be at least 200% after giving effect to the distribution.

Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors has been divided into three classes. At the annual meeting of stockholders in each year, the term of one class will expire and Directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A Director may be removed from office only for cause and only by a vote of the holders of at least 75% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of Common Shares and the AMPS (and other outstanding preferred stock) outstanding at the time, voting together as a single class, unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the stockholders of the Fund. A “Continuing Director” is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an “Interested Party”) and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund.

The affirmative vote of at least 75% of the entire Board of Directors and at least 75% of the holders of Common Shares and the AMPS (and other preferred stock) outstanding at the time, voting together as a single class, will be required to amend the Charter to change any of the provisions in this paragraph and the preceding paragraph.

The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of Common Shares and the AMPS (and other preferred stock) outstanding at the time, voting as a single class,

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and (ii) in the case of a Business Combination (as defined below), 66 2/3% of Common Shares and the AMPS (and other preferred stock) outstanding at the time, voting together as a single class, other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence; or

(v) any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets as to which stockholder approval is required under Federal or Maryland law.

However, the stockholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires stockholder approval, the affirmative vote of a majority of votes entitled to be cast thereon shall be required and if Maryland law does not require stockholder approval, no stockholder approval will be required. The Fund’s By-Laws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a stockholders’ meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year’s annual meeting.

These provisions are in addition to any special voting rights granted to the holders of the AMPS in the Charter. See “Description of AMPS—Voting Rights.” The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund’s stockholders generally.

Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Investment Manager, however, these provisions offer several possible advantages. They may require persons seeking control of a Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective.

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CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and it may be converted to an open-end investment company at any time by a vote of the outstanding shares. See “Description of AMPS—Voting Rights” and “Certain Provisions of the Charter and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all the AMPS (and any other preferred stock) then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Common Shares would no longer be listed on the NYSE. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Stockholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares.

Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing. The Board of Directors believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies and it is currently not likely that the Board of Directors would vote to convert the Fund to an open-end fund.

REPURCHASE OF COMMON SHARES

Common shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s Common Shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of the Common Shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although holders of Common Shares will not have the right to redeem the Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares at net asset value.

The acquisition of Common Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. Furthermore, the acquisition of Common Shares by the Fund may require the Fund to redeem the AMPS in order to maintain certain asset coverage requirements. To the extent the Fund may need to liquidate investments to fund repurchase of Common Shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase Common Shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its stockholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act. See “U.S. Federal Taxation” for a description of the potential tax consequences of a repurchase of Common Shares.

U.S. FEDERAL TAXATION

The following discussion offers only a brief outline of the U.S. Federal income tax consequences of investing in the Fund and is based on the U.S. Federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors

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should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes on an investment in the Fund.

U.S. Federal Income Tax Treatment of the Fund

The Fund has elected to be treated as, and intends to qualify annually as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

For each taxable year that the Fund otherwise qualifies as a RIC, it will not be subject to U.S. Federal income tax on that part of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its stockholders, if it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for that year (the “Distribution Requirement”). The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the Distribution Requirement. If the Fund failed to qualify for treatment as a RIC for any taxable year or failed to satisfy the Distribution Requirement in any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and (b) its stockholders would treat any such distributions, including distributions of net capital gain, as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund’s net capital gain, that decision will not affect the Fund’s ability to qualify for treatment as a RIC, but will subject the Fund to a maximum tax rate of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its stockholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gain, and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their U.S. Federal income tax liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a Fund stockholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the stockholder’s gross income.

The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for that calendar year (ii) 98% of its capital gain net income for the one-year period ending on October 31 of that calendar year (or for the calendar year if the Fund elects to use a calendar year) and (iii) any ordinary income and capital gains from previous years that were not distributed during those years and on which the Fund paid no U.S. Federal income

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tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the stockholders on December 31 if it is declared by the Fund in October, November or December of such year, made payable to stockholders of record on a date in such a month and paid by the Fund during January of the following year.

Any such distribution thus will be taxable to stockholders whose taxable year is the calendar year in the year the distribution is declared, rather than the year in which the distribution is received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

U.S. Federal Income Tax Treatment of Holders of AMPS

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. However, even if income received in the form of ordinary income is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other Federal income tax purposes. A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain “qualified foreign corporations” (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which and with respect to which such dividend is paid is readily tradable on an established securities market in the United States), but not including a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. Dividends paid by REITs are generally not considered qualified dividend income. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of holders regardless of the holders’ respective holding periods for their AMPS. Distributions, if any, in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a stockholder’s shares and, after that basis has been reduced to zero, will

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constitute a capital gain to the stockholder (assuming the shares are held as a capital asset). The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and other outstanding preferred stock in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and any other preferred stock. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the AMPS (and other outstanding preferred stock), distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Stockholders will be notified annually as to the U.S. Federal tax status of distributions.

Sale of Shares

The sale or other disposition of the AMPS generally will be a taxable transaction for U.S. Federal income tax purposes. Selling holders of the AMPS generally will recognize gain or loss in an amount equal to the difference between the amount of cash and the fair market value of any property received in exchange therefor and their respective bases in such AMPS.

If the AMPS are held as a capital asset, the gain or loss generally will be a capital gain or loss. Similarly, a redemption (including a redemption resulting from liquidation of the Fund), if any, of the AMPS by the Fund generally will give rise to capital gain or loss if the holder does not own (and is not regarded under certain tax law rules of constructive ownership as owning) any shares of Common Shares in the Fund and provided that the redemption proceeds do not represent declared but unpaid dividends.

Generally, a holder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Capital gains of individuals are generally taxed at a maximum rate of tax of 15% for taxable years beginning on or before December 31, 2010 (after which time the maximum rate will increase to 20%). However, any loss realized upon a taxable disposition of the AMPS held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the holder (or amounts credited to the holder as undistributed capital gains) with respect to such shares. Also, any loss realized upon a taxable disposition of the AMPS may be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date the original shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired. Capital losses may be subject to other limitations imposed by the Code.

Backup Withholding

The Fund may be required to withhold, for U.S. Federal income taxes, a portion of all taxable dividends and redemption proceeds payable to stockholders who fail to provide the Fund with their correct taxpayer identification numbers or who otherwise fail to make required certifications, or if the Fund or a stockholder has been notified by the IRS that such stockholder is subject to backup withholding. Corporate stockholders and other stockholders specified in the Code and the Treasury regulations promulgated thereunder are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the stockholder’s Federal income tax liability if the appropriate information is provided to the IRS.

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Other Taxation

Foreign stockholders, including stockholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008. In addition, if the Fund is a “U.S. real property holding corporation” (as such term as defined in the Code), or would be but for the operation of certain exclusions, distributions by the Fund attributable to gains from U.S. real property interests, including certain U.S. real property holding corporations (which may include gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. Federal income tax return. The treatment of distributions by the Fund attributable to gains from U.S. real property interests described above does not apply if the foreign stockholder-recipient has not owned more than 5% of the class of stock of the Fund in respect of which the distributions were made at any time during the one-year period ending on the date of the distribution. In that case, the distribution is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). These provisions generally will not apply after December 31, 2007, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a RIC that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local, foreign and other tax consequences to them of an investment in the AMPS.

Further Information

The SAI summarizes further Federal income tax considerations that may apply to the Fund and its stockholders and may qualify the considerations discussed herein.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

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UNDERWRITING

Subject to the terms and conditions stated in the purchase agreement dated February 12, 2007, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of AMPS set forth opposite the name of such underwriter.

Underwriter	Number of AMPS
Merrill Lynch, Pierce, Fenner & Smith
Incorporated	2,040
UBS Securities LLC	680
Wachovia Capital Markets LLC	680

Total	3,400

The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions, including without limitation, the receipt by the underwriters of customary closing certificates, opinions and other documents and the receipt by the Fund of Aaa and AAA ratings on the AMPS by Moody’s and S&P, respectively, as of the time of the offering. The underwriters are obligated to purchase all the AMPS sold if they purchase any of the AMPS. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the AMPS directly to the public at the public offering price set forth on the cover page of this prospectus and some of the AMPS to certain dealers at the public offering price less a concession not to exceed $137.50 per share. The sales load the Fund will pay of $250 per share is equal to 1% of the initial offering price of the AMPS. After this offering, the underwriters may change the public offering price and the concession. Investors must pay for any AMPS purchased in this offering on or before February 14, 2007.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions and that the underwriters, or their affiliates, may act as counter-parties in connection with the interest rate transactions described above after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with, and perform services for, the Fund.

The Fund anticipates that the underwriters or their respective affiliates may, from time to time, act in auctions as broker-dealers and receive fees as set forth under “The Auction” and in the SAI.

The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

The settlement date for the purchase of the AMPS will be February 14, 2007, as agreed upon by the underwriters, the Fund and the Investment Manager pursuant to Rule 15c6-1 under the Exchange Act.

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CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,

DIVIDEND PAYING AGENT AND REGISTRAR

The Bank of New York, whose address is 101 Barclay Street, Floor 7W, New York, New York 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS. State Street Bank, whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, has been retained to act as custodian of the Fund’s investments. Neither The Bank of New York nor State Street Bank has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

LEGAL OPINIONS

The validity of the shares offered hereby is being passed on for the Fund by Stroock & Stroock & Lavan LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Clifford Chance US LLP, New York, New York. Venable LLP will opine on certain matters pertaining to Maryland law. Stroock & Stroock & Lavan LLP and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for the fiscal period from March 30, 2004 through December 31, 2004 and for the fiscal year ended December 31, 2005, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as set forth in their reports given upon the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 300 Madison Avenue, New York, New York 10017.

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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information.	2
Statement of Additional Information.	2
Investment Objective and Policies; Additional Information Regarding Fund Investments	2
Investment Restrictions	11
Management of the Fund	13
Compensation of Directors and Certain Officers	17
Investment Advisory and Other Services	18
Portfolio Transactions and Brokerage	27
Determination of Net Asset Value	29
Additional Information Concerning the Auctions for AMPS	30
S&P and Moody’s Guidelines	31
U.S. Federal Taxation	43
Experts	52
Report of Independent Registered Public Accounting Firm	52
Financial Information	53
Appendix A: Ratings of Investments	A-1
Appendix B: Articles Supplementary	B-1

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$85,000,000

Cohen & Steers

Select Utility Fund, Inc.

Auction Market Preferred Shares (“AMPS”)

3,400 Shares, Series T7-2

Liquidation Preference $25,000 per Share

PROSPECTUS

Merrill Lynch & Co.

UBS Investment Bank

Wachovia Securities

February 12, 2007

280 PARK AVENUE

NEW YORK, NEW YORK 10017

(800) 437-9912

STATEMENT OF ADDITIONAL INFORMATION

Auction Market Preferred Shares (“AMPS”)

3,400 Shares, Series T7-2

February 12, 2007

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus of Cohen & Steers Select Utility Fund, Inc., dated February 12, 2007 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained free of charge by writing or calling the address or phone number shown above. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov).

GENERAL INFORMATION

Cohen & Steers Select Utility Fund, Inc. (the “Fund”), is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Maryland corporation on January 8, 2004. Cohen & Steers Capital Management, Inc. (the “Investment Manager”) serves as the Fund’s investment manager. The Fund’s investment objective is to achieve a high level of after-tax total return through investment in utility securities. No assurance can be given that the Fund will achieve its investment objective.

STATEMENT OF ADDITIONAL INFORMATION

Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the shares of the Fund should be made without first reading the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES; ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund’s investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the stockholders; however, the Fund will not change its non-fundamental investment policies without written notice to stockholders.

INVESTMENTS IN UTILITY COMPANIES

Under normal market conditions, we will invest at least 80% of our managed assets in common stocks, preferred stocks and other equity securities of companies engaged in the utility industry (“utility companies”). Utility companies derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the: generation, transmission, sale or distribution of electric energy; distribution, purification and treatment of water; production, transmission or distribution of natural gas; and provision of communications services, including cable television, satellite, microwave, radio, telephone and other communications media.

PREFERRED SECURITIES

The Fund may invest in preferred securities issued by utility companies and other types of companies. The taxable preferred securities (as defined in the next paragraph) in which the Fund may invest do not qualify for the dividends received deduction (the “DRD”) under Section 243 of the Internal Revenue Code of 1986, as amended (the “Code”) and are not expected to provide significant benefits under the rules relating to “qualified dividend income.” The DRD generally allows corporations to deduct from their income 70% of dividends received.

Under current law, individuals will generally be taxed at long-term capital gain rates on qualified dividend income. Accordingly, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the DRD or provide significant benefits under the rules relating to qualified dividend income.

There are two basic types of preferred securities: traditional preferred securities and hybrid-preferred securities. When used in this SAI and the Prospectus, taxable preferred securities refer generally to hybrid-preferred securities as well as certain types of traditional preferred securities that are not eligible for the DRD (and are not expected to provide significant benefits under the rules relating to qualified dividend income), such as preferred securities issued by real estate investment trusts (“REITs”).

Traditional Preferred Securities. Traditional preferred securities pay fixed or adjustable rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable. Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities, real estate and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, the rates applicable to qualified dividend income and the DRD. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

Hybrid-Preferred Securities. The hybrid-preferred securities market is divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on the New York Stock Exchange (the “NYSE”), trade and are quoted “flat” (i.e., without accrued dividend income) and are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange-listed, trade and are quoted on an “accrued income” basis, and typically have a minimum of ten years of call protection (at premium prices) from the date of their original issuance.

Hybrid-preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to preferred stock such as maturities ranging from 30 years to perpetuity, call features, exchange listings and the inclusion of accrued interest in the trading price. Similar to other hybrid-preferred securities, these debt instruments usually do not offer equity capital treatment. CORTS® and PINES® are two examples of senior debt instruments which are structured and trade as hybrid-preferred securities. See “Investment Objective and Policies—Portfolio Composition—Hybrid-Preferred Securities” in the Fund’s Prospectus for a general description of hybrid-preferred securities.

SHORT-TERM FIXED INCOME SECURITIES

For temporary defensive purposes or to keep cash on hand fully invested, and following the offering pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash equivalents and short-term fixed income securities. Short-term fixed income investments are defined to include, without limitation, the following:

(1)	U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.
(2)	Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3)

Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest and only with member banks of the Federal Reserve System or “primary dealers” (as designated by the

Federal Reserve Bank of New York) in U.S. Government Securities. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. In entering into a repurchase agreement for the Fund, the Investment Manager will evaluate and monitor the creditworthiness of the counterparty. In the event that a counterparty should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

(4)	Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Manager will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or are unrated but determined to be of comparable quality by the Investment Manager and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

(5)	Bankers’ acceptances issued by domestic banks having total assets in excess of one billion dollars.

(6)	Money market mutual funds.

LOWER RATED SECURITIES

The Fund may invest up to 25% of its managed assets (measured at the time of purchase) in securities rated below investment grade, such as those rated below Baa3 or BBB—by Moody’s and S&P, respectively, or securities comparably rated by other rating agencies or in unrated securities determined by the Investment Manager to be below investment grade. Securities rated Ba by Moody’s are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P and other rating agencies represent their opinions as to the quality of the obligations that they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objective will be more dependent on the Fund’s credit analysis than would be the case when the Fund invests in rated securities.

STRATEGIC TRANSACTIONS

Consistent with its investment objective and policies as set forth herein, the Fund may also enter into certain hedging and risk management transactions. In particular, the Fund may purchase and sell futures contracts and options thereon exchange-listed and over-the-counter put and call options on securities and financial indices and may enter into various interest rate transactions (collectively, “Strategic Transactions”). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these techniques may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The Strategic Transactions that the Fund may use are described below. The ability of the Fund to hedge successfully will depend on the Investment Manager’s ability to predict pertinent market movements, which cannot be assured.

Interest Rate Transactions. Among the Strategic Transactions into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into the transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or, as discussed in the Prospectus, to hedge against increased dividend rates on the AMPS and Outstanding AMPS or increases in the Fund’s cost of borrowing. For a more complete discussion of interest rate transactions, see the section entitled “How the Fund Manages Risk—Interest Rate Transactions” in the Prospectus.

Futures Contracts and Options on Futures Contracts. In connection with its hedging and other risk management strategies, the Fund may also enter into contracts for the purchase or sale for future delivery (“future contracts”) of debt securities, aggregates of debt securities, financial indices, and U.S. Government debt securities or options on the foregoing to hedge the value of its portfolio securities that might result from a change in interest rates or market movements. The Fund’s futures transactions will be entered into for traditional hedging purposes—i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase.

The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives.

Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity that involves strategies and risks different from those associated with ordinary portfolio security transactions. If incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if it is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund’s loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund’s loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

Calls on Securities, Indices and Futures Contracts. In order to enhance income or reduce fluctuations in net asset value, the Fund may sell or purchase call options (“calls”) on securities, futures contracts and indices based upon the prices of debt securities that are traded on U.S. securities exchanges and to the over-the-counter markets. A call option gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Fund must be “covered” as long as the call is outstanding (i.e., the Fund must own the instrument subject to the call or other securities or assets acceptable for applicable segregation and coverage requirements). A call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Fund to hold an instrument that it might otherwise have sold. The purchase of a call gives the Fund the right to buy the underlying instrument or index at a fixed price. Calls on futures contracts on securities written by the Fund must also be covered by assets or instruments acceptable under applicable segregation and coverage requirement.

Puts on Securities, Indices and Futures Contracts. As with calls, the Fund may purchase put options (“puts”) on securities (whether or not it holds such securities in its portfolio). For the same purposes, the Fund may also sell puts on securities, financial indices and puts on futures contracts on securities if the Fund’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid securities having a value not less than the exercise price. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligation under its hedging and other investment transactions. In selling puts, there is a risk that the Fund may be required to buy the underlying instrument or index at higher than the current market price.

The principal risks relating to the use of futures and other Strategic Transitions are: (i) less than perfect correlation between the prices of the hedging instrument and the market value of the securities in the Fund’s portfolio; (ii) possible lack of a liquid secondary market for closing out a position in such instruments; (iii) losses resulting from interest rate or other market movements not anticipated by the Investment Manager; and (iv) the obligation to meet additional variation margin or other payment requirements.

Certain provisions of the Code may restrict or affect the ability of the Fund to engage in Strategic Transactions. See “U.S. Federal Taxation.”

OTHER INVESTMENT COMPANIES

The Fund may invest up to 10% of its managed assets in securities of other open- or closed-end investment companies, including exchange traded funds, that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the AMPS, or during periods when there is a shortage of attractive opportunities in the market. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Investment Manager will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available bond investments. The securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in the Prospectus in the section entitled “Use of Leverage,” the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than the Investment Manager.

RESTRICTED AND ILLIQUID SECURITIES

When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund’s decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. In addition, the Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund’s Board of Directors. The Investment Manager monitors carefully the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than three business days, are not treated by the Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, actual or anticipated, in the level of interest rates. Securities purchased with a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risks that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Use of Leverage,” since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Fund enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Fund designates liquid instruments on its books and records, a reverse repurchase agreement will not be considered a borrowing by the Fund; however, under circumstances in which the Fund does not designate liquid instruments on its books and records, such reverse repurchase agreement will be considered a borrowing for the purpose of the Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate, mortgages on real estate or commodities, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and such similar instruments;

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

6. Invest more than 25% of its managed assets in securities of issuers in any one industry other than the utility industry, with at least 25% of the Fund’s managed assets being invested in the utility industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities;

7. Purchase preferred securities and other fixed income securities rated below investment grade and unrated securities of comparable quality, if, as a result, more than 25% of the Fund’s managed assets would then be invested in such securities;

8. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, or any exemption granted under the 1940 Act and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings; or

11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities.

The investment restrictions numbered 1 through 6 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares, the AMPS and any other shares of outstanding preferred stock voting as a single class, and the holders of a “majority of the outstanding” AMPS (and the Outstanding

AMPS) voting together as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Investment restrictions numbered 7 through 11 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the Fund’s asset coverage with respect to such preferred shares is at least 200%. The Fund’s asset coverage with respect to preferred shares is measured as the ratio that the Fund’s total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate of the liquidation value of the Fund’s outstanding preferred shares (such ratio, “Preferred Shares Asset Coverage”). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund’s Preferred Shares Asset Coverage is at least 200%. The Fund intends, to the extent possible, to purchase or redeem the AMPS and any other shares of outstanding preferred stock from time to time to the extent necessary in order to maintain a Preferred Shares Asset Coverage of at least 200%. If the Fund has AMPS and any other shares of preferred stock outstanding, two of the Fund’s Directors will be elected by the holders of the AMPS and any other shares of outstanding preferred stock, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares, AMPS and any other shares of outstanding preferred stock voting together as a single class. In the event the Fund failed to pay dividends on the AMPS and any other shares of outstanding preferred stock for two years, holders of the AMPS and any other shares of outstanding preferred stock, voting together as a single class, would be entitled to elect a majority of the Directors of the Fund.

Under the 1940 Act, the Fund generally is not permitted to borrow unless immediately after the borrowing, the Fund’s asset coverage related to such borrowings is at least 300%. The Fund’s asset coverage with respect to indebtedness is the ratio that the Fund’s total assets, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund (such ratio, “Indebtedness Asset Coverage”). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund’s Indebtedness Asset Coverage is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Fund’s Board of Directors.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, administrator, sub-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors.

Basic information about the identity and experience of each Director and officer is set forth in the charts below. The Investment Manager is a wholly owned subsidiary of Cohen & Steers, Inc. (“CNS”), a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

The Directors of the Fund, their addresses, their ages, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the fund complex, and other directorships held by the Director are set forth below.

Name, Address(1) And Age	Position Held with the Fund(2)	Term	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Length of Time Served(3)
Interested Directors*
Robert H. Steers Age: 53	Director and Co-Chairman	2009	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, Chairman of the Investment Manager.	1991 to present

Martin Cohen Age: 57	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of the Investment Manager and CNS. Prior thereto, President of the Investment Manager.	1991 to present

*	Messrs. Cohen and Steers are “interested persons” as defined in the 1940 Act because of their positions with the Investment Manager.
(1)	The address for all Directors is 280 Park Avenue, New York, NY 10017.
(2)	Each Director has served as a Director of the Fund since the Fund’s inception, and also serves as a Director of 19 other Cohen & Steers open- and closed-end registered investment companies (collectively, with the Fund, comprised of 20 investment portfolios, the “Cohen & Steers Funds”).
(3)	The length of time served represents the year in which the Director was first elected or appointed to any of the Cohen & Steers Funds.

(table continued from previous page)

Name, Address(1) And Age	Position Held with the Fund(2)	Term	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Length of Time Served(3)
Disinterested Directors
Bonnie Cohen** Age: 63	Director	2008	Private Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	2001 to present

George Grossman Age: 52	Director	2009	Attorney-at-law.	1993 to present

Richard E. Kroon Age: 64	Director	2008	Board member of Finlay Enterprises, Inc. (operator of department store fine jewelry leased departments), and a member of Investment Subcommittee, Monmouth University. Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation, and former chairman of the National Venture Capital Association.	2004 to present

Richard J. Norman Age: 63	Director	2007	Private Investor. Prior thereto, Investment Representative of Morgan Stanley Dean Witter. President of the Board of Directors of Maryland Public Television; Board Member, Salvation Army.	2001 to present

Frank K. Ross Age: 63	Director	2007	Professor of Accounting, Howard University. Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	2004 to present

Willard H. Smith Jr.*** Age: 69	Director	2008	Board member of Essex Property Trust, Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	1996 to present

C. Edward Ward, Jr. Age: 60	Director	2009	Member of Board of Trustees of Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the NYSE.	2004 to present

**	Martin Cohen and Bonnie Cohen are unrelated.
***	Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is technically an “interested person” of the Fund (as defined in the 1940 Act), until after the completion of this offering of the AMPS. After completion of this offering, he will be a disinterested Director.
(1)	The address for all Directors is 280 Park Avenue, New York, NY 10017.
(2)	Each Director has served as a Director of the Fund since the Fund’s inception, and also serves as a Director of 19 other Cohen & Steers open- and closed-end registered investment companies (collectively, with the Fund, comprised of 20 investment portfolios, the “Cohen & Steers Funds”).
(3)	The length of time served represents the year in which the Director was first elected or appointed to any of the Cohen & Steers Funds.

The officers of the Fund, their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

Name, Address and Age(1)	Position(s) Held with Fund and Term(2)	Principal Occupation During Past Five Years	Length of Time Served
Adam M. Derechin Age: 42	President and Chief Executive Officer	Chief Operating Officer of the Investment Manager since August 2003. Senior Vice President of the Investment Manager from 1998 to August 2003.	Since 2005
Joseph M. Harvey Age: 42	Vice President	President of the Investment Manager since 2003 and prior to that, Senior Vice President and director of investment research.	Since 2004
James S. Corl Age: 39	Vice President	Executive Vice President of the Investment Manager since 2004 and prior to that, Senior Vice President of the Investment Manager.	Since 2004
Rober Becker Age: 36	Vice President	Senior Vice President of the Investment Manager since 2003. Prior thereto, co-portfolio manager of the Franklin Utilities Fund at Franklin Templeton Investments.	Since 2003
William F. Scapell Age: 39	Vice President	Senior Vice President of the Investment Manager since February 2003. Prior thereto, chief strategist for preferred securities at Merrill Lynch & Co.	Since 2003
Thomas N. Bohjalian Age:	Vice President	Senior Vice President of the Investment Manager since 2002. Prior thereto, vice president and REIT analyst at AEW Capital Management.	Since 2006
James Giallanza Age: 40	Treasurer	Senior Vice President of the Investment Manager since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006
Jay J. Chen Age: 43	Assistant Treasurer	Senior Vice President of the Investment Manager since August 2003. Prior thereto, Vice President of the Investment Manager.	Since 2006
Lester Lay Age: 44	Assistant Treasurer	Vice President of the Investment Manager since June 2005. Prior thereto, Vice President at Morgan Stanley Investment Advisors from November 1996 to June 2005.	Since 2006
John E. McLean Age: 35	Secretary	Vice President and Associate General Counsel of the Investment Manager since September 2003. Prior thereto, Vice President, Law & Regulation, J. & W. Seligman & So. Incorporated (money manager) and Associate, Battle Fowler LLP (law firm).	Since 2006
Salvatore Rappa Age: 36	Assistant Secretary	Senior Vice President and Associate General Counsel of the Investment Manager since 2004. Prior to that, from 1999 to 2004, Vice President and Senior Counsel, BlackRock, Inc. (money manager).	Since 2006
Lisa Phelan Age: 38	Chief Compliance Officer	Vice President of the Investment Manager since 2006. Prior thereto, Chief Compliance Officer of Avatar Associates and Overture Asset Managers from 2003 to 2004. Prior thereto, First Vice President, Risk Management, for Prudential Securities.	Since 2006

(1)	The address of each officer is Cohen & Steers Capital Management, Inc., 280 Park Avenue, New York, NY 10017.
(2)	Officers serve one year terms. Each officer serves in a similar capacity for other Cohen & Steers Funds. The length of time served represents the year in which the officer was first elected to that position for any of the Cohen & Steers Funds.

The following table provides information concerning the dollar range of the Fund’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers Funds.

	Dollar Range of Equity Securities in the Fund as of December 31, 2006	Aggregate Dollar Range of Equity Securities in the Cohen & Steers Funds as of December 31, 2006
Bonnie Cohen	Over $100,000	Over $100,000
Martin Cohen	Over $100,000	Over $100,000
George Grossman	None	Over $100,000
Richard E. Kroon	None	$50,001 - $100,000
Richard J. Norman	$1 - $10,000	Over $100,000
Frank K. Ross	None	Over $100,000
Willard H. Smith Jr.	None	Over $100,000
Robert H. Steers	Over $100,000	Over $100,000
C. Edward Ward, Jr.	$1 - $10,000	$10,001 - $50,000

*	Because Mr. Ross is a Director of Pepco Holdings, Inc., he is prohibited from purchasing shares of this Fund.

Conflicts of Interest. No Director who is not an “interested person” of the Fund as defined in the 1940 Act (“Independent Directors”), and no immediate family members, owns any securities issued by the Investment Manager or any person or entity (other than a Cohen & Steers Fund) directly or indirectly controlling, controlled by, or under common control with the Investment Manager. Solely as a result of his ownership of securities of one of the underwriters, Mr. Smith is an “interested person” of the Fund as defined in the 1940 Act until after completion of this offering. After the completion of this offering, he will be an Independent Director.

COMMITTEES OF THE BOARD

The Fund’s Board of Directors has four standing committees of the Board which each operate pursuant to a written charter adopted by the Board—the Audit Committee, the Nominating Committee, the Contract Review Committee and the Governance Committee, each of which is composed solely of Independent Directors. All of the Independent Directors are members of the Nominating and Contract Review Committees. The members of the Governance Committee are Messrs. Norman, Smith and Ward. The members of the Audit Committee are Ms. Cohen and Messrs. Grossman, Kroon and Ross. The Audit Committee, Nominating Committee, Contract Review Committee and Governance Committee met five, one, one and one times, respectively, in the year ended December 31, 2006.

The main function of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm, and the performance of the Fund’s internal control systems and independent registered public accounting firm. The main functions of the Nominating Committee are to identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for the next annual meeting of stockholders and to set any necessary standards or qualifications for service on the Board of Directors. The Nominating Committee will consider nominees properly recommended by the Funds’ stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Fund’s Secretary.

The main functions of the Contract Review Committee are to make recommendations to the Board of Directors after reviewing advisory and other contracts that the Fund has with the Investment Manager and to select third parties to provide evaluative reports and other information regarding the services provided by the Investment Manager to the Board. The main function of the Governance Committee is to assist the Board in the oversight of appropriate and effective governance of the Fund. The Governance Committee will oversee, among other things, the structure and composition of the Board committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board committee.

COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

The following table sets forth information regarding compensation paid to Directors by the Fund for the fiscal year ended December 31, 2006. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other Cohen & Steers Fund. Each of the other Directors is paid an annual retainer of $4,500 and a fee of $500 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. In addition, the Cohen & Steers Funds pay the chair of the Governance Committee (Mr. Norman) and Contract Review Committee (Mr. Grossman) each an annual fee of $10,000, the Audit Committee chair (Mr. Ross) an annual fee of $15,000 and the lead Independent Director (Mr. Kroon) an annual fee of $50,000. In the column headed “Total Compensation from the Fund and the Cohen & Steers Funds,” the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the 19 other Cohen & Steers Funds for the fiscal year ended December 31, 2006. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Funds.

Name of Person, Position of Fund Directors	Aggregate Compensation From the Fund	Total Compensation From the Fund and the Cohen & Steers Funds
Bonnie Cohen,(1),(3) Director	$6,779	$123,625
Martin Cohen,(2) Director and Co-Chairman	$0	$0
George Grossman,(1),(3) Director	$6,904	$126,125
Richard E. Kroon,(1),(3) Director	$7,125	$131,125
Richard J. Norman,(1),(4) Director	$6,904	$126,125
Frank K. Ross,(1),(3) Director	$7,179	$131,125
Willard H. Smith Jr.,(1),(4) Director	$6,500	$118,625
Robert H. Steers,(2) Director and Co-Chairman	$0	$0
C. Edward Ward, Jr.,(1),(4) Director	$6,500	$118,625

(1)	Member of the Nominating Committee and Contract Review Committee.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund because of affiliation with the Investment Manager.
(3)	Member of the Audit Committee.
(4)	Member of the Governance Committee.

PRINCIPAL STOCKHOLDERS

As of the date of this SAI, no Director or officer owned 1% of more of the outstanding Common Shares and no AMPS or the Outstanding AMPS. As of January 31, 2007, no person to the knowledge of the Fund, owned beneficially more than 5% of the outstanding Common Shares, the AMPS or the Outstanding AMPS. As of January 31, 2007, Cede & Co. c/o The Depository Trust Company, Box 20, New York, New York was the record owner of 99.95% of the outstanding Common Shares and 100% of the Outstanding AMPS.

INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT MANAGER

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, is the Investment Manager to the Fund. The Investment Manager, a registered investment adviser, was formed in 1986. Its current clients include pension plans of leading corporations, endowment funds and the Cohen & Steers Funds. Mr. Cohen and Mr. Steers are “controlling persons” of the Investment Manager on the basis of their beneficial ownership of the Investment Manager’s stock.

Pursuant to the Investment Management Agreement, the Investment Manager furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, executes the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund.

Under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of .85% of the average daily value of the managed assets (which equals the net asset value of the Common Shares, including the liquidation preference on the Outstanding AMPS, plus the principal amount of any borrowings used for leverage) of the Fund. The Investment Manager has contractually agreed to waive a portion of its investment management fee in the amount of .20% of average daily total managed assets for the first five years of the Fund’s operations (through March 31, 2009), and in declining amounts for each of the three years thereafter (through March 31, 2012). For the fiscal period or year ended December 31, 2004, December 31, 2005 and December 31, 2006, the Investment Manager earned $7,767,088, $12,911,221 and $14,213,028, respectively, in investment management fees under the Investment Management Agreement, of which $1,827,550, $3,037,934 and $3,344,242, respectively, was waived pursuant to the contractual agreement, resulting in net fees to the Investment Manager of $5,939,538, $9,873,287 and $10,868,786, respectively.

The Investment Manager also provides the Fund with such personnel as the Fund may from time to time request for the performance of clerical, accounting and other office services, such as coordinating matters with the administrator, the transfer agent and the custodian, which the Investment Manager is not required to furnish under the Investment Management Agreement. The personnel rendering these services, who may act as officers of the Fund, may be employees of the Investment Manager or its affiliates. The cost to the Fund of these services must be agreed to by the Fund and is intended to be no higher than the actual cost to the Investment Manager or its affiliates of providing the services. The Fund may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

PORTFOLIO MANAGERS

Accounts Managed. The Fund’s portfolio managers (each referred to as a “portfolio manager”) are listed below. Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The following tables show, as of December 31, 2006, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The Investment Manager does not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that it manages.

Robert Becker

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	4	$4,369,199,000
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

William F. Scapell

	Number of All Accounts	Total Assets of All Accounts
Registered Investment Companies	9	$11,899,254,000
Other Pooled Investment Vehicles	3	$159,521,000
Other Accounts	11	$615,832,000

Share Ownership. The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio managers as of December 31, 2006:

Dollar Range of Securities Owned
Robert Becker	None
William F. Scapell	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Manager. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Manager strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Manager to allocate investment ideas pro rata to all accounts with the same primary investment objectives.

In addition, Mr. Scapell manages one or more cash management accounts on behalf of the Investment Manager and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the Fund or other client accounts of the Investment Manager. The Investment Manager has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the Fund or any other client account. In this regard, the Investment Manager will not purchase or sell a security for the CNS Accounts until the Investment Manager has completed its purchase or sale program for the Fund and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the Fund or one or more other client accounts, this will occur only if the Investment Manager, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the Fund or other client accounts.

Investment Manager Compensation Structure. Compensation of the Investment Manager’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting generally of restricted stock units of the Investment Manager’s parent, Cohen & Steers, Inc. The Investment Manager’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of the Investment Manager’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or around the December 31st fiscal year-end of CNS. This compensation structure has been in place since the initial public offering of common stock of CNS in 2004.

Method to Determine Compensation. The Investment Manager compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks, including the S&P 1500 Utilities Index with respect to Mr. Becker and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell. In evaluating the performance of a fund and its portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. The Investment Manager does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. The Investment Manager also bases its base compensation for its portfolio managers on the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Investment Manager or CNS and supervising various departments within the Investment Manager or CNS) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. The Investment Manager seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The Investment Manager participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Investment Manager and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the annual salary of each portfolio manager is fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

ADMINISTRATIVE SERVICES

Pursuant to an Administration Agreement, the Investment Manager also performs certain administrative and accounting functions for the Fund, including (i) providing office space, telephone, office equipment and supplies for the Fund; (ii) paying compensation of the Fund’s officers for services rendered as such; (iii) authorizing expenditures and approving bills for payment on behalf of the Fund; (iv) supervising preparation of the periodic updating of the Fund’s registration statement, including the Prospectus and Statement of Additional Information, for the purpose of filings with the Securities and Exchange Commission and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (v) supervising preparation of periodic reports to the Fund’s stockholders and filing of these reports with the Securities and Exchange Commission, Forms N-SAR filed with the Securities and Exchange Commission, notices of dividends, capital gains distributions and tax credits, and attending to routine correspondence and other communications with individual stockholders; (vi) supervising the daily pricing of the Fund’s investment portfolio and the publication of the net asset value of the Fund’s shares, earnings reports and other financial data; (vii) monitoring relationships with organizations providing services to the Fund, including the Custodian, Transfer Agent and printers; (viii) providing trading desk facilities for the Fund; (ix) supervising compliance by the Fund with record-keeping requirements under the Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and Transfer Agent) and preparing and filing of tax reports other than the Fund’s income tax returns; and (x) providing executive, clerical and secretarial help needed to carry out these responsibilities. Under the Administration Agreement, the Fund pays the Investment Manager an amount equal to, on an annual basis, .06% of the Fund’s average daily managed assets up to $1 billion, .04% of the Fund’s average daily managed assets in excess of $1 billion up to $1.5 billion and .02% of the Fund’s average daily managed assets in excess of $1.5 billion. For the fiscal periods ended December 31, 2004, December 31, 2005 and December 31, 2006, the Investment Manager earned $516,876, $801,275 and $834,424, respectively, in administration fees under the Administration Agreement.

In accordance with the terms of the Administration Agreement and with the approval of the Fund’s Board of Directors, the Investment Manager has caused the Fund to retain State Street Bank and Trust Company (“State Street Bank”) as sub-administrator under a fund accounting and administration agreement (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street Bank has assumed responsibility for performing certain of the foregoing administrative functions, including (i) determining the Fund’s net asset value and preparing these figures for publication; (ii) maintaining certain of the Fund’s books and records that are not maintained by the Investment Manager, custodian or transfer agent; (iii) preparing financial information for the Fund’s income tax returns, proxy statements, stockholders reports, and Securities and Exchange Commission filings; and (iv) responding to stockholder inquiries.

Under the terms of the Sub-Administration Agreement, the Fund pays State Street Bank a monthly sub-administration fee. The sub-administration fee paid by the Fund to State Street Bank is computed on the basis of the aggregate average net assets of all the Cohen & Steers Funds at an annual rate equal to .03% of the first $2.2 billion in assets, .02% of the next $2.2 billion and .01% of assets in excess of $4.4 billion, with a minimum fee per fund of $120,000. The aggregate fee paid by the Fund and the other funds in the Cohen & Steers Funds to State Street Bank is computed by multiplying the monthly average net assets of all the funds by each break point in the above schedule.

For those funds with preferred shares outstanding, the monthly average net assets will be adjusted by the monthly average liquidation value of the preferred shares. The Fund is then responsible for its pro rata amount of the aggregate administration fee.

The Investment Manager remains responsible for monitoring and overseeing the performance by State Street Bank, as custodian, and The Bank of New York, as transfer and disbursing agent, of their obligations to the Fund under their respective agreements with the Fund, subject to the overall authority of the Fund’s Board of Directors.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank, which has its principal business office at One Lincoln Street, Boston, MA 02111, has been retained to act as custodian of the Fund’s investments, and The Bank of New York, whose principal place of business is 101 Barclay Street, New York, NY 10286, will act as auction agent, transfer agent, dividend paying agent and registrar for the AMPS. Neither State Street nor The Bank of New York has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio. The Depository Trust Company (“DTC”) will act as securities depository for the AMPS.

CODE OF ETHICS

The Fund and the Investment Manager have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of the Fund and the Investment Manager, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by the Fund, or is being purchased or sold by the Fund. These codes of ethics can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090), is available on the EDGAR Database on the Securities and Exchange Commission’s web site at http:\\www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Securities and Exchange Commission at Public Reference Section, Washington, D.C. 20549.

PRIVACY POLICY

The Fund is committed to maintaining the privacy of its stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the stockholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of stockholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these stockholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts. The Fund restricts access to nonpublic personal information about its stockholders to Cohen & Steers employees with a legitimate business need for the information.

PROXY VOTING

The Fund’s Board of Directors has delegated the responsibility for voting proxies on behalf of the Fund to the Investment Manager. The following is a summary of the proxy voting policies and procedures for the Investment Manager.

Voting rights are an important component of corporate governance. The Investment Manager has three overall objectives in exercising voting rights:

A. Responsibility. The Investment Manager shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s stockholders. Although accountability can be promoted in a variety of ways, protecting stockholder voting rights may be among our most important tools.

B. Rationalizing Management and Stockholder Concerns. The Investment Manager seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s stockholders. In this respect, compensation must be structured to reward the creation of stockholder value.

C. Stockholder Communication. Since companies are owned by their stockholders, the Investment Manager seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that stockholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Investment Manager shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, the Investment Manager shall engage in a careful evaluation of issues that may materially affect the rights of stockholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4. In exercising voting rights on behalf of clients, the Investment Manager conducts itself in the same manner as if it were the constructive owner of the securities.

5. To the extent reasonably possible, the Investment Manager participates in each stockholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. The Investment Manager, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

Set forth below are general guidelines that the Investment Manager shall follow in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Investment Manager shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Investment Manager may consider the views of third parties, it shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize stockholder value.

Stockholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Investment Manager shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., the Investment Manager may discount long-term views on a short-term holding).

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for the Investment Manager’s decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, the Investment Manager must be guided by its reasonable judgment to vote in a manner that the Investment Manager deems to be in the best interests of the Fund and its stockholders.

Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, the Investment Manager always favors compensation plans that align the interests of management and stockholders. The Investment Manager generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without stockholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without stockholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. The Investment Manager will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without stockholder approval.

Reload/Evergreen Features. The Investment Manager will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. The Investment Manager supports measures to increase the long-term stock ownership by a company’s executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, the Investment Manager supports the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. The Investment Manager also supports employee stock purchase plans, although the Investment Manager generally believes the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other Stock Awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

Change of Control Issues

While the Investment Manager recognizes that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing stockholder value. As a result, the Investment Manager opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are the Investment Manager’s guidelines on change of control issues:

Stockholder Rights Plans. The Investment Manager acknowledges that there are arguments for and against stockholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to stockholders. The Investment Manager generally votes against any directors who, without stockholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. The Investment Manager opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that stockholders should be free to consider. The Investment Manager generally withholds votes at the next stockholder meeting for directors who to its knowledge approved golden parachutes.

Approval of Mergers. The Investment Manager votes against proposals that require a super-majority of stockholders to approve a merger or other significant business combination. The Investment Manager supports proposals that seek to lower super-majority voting requirements.

Routine Issues

Director Nominees in a Non-Contested Election. The Investment Manager generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election. By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition. The Investment Manager supports the election of a board that consists of at least a majority of independent directors. The Investment Manager generally withholds support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees. The Investment Manager also generally withholds support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards. Because a classified board structure prevents stockholders from electing a full slate of directors at annual meetings, the Investment Manager generally votes against classified boards. The Investment Manager votes in favor of stockholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows stockholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Stockholder Action. The Investment Manager votes to support proposals that lower the barriers to stockholder action. This includes the right of stockholders to call a meeting and the right of stockholders to act by written consent.

Cumulative Voting. Having the ability to cumulate votes for the election of directors—that is, cast more than one vote for a director about whom they feel strongly—generally increases stockholders’ rights to effect change in the management of a corporation. The Investment Manager therefore generally supports proposals to adopt cumulative voting.

Ratification of Registered Public Accounting Firms. Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, the Investment Manager’s general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

Stock Related Items

Increase Additional Common Stock. The Investment Manager’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock. Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. The Investment Manager may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to the Investment Manager.

Preemptive Rights. Votes are cast in favor of stockholder proposals restoring limited preemptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain stockholders, the Investment Manager votes against adoption of a dual or multiple class capitalization structure.

Social Issues

The Investment Manager believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, the Investment Manager does not believe that stockholders should be involved in determining how a company should address broad social and policy issues. As a result, the Investment Manager generally votes against these types of proposals, which are generally initiated by stockholders, unless the Investment Manager believes the proposal has significant economic implications.

Other Situations

No set of guidelines can anticipate all situations that may arise. The Investment Manager’s portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

Proxy Voting Procedures

The Investment Manager maintains a record of all voting decisions for the period required by applicable laws. In each case in which the Investment Manager votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

Recordkeeping

The Investment Manager records and maintains the following information with respect to each proxy voted by the Investment Manager:

•	Name of the company

•	Ticker symbol

•	CUSIP number

•	Stockholder meeting date

•	Brief identification of each matter voted upon

•	Whether the matter was proposed by management or a stockholder

•	Whether the Investment Manager voted on the matter

•	If the Investment Manager voted, then how the Investment Manager voted

•	Whether the Investment Manager voted with or against management

Conflicts of Interest

There may be situations in which the Investment Manager may face a conflict between its interests and those of its clients or fund stockholders. If the conflict is deemed material, the Investment Manager shall vote in accordance with the advice of a proxy voting service.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten or agency placed issues at prices which include underwriting or placement fees. In accordance with procedures approved by the Board, and subject to their supervision, the Fund may purchase securities in offerings for which an affiliate of the Investment Manager receives a fee for serving as placement agent to the issuer. The Investment Manager will only cause the Fund to engage in these transactions if the Investment Manager deems such participation to be in the best interests of the Fund. In certain circumstances, regulatory restrictions may prevent the Fund from purchasing securities in an offering in which the Investment Manager’s affiliate serves as placement agent of the issuer, and the Fund’s inability to participate could be deemed to be to the detriment to the Fund.

In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered.

In addition, the Investment Manager may receive research services from a broker in connection with initiating portfolio transactions for the Fund. Research services include pricing and market data services. While it is not the Investment Manager’s policy to “pay up” for these research services, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged solely for execution services for that transaction if the Investment Manager determines in good faith that the commission was reasonable in relation to the value of the research service provided viewed in terms of either that particular transaction or the Investment Manager’s ongoing responsibilities to the Fund.

Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager’s expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager’s expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its stockholders. The Investment Manager may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees).

Subject to such policies and procedures as the Board of Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that the Fund received best execution.

For the fiscal period or year ended December 31, 2004, 2005 and 2006, the Fund paid a total of $2,000,000, $947,000 and $344,545, respectively, in brokerage commissions. During the fiscal year ended December 31, 2006, $26,028 in brokerage commissions was placed with brokers or dealers who provide research and investment information on transactions in the aggregate amount of approximately $25.3 million. The Fund’s portfolio turnover rate for the fiscal years ended December 31, 2005 and 2006 was 23% and 15%, respectively.

For the fiscal year ended December 31, 2006, the Fund held the following amounts of securities of its regular broker-dealers, as defined in Rule 10b-1 under the 1940 Act: Bank of America Corp., $7,618,000.

DETERMINATION OF NET ASSET VALUE

The Fund determines the net asset value of its Common Shares daily, as of the close of trading on the NYSE (normally 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, the liquidation preference of the AMPS and the Outstanding AMPS, and dividends declared but unpaid), by the total number of Common Shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner (NASDAQ traded securities are valued at the NASDAQ official closing price). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

Any securities for which market quotations are not readily available shall be valued in accordance with procedures approved by the Board of Directors.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR AMPS

GENERAL

Securities Depository. DTC will act as the Securities Depository with respect to the AMPS. One certificate for all of the AMPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the AMPS contained in the Articles Supplementary. The Fund will also issue stop-transfer instructions to the transfer agent for the AMPS. Prior to the commencement of the right of holders of the AMPS (and the Outstanding AMPS) to elect a majority of the Fund’s Directors, as described under “Description of AMPS—Voting Rights” in the Prospectus, Cede & Co. will be the holder of record of the AMPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of the AMPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

The auction agent will act as agent for the Fund in connection with auctions. In the absence of willful misconduct or gross negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was grossly negligent in ascertaining the pertinent facts.

The auction agent may conclusively rely upon, as evidence of the identities of the holders of the AMPS, the auction agent’s registry of holders, and the results of auctions and notices from any broker-dealer (or other person, if permitted by the Fund) with respect to transfers described under “The Auction—Secondary Market Trading and Transfer of AMPS” in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

BROKER-DEALERS

The auction agent after each auction for the AMPS will pay to each broker-dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the broker-dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the AMPS placed by such broker-dealer at such auction. For the purposes of the preceding sentence, the AMPS will be placed by a broker-dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the broker-dealer and were acquired by such broker-dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such broker-dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

The Fund may request the auction agent to terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after such termination.

The broker-dealer agreement provides that a broker-dealer (other than an affiliate of the Fund) may submit orders in auctions for its own account, unless the Fund notifies all broker-dealers that they may no longer do so, in which case broker-dealers may continue to submit hold orders and sell orders for their own accounts. Any broker-dealer that is an affiliate of the Fund may submit orders in auctions, but only if such orders are not for its own account. If a broker-dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such broker-dealer, however, would not have knowledge of orders submitted by other broker-dealers in that auction.

S&P AND MOODY’S GUIDELINES

The descriptions of the S&P and Moody’s Guidelines contained in this SAI do not purport to be complete and are subject to and qualified in their entireties by reference to the Articles Supplementary. A copy of the Articles Supplementary is attached to this SAI as Appendix B.

The composition of the Fund’s portfolio reflects guidelines (referred to herein as the “Rating Agency Guidelines”) established by S&P and Moody’s in connection with the Fund’s receipt of a rating of “AAA” and “Aaa” from S&P and Moody’s, respectively, for the AMPS. These Rating Agency Guidelines relate, among other things, to industry and credit quality characteristics of issuers and diversification requirements and specify various Discount Factors for different types of securities (with the level of discount greater as the rating of a security becomes lower). Under the Rating Agency Guidelines, certain types of securities in which the Fund may otherwise invest consistent with its investment strategy are not eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio. Such instruments include, for example, private placements (other than Rule 144A Securities, as defined herein) and other securities not within the investment guidelines. Accordingly, although the Fund reserves the right to invest in such securities to the extent set forth herein, they have not and it is anticipated that they will not constitute a significant portion of the Fund’s portfolio.

The Rating Agency Guidelines require that the Fund maintain assets having an aggregate Discounted Value, determined on the basis of the Guidelines, greater than the aggregate liquidation preference of the AMPS (and the Outstanding AMPS) plus specified liabilities, payment obligations and other amounts, as of periodic Valuation Dates. The Rating Agency Guidelines also require the Fund to maintain asset coverage for the AMPS (and the Outstanding AMPS) on a non-discounted basis of at least 200% as of the end of each month, and the 1940 Act requires this asset coverage as a condition to paying dividends or other distributions on Common Shares. S&P and Moody’s have agreed that the Fund’s independent registered public accounting firm must certify once per year the asset coverage test on a date randomly selected by the independent registered public accounting firm. The effect of compliance with the Rating Agency Guidelines may be to cause the Fund to invest in higher quality assets and/or to maintain relatively substantial balances of highly liquid assets or to restrict the Fund’s ability to make certain investments that would otherwise be deemed potentially desirable by the Investment Manager, including private placements of other than Rule 144A Securities. The Rating Agency Guidelines are subject to change from time to time with the consent of the relevant rating agency and would not apply if the Fund in the future elected not to use investment leverage consisting of senior securities rated by one or more rating agencies, although other similar arrangements might apply with respect to other senior securities that the Fund may issue.

The Fund intends to maintain, at specified times, a Discounted Value for its portfolio at least equal to the amount specified by each rating agency (the “Preferred Shares Basic Maintenance Amount”). S&P and Moody’s have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable Rating Agency’s Guidelines, all or a portion of such holding’s value will not be included in the calculation of Discounted Value (as defined by each such rating agency).

The Rating Agency Guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the assets included in the portfolio which are eligible for inclusion in the Discounted Value of the portfolio under the Rating Agency Guidelines.

As described by S&P, a preferred stock rating of AAA indicates strong asset protection, conservative balance sheet ratios and positive indications of continued protection of preferred dividend requirements. An S&P or Moody’s credit rating of preferred stock does not address the likelihood that a resale mechanism (e.g., the auction) will be successful. As described by Moody’s, an issue of preferred stock which is rated “Aaa” is considered to be top-quality preferred stock with good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

Ratings are not recommendations to purchase, hold or sell AMPS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating is based on current information furnished to S&P and Moody’s by the Fund and obtained by S&P and Moody’s from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

S&P GUIDELINES

Under the S&P guidelines, the Fund is required to maintain specified discounted asset values for its portfolio representing the Preferred Shares Basic Maintenance Amount (as defined below). To the extent any particular portfolio holding does not meet the applicable guidelines, it is not included for purposes of calculating the Discounted Value of the Fund’s portfolio, and, among the requirements, the amount of such assets included in the portfolio at any time, if any, may vary depending upon the credit quality (and related Discounted Value) of the Fund’s eligible assets at such time.

The Preferred Shares Basic Maintenance Amount includes the sum of (1) $25,000 times the number of AMPS (and the Outstanding AMPS) then outstanding and (2) certain accrued and projected payment obligations of the Fund. Upon any failure to maintain the required Discounted Value, the Fund would seek to alter the composition of its portfolio to reestablish required asset coverage within the specified ten Business Day cure period, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the holders of the AMPS will acquire certain rights. See “Description of AMPS—Redemption.” “Business Day,” as used in this section, means each Monday, Tuesday, Wednesday, Thursday and Friday that is a day on which the NYSE is open for trading and that is not a day on which banks in New York City are authorized or required by law or executive order to close.

With respect to an S&P Eligible Asset specified below, the following applicable number is the S&P Discount Factor (used to determine the Discounted Value of any S&P Eligible Asset) provided that the S&P Exposure Period is 20 Business Days or less:

(a)	Types of S&P Eligible Assets

Type of S&P Eligible Asset	Discount Factor for Type of S&P Eligible Asset AAA Rating
Common Stock	168%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB–	180%
REIT and Non-DRD eligible Preferred Stock with a senior or preferred stock rating of at least BBB–	155%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB–	185%
REIT and non-DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB–	160%
Un-rated DRD Eligible Preferred Stock	190%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock	165%
Convertible bonds rated AAA to AAA–	148%
Convertible bonds rated AA+ to AA–	155%
Convertible bonds rated A+ to A–	162%
Convertible bonds rated BBB+ to BBB–	168%
Convertible bonds rated BB+ to BB–	175%
Convertible bonds rated B+ to B–	182%
Convertible bonds rated CCC+ to CCC–	189%
U.S. Short-Term Money Market Investments with maturities of 180 days or less	104%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days	113%
U.S. Government Obligations (52 week Treasury Bills)	102%
U.S. Government Obligations (Two-Year Treasury Notes)	104%
U.S. Government Obligations (Five-Year Treasury Notes)	110%
U.S. Government Obligations (Ten-Year Treasury Notes)	117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	130%
Agency Mortgage Collateral (Fixed 15-Year)	129%
Agency Mortgage Collateral (Fixed 30-Year)	132%
Agency Mortgage Collateral (ARM 1/1)	122%
Agency Mortgage Collateral (ARM 3/1)	123%
Agency Mortgage Collateral (ARM 5/1)	123%
Agency Mortgage Collateral (ARM 10/1)	123%
Mortgage Pass-Through Fixed (15 Year)	131%
Mortgage Pass-Through Fixed (30 Year)	134%
Debt securities of REIT’s and other real estate companies according to the following corporate bond schedule Corporate Bonds rated at least AAA	110%
Corporate Bonds rated at least AA+	111%
Corporate Bonds rated at least AA	113%
Corporate Bonds rated at least AA–	115%
Corporate Bonds rated at least A+	116%
Corporate Bonds rated at least A	117%

Type of S&P Eligible Asset	Discount Factor for Type of S&P Eligible Asset AAA Rating
Corporate Bonds rated at least A–	118%
Corporate Bonds rated at least BBB+	120%
Corporate Bonds rated at least BBB	122%
Corporate Bonds rated at least BBB–	124%
Corporate Bonds rated at least BB+	129%
Corporate Bonds rated at least BB	135%
Corporate Bonds rated at least BB–	142%
Corporate Bonds rated at least B+	156%
Corporate Bonds rated at least B	169%
Corporate Bonds rated at least B–	184%
Corporate Bonds rated at least CCC+	202%
Corporate Bonds rated at least CCC	252%
Corporate Bonds rated CCC– or lower	350%
Master Limited Partnership	625%
Cash and Cash Equivalents	100%

(b) Interest rate swaps entered into according to International Swap Dealers Association (“ISDA”) standards if:

(i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is A–, or equivalent by S&P, or higher.

(ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series.

(iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

(iv) If the Fund fails to maintain an aggregate discounted value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

(v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Fund’s rights will be eligible assets. 100% of any negative mark-to-market valuation of the Fund’s rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

(vi) The Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund’s obligations with respect to such caps or floors. If the swap agreement is not on a net basis, the Fund must maintain liquid and unencumbered assets with a value at least equal to the full amount of the Fund’s accrued obligations under the agreement.

(c) Cash and Cash Equivalents

(i) Cash and demand deposits in an “A-1+” rated institution are valued at 100%. “A-1+” rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in “A-1+” rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

(ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Fund used as “sweep” vehicles will be 110%. Money Market Funds rated “AAAm” will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

“S&P Eligible Assets” will mean:

(A) Deposit Securities;

(B) U.S. Government Obligations and U.S. Government Agencies;

(C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) (“Other Debt”) and that satisfy all of the following conditions:

(1) no more than 15% of total assets may be below a S&P rating of CCC–, or comparable Moody’s or Fitch rating, and no more than 5% of total assets may be unrated;

(2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

(3) such Other Debt must provide for periodic interest payments in cash over the life of the security;

(4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Securities and Exchange Commission;

(5) which, in the aggregate, have an average duration of not more than 12 years.

(D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

(1) such evidence of indebtedness is rated at least CCC by S&P; and

(2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

(E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) (“Agency Mortgage Collateral”). For Agency Mortgage Collateral, the following conditions apply:

(1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

(2) Qualifying “large pool” FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage (“ARMs”) programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

(3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

(4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

(F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA– ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

(G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

(1) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least “BBB-”, or the preferred issue must be rated at least “BBB-.”

(2) The issuer—or if the issuer is a special purpose corporation, its parent—is listed on either the NYSE, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

(3) The collateral pays cash dividends denominated in U.S. dollars.

(4) Private placement 144A with registration rights are eligible assets.

(5) The minimum market capitalization of eligible issuers is US$100 million.

Restrictions for floating-rate preferred stock:

1. Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

2. The floating-rate preferred stock may not have been subject to a failed auction.

Restrictions for adjustable- or auction-rate preferred stock:

1. The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

Concentration Limits:

1. Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

2. Preferred stock rated below B- (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

3. Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB-.

4. Add 10 point to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

(H) Common stocks of Utility Companies that satisfy all of the following conditions:

1. The issuer can hold no more than the average monthly trading volume over the past year.

2. Each stock must have a minimum market capitalization of at least $100 million.

3. Restricted stocks (144A securities) or any pink sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

4. The issuer may not hold any equity unless it has been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the NYSE, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

5. The collateral is owned by the fund, or the trustee or collateral agent has a first perfected priority security interest in the collateral (for S&P’s perfection of Security

Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

Note:

Add 20 points to the overcollateralization level for common stock that do not meet the requirement of item number 4 above.

Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

Receivables that are due in more than five business days of a valuation date qualify as a Standard & Poor’s—eligible asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

Escrow bonds may comprise 100% of the Fund’s S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Fund’s S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

With respect to the above, the Fund portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.

For industry concentration, the following sectors represent distinct industry classifications: electric-distribution, electric-integrated, natural gas-distribution, natural gas-integrated and unregulated utilities.

For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

“S&P Exposure Period” will mean the sum of (i) that number of days from the last Valuation Date on which the Fund’s Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Fund’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Fund has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Fund has to effect a mandatory redemption under Section 3(a)(ii) of Part I of the Articles Supplementary.

MOODY’S GUIDELINES

For purposes of calculating the Discounted Value of the Fund’s portfolio under current Moody’s guidelines, the fair market value of portfolio securities eligible for consideration under such guidelines (“Moody’s Eligible Assets”) must be discounted by certain discount factors set forth below (“Moody’s Discount Factors”). The Discounted Value of a portfolio security under Moody’s guidelines is the Market Value thereof, determined as specified by Moody’s, divided by the Moody’s Discount Factor. The Moody’s Discount Factor with respect to securities other than those described below will be the percentage provided in writing by Moody’s.

The following Discount Factors apply to portfolio holdings as described below, subject to diversification, issuer size and other requirements, in order to constitute Moody’s Eligible Assets includable within the calculation of Discounted Value:

(a) Preferred Stock and Common Stock:

	Discount Factor (1),(2),(3)
Common stock and common stock of foreign issuers for which ADRs are traded:
Large Cap(4)	200%
Mid Cap(4)	205%
Small Cap(4)	220%
Common stock of foreign issuers (in existence for at least five years) for which no ADRs are traded	400%
Preferred stock of REITs:
with Senior Implied Moody’s (or S&P or Fitch) rating	154%
without Senior Implied Moody’s (or S&P or Fitch) rating	208%
Preferred stock of Other Real Estate Companies:
with Senior Implied Moody’s (or S&P or Fitch) rating	208%
without Senior Implied Moody’s (or S&P or Fitch) rating	250%
Preferred Securities of non-real estate companies including DRD eligible preferred securities(5),(6):
(A) for taxable preferred securities issued by a utility, industrial, financial issuer or other non-real estate related issuers with Moody’s or equivalent S&P or Fitch ratings:	Aaa 150 Aa 155 A 160 Baa 165 Ba 196 B 216 < B, NR 250	% % % % % % %
(B) for DRD eligible preferred securities issued by a utility, industrial, financial issuer, or other non-real estate related issuers
(i) Investment grade	165%
(ii) non-investment grade	216%
(C) for auction rate preferred securities	350%

(1)	A Discount Factor of 260% will be applied to those assets in a single Moody’s Utility Sub-Industry Classification which exceed 50% of Moody’s Eligible Assets but are not greater than 75% of Moody’s Eligible Assets.
(2)	A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.
(3)	A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.
(4)	Market cap for Large-cap stocks are $10 billion and up, Mid-cap stocks range between $2 billion and $10 billion, and Small-cap stocks are $2 billion and below.
(5)	Applies to preferred securities which have a minimum issue size of $50 million.
(6)	Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody’s or BBB- by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.

(b) Debt securities(1),(2),(3):

The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Terms of Maturity of Debt Security(1)	Aaa	Aa	A	Baa	Ba	B	Unrated(2),(3)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years)	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years)	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years)	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years)	139%	143%	147%	152%	179%	197%	250%
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)	The Moody’s Discount Factors for debt securities will also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.
(2)	Corporate debt securities if (A) securities that do not pay interest in U.S. dollars, the Fund will contact Moody’s to obtain the applicable currency conversion rates; (B) for debt securities rated B and below taken together with “Unrated” securities, no more than 10% of the original amount of such issue may constitute Moody’s Eligible Assets; (C) such securities have been registered under the Securities Act or are restricted as to resale under Federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund’s Investment Manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. Federal securities laws shall be considered Moody’s Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.
(3)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund’s assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody’s, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P or Fitch, the Fund will use the percentage set forth under “Below B and Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent.

(c) U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody’s):

Remaining Term to Maturity	Discount Factor	U.S. Treasury Strips
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

(d) Short-Term Instruments and Cash:

The Moody’s Discount Factor applied to Moody’s Eligible Assets that are short term money instruments (as defined by Moody’s) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody’s, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody’s Discount Factor of 100% will be applied to cash.

(e) Rule 144A Debt or Preferred Securities:

The Moody’s Discount Factor applied to Rule 144A debt or preferred securities will be:

(i) 130% of the Moody’s Discount Factor, which would apply if the securities have registration rights under the Securities Act after 365 days, and

(ii) 120% of the Moody’s Discount Factor if the securities have registration rights within 365 days of calculation of the Basic Maintenance Amount.

(f) Convertible Securities:

Moody’s Rating Category(1)
Industry Category	Aaa	Aa	A	Baa	Ba	B	NR
Utility	162%	167%	172%	188%	195%	199%	300%
Industrial	256%	261%	266%	282%	290%	293%	300%
Financial	233%	238%	243%	259%	265%	270%	300%
Transportation	250%	265%	275%	285%	290%	295%	300%

(1)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund’s assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody’s, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P or Fitch, the Fund will use the percentage set forth under “Below B and Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent.

“Moody’s Eligible Assets” means the following:

(i) Common stocks: (i) (A) which are traded on a nationally recognized stock exchange or in the over-the-counter market, (B) if cash dividend paying, pay cash dividends in U.S. dollars and (C) which may be sold without restriction by the Fund; provided, however, that (y) common stock which, while a Moody’s Eligible Asset owned by the Fund, ceases paying any regular cash dividend will no longer be considered a Moody’s Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody’s and (z) the aggregate Market Value of the Fund’s holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Fund’s holdings shall not be Moody’s Eligible Assets, (ii) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are ADRs or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or (iii) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Fund’s holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Fund’s Moody’s Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody’s Eligible Asset;

(ii) Corporate debt securities if: (A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody’s Eligible Assets if they are rated by Moody’s, S&P or Fitch; (B) such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Fund’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody’s Eligible Assets if they are publicly traded; and (C) such securities are not subject to extended settlement.

(iii) Preferred stocks if: (A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities, (B) the issuer of such a preferred stock has common stock listed on either the NYSE or the American Stock Exchange or other Moody’s approved exchanges, (C) the issuer of such a preferred stock has a senior debt rating from Moody’s of Baa3 or higher.

(D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (X) the preferred stock issue must be greater than $50 million and (Y) the minimum holding by the Fund of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody’s Eligible Assets;

(iv) Convertible securities (including convertible preferred stock), provided that: (A) the issuer of common stock must have a Moody’s senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch, (B) the common stocks must be traded on the NYSE, the American Stock Exchange, or the NASDAQ, (C) dividends must be paid in U.S. dollars, (D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below, (E) the Fund shall not hold shares exceeding the average weekly trading volume during the preceding month and (F) synthetic convertibles are excluded from asset eligibility;

(v) Preferred stock or any debt security of REITs or real estate companies;

(vi) Unrated debt securities issued by an issuer which:

(A) has not filed for bankruptcy within the past three years

(B) is current on all principal and interest on its fixed income obligations;

(C) is current on all preferred stock dividends;

(D) possesses a current, unqualified auditor’s report without qualified, explanatory language; and

(E) in the aggregate taken together with securities rated B by Moody’s, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody’s Eligible Assets;

(vii) Interest rate swaps entered into according to ISDA standards if

(A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody’s or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is A3 or higher by Moody’s or A– or higher by S&P or Fitch;

(B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;

(C) the interest rate swap transaction will be marked-to-market daily;

(D) an interest rate swap that is in-the-money is discounted at the counterparty’s corporate debt rating for the maturity of the swap for purposes of calculating Moody’s Eligible Assets; and

(E) an interest rate swap that is out-of-the money includes that negative mark-to-market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance amount.

(viii) U.S. Treasury Securities and Treasury Strips (as defined by Moody’s);

(ix) Short-Term Money Market Instruments so long as

(A) such securities are rated at least P-1,

(B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

(C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody’s) need not meet any otherwise applicable Moody’s rating criteria.

(x) Cash including, for this purpose, interest and dividends due on assets rated:

(A) Baa3 or higher by Moody’s if the payment date is within five Business Days of the Valuation Date,

(B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

(C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody’s Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody’s or (2) with counterparties having a Moody’s long-term debt rating of at least Baa3 or (3) with counterparties having a Moody’s Short-Term Money Market Instrument rating of at least P-1.

The Fund’s investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody’s Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody’s Industry and Sub-industry Categories) with respect to the Market Value of the Fund’s holdings:

Issuer:
Moody’s Rating(1),(2)	Non-Utility Maximum Single Issuer(3),(4)	Utility Maximum Single Issuer(3),(4)
Aaa	100%	100%
Aa	20%	20%
A	10%	10%
CS/CB, “Baa”, Baa(5)	6%	4%
Ba	4%	4%
B1/B2	3%	3%
B3 or below	2%	2%

Industry and State:
Moody’s Rating(1),(2)	Non-Utility Maximum Single Industry(3)	Utility Maximum Single Sub- Industry(3),(6)		Utility Maximum Single State(3)
Aaa	100%	100%		100%
Aa	60%	60%		20%
A	40%	50%		10	%(8)
CS/CB, “Baa”, Baa(5)	20%	50	%(7)	7	%(8)
Ba	12%	12%		0%
B1/B2	8%	8%		0%
B3 or below	5%	5%		0%

(1)	Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent.
(2)	Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody’s Eligible Assets.
(3)	The referenced percentages represent maximum cumulative totals only for the related Moody’s rating category and each lower Moody’s rating category.
(4)	Issuers subject to common ownership of 25% or more are considered as one name.
(5)	CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.
(6)	In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody’s Eligible Assets less than or equal to the percentage limits in the diversification tables above.
(7)	For common stock assets, utility sub-industry assets above 50% and below 75% will be discounted at 260%.
(8)	Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.

See the Articles Supplementary of the Fund for further detail on the above Moody’s Rating Agency Guidelines and for a description of Moody’s Eligible Assets.

The foregoing Rating Agency Guidelines are subject to change from time to time. The Fund may, but it is not required to, adopt any such change. Nationally recognized rating agencies other than S&P and Moody’s may also from time to time rate the AMPS; any nationally recognized rating agency providing a rating for the AMPS may, at any time, change or withdraw any such rating.

U.S. FEDERAL TAXATION

The following is only a summary of certain U.S. Federal income tax considerations generally affecting the Fund and its stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its stockholders, and the following discussion is not intended as a substitute for careful tax planning. Stockholders should consult with their own tax advisers regarding the specific Federal, state, local, foreign and other tax consequences of investing in the Fund.

TAXATION OF THE FUND

The Fund has elected to be taxed as, and intends to qualify annually as, a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund generally is not subject to U.S. Federal income tax on the portion of its investment company taxable income (as that term is defined in the Code, but determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt interest income for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions of its investment company taxable income and net tax-exempt interest income, if any, each taxable year to meet the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. Federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded

Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. Government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund will be required (i) to suspend distributions to holders of Common Shares, and (ii) under certain circumstances to partially redeem the AMPS in order to maintain or restore the requisite asset coverage, either of which could prevent the Fund from making distributions required to qualify as a regulated investment company for U.S. Federal income tax purposes and to avoid the excise taxes discussed below. Depending on the size of the Fund’s assets relative to its outstanding senior securities, under certain circumstances redemption of the AMPS might restore asset coverage. If asset coverage were restored, the Fund would again be able to pay dividends and depending on the circumstances, could requalify or avoid disqualification as a regulated investment company and avoid the excise taxes discussed below.

If for any taxable year the Fund does not qualify as a regulated investment company or satisfy the Distribution Requirement, all of its taxable income (including its net capital gain) will be subject to U.S. Federal income tax at regular corporate rates without any deduction for distributions to stockholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible (i) for the DRD in the case of corporate stockholders and (ii) for treatment as qualified dividend income in the case of individual stockholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in a calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (i.e., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year (or for the calender year if the Fund elects to use a calendar year) and (3) any ordinary taxable income and capital gain net income from previous years that was not distributed or taxed to the regulated investment company during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent the application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS

Based in part on the lack of any present intention on the part of the Fund to redeem or purchase the AMPS at any time in the future, the Fund believes that under present law the AMPS will constitute stock of the Fund and distributions with respect to the AMPS (other than distributions in redemption of the AMPS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of the Fund’s current or accumulated earnings and profits as calculated for U.S. Federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders (other than distributions of qualified dividend income and capital gain dividends, as described below). If a portion of the Fund’s income consists of qualifying dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate stockholders, if properly designated, may qualify for the DRD. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment income designated by the Fund as derived from qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the stockholder. A dividend paid by the Fund to a stockholder will not be treated as qualified dividend income of the stockholder (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Dividend income that the Fund receives from utility companies will generally be treated as qualified dividend income, although there can be no assurance in this regard. The foregoing discussion relies in part on a published ruling of the IRS stating that certain preferred stock similar in many material respects to the AMPS represents equity (and the following discussion assumes such treatment will apply). It is possible, however, that the IRS might take a contrary position asserting, for example, that the AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions above would not apply. Instead, distributions by the Fund to holders of AMPS would constitute interest, whether or not such distributions exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income.

The Fund may either retain or distribute to stockholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it generally will be taxable to individual stockholders at long-term capital gains rates regardless of the length of time the stockholders have held their shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to stockholders. As a result, each stockholder will be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, will be entitled to claim a tax credit for his or her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.

Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the stockholder’s tax basis in his or her shares; any such return of capital distributions in excess of the stockholder’s tax basis will be treated as gain from the sale of his or her shares, as discussed below.

If the NAV at the time a stockholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the stockholder in the manner described above, even though such distributions economically constitute a return of capital to the stockholder.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD, dividends derived from qualified dividend income, interest-related dividends and short-term capital gain dividends, if any, between its Common Shares, the AMPS and the Outstanding AMPS in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares, the AMPS and the Outstanding AMPS. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the AMPS and the Outstanding AMPS, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

SALE OF SHARES

A stockholder generally will recognize gain or loss on the sale or exchange of shares of the Fund in an amount equal to the difference between the amount of cash and the fair market value of any property received on the sale and the stockholder’s adjusted tax basis in the shares. In general, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the shares. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. However, any capital loss arising from the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder (or amounts credited to the stockholder as undistributed capital gains) with respect to such shares. Also, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced with other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the tax basis of the acquired shares will be adjusted to reflect the disallowed loss. The ability to otherwise deduct capital losses may be subject to other limitations imposed by the Code.

NATURE OF FUND’S INVESTMENTS

Certain of the Fund’s investment practices are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the 90% annual gross income test described above. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of Federal income tax and the 4% excise tax.

Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its stockholders.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under a Notice recently issued by the IRS and Treasury regulations to be issued, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. Federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on

such income, and (iii) in the case of a foreign

stockholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. Federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. The Investment Manager does not intend on behalf of the Fund to invest in REITs, a substantial portion of the assets of which consists of residual interests in REMICs or otherwise generate excess inclusion income.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

The Fund may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BORROWINGS

If the Fund utilizes leverage through borrowing, it may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on the Fund’s payments of dividends may prevent the Fund from meeting the distribution requirements, described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

INVESTMENT IN NON-U.S. SECURITIES

The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

In addition, if the Fund acquires an equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. Federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its stockholders. The Fund will not be able to pass through to its stockholders any credit or deduction for such taxes. An election would generally be available to ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of capital gains as ordinary income. Dividends paid by passive foreign investment companies will not be treated as qualified dividend income. The Fund intends to manage its holdings to limit the tax liability from these investments.

BACKUP WITHHOLDING

If a stockholder fails to furnish a correct taxpayer identification number or fails to make required certifications or has been notified by the IRS that the stockholder is subject to “backup withholding,” the stockholder may be subject to a “backup withholding” tax with respect to (1) taxable dividends and (2) the proceeds of any sales or repurchases of AMPS. An individual’s taxpayer identification number is generally his or her social security number. Corporate stockholders and other stockholders specified in the Code or the Treasury regulations promulgated thereunder are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld will be allowed as a refund or a credit against a taxpayer’s U.S. Federal income tax liability if the appropriate information is provided to the IRS.

FOREIGN STOCKHOLDERS

U.S. taxation of a stockholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign stockholder”) as defined in the Code, depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the stockholder.

Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income, including any dividends designated as qualified dividend income, will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the stockholder (see “U.S. Federal Taxation—Investments in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. U.S. source withholding taxes are no longer imposed on dividends paid by regulated investment companies to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of U.S. source interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of regulated investment companies beginning before January 1, 2008.

Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will generally not be subject to U.S. Federal withholding tax at the rate of 30% (or lower treaty rate) unless the foreign stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would generally be subject to U.S. Federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax. In the case of a foreign stockholder who is a nonresident alien individual, the Fund may be required to backup withhold U.S. Federal income tax on distributions of net capital gain unless the foreign stockholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “U.S. Federal Taxation—Backup Withholding” above.

If the Fund is a “U.S. real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Fund attributable to gains from “U.S. real property interests”, (including certain U.S. real property holding corporations which may include gain on the sale of shares in certain “non-domestically controlled” REITs and certain capital gain dividends from REITs) will generally cause the foreign stockholder to be treated as recognizing such gain as income effectively connected to a trade or business within the United States. Foreign stockholders would thus generally be taxed at the same rates applicable to U.S. stockholders, subject to a special alternative minimum tax in the case of nonresident alien individuals. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign stockholder that is a corporation. Such distributions will be subject to U.S. withholding tax and will generally give rise to an obligation on the part of the foreign stockholder to file a U.S. Federal income tax return. The treatment of such distributions attributable to gains from U.S. real property interests described above does not apply if the foreign stockholder-recipient has not owned more than 5% of the class of stock of the Fund in respect of which the distributions were made at any time during the one-year period ending on the date of the distribution. In that case, the distribution is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). These provisions generally will not apply after December 31, 2007, provided, however, that such provisions will continue to apply thereafter in respect of distributions by a regulated investment company that is a U.S. real property holding corporation or would be so treated for this purpose to the extent such distributions are attributable to certain capital gain dividends from REITs. Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described rules. Any gain that a foreign stockholder realizes upon the sale or exchange of such stockholder’s shares of the Fund will ordinarily be exempt from U.S. Federal withholding tax unless (i) in the case of a stockholder that is a nonresident alien individual, the gain is U.S. source income and such stockholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the foreign stockholder held such shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a U.S. real property holding corporation and the foreign stockholder actually or constructively held more than 5% of the shares of the same class, in which event described in (ii), the gain would be taxed in the same manner as for a U.S. stockholder as discussed above and a 10% U.S. Federal withholding tax generally would be imposed on the amount realized on the disposition of such shares and credited against the foreign stockholder’s U.S. Federal income tax liability on such disposition. The term “U.S. real property interest” does not include any interest in a “domestically-controlled” regulated investment company. Thus, the sale of stock by a foreign stockholder in a domestically controlled regulated investment company generally will not be subject to U.S. Federal income tax. A domestically controlled regulated investment company is any regulated investment company in which at all times during the testing period described at (ii) above, 50% or more in value of the stock was owned by U.S. persons. This provision relating to domestically controlled regulated investment companies generally will not apply after December 31, 2007. A corporation is a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than stock of a REIT controlled by U.S. persons and holdings of 5% or less in the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

Under recently enacted legislation, foreign stockholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from the Fund that would be treated as gain effectively connected with a United States trade or business will be treated as having received such distributions. All shareholders of the Fund should consult their tax advisors regarding the application of this recently enacted legislation.

Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will generally be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

TAX SHELTER REPORTING REGULATIONS

Under Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted.

Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

The foregoing general discussion of U.S. Federal income tax consequences is based on the Code and the Treasury regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions and considerations discussed herein.

Distributions to stockholders also may be subject to state, local and foreign taxes, depending upon each stockholder’s particular situation. Stockholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

EXPERTS

PricewaterhouseCoopers LLP has been appointed as the independent registered public accounting firm for the Fund. The audited financial statements for the fiscal year ended December 31, 2005 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Select Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 17, 2006

FINANCIAL INFORMATION

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	122.4%
TELECOMMUNICATION SERVICES	0.9%
Fairpoint Communications		855,000	$8,857,800
TELEPHONE—INTEGRATED	2.4%
Citizens Communications Co.		2,030,000	24,826,900
TRANSPORT—MARINE	0.3%
Teekay LNG Partners LP		110,400	3,270,048
UTILITIES	116.9%
ELECTRIC—DISTRIBUTION	9.4%
Consolidated Edison		1,142,200	52,918,126
Energy East Corp.		149,700	3,413,160
NSTAR		346,339	9,939,929
Pepco Holdings		1,409,200	31,523,804

			97,795,019
ELECTRIC—INTEGRATED	93.7%
Ameren Corp.		1,557,400	79,801,176
American Electric Power Co.		143,600	5,326,124
CINergy Corp.		1,176,300	49,945,698
Cleco Corp.		246,700	5,143,695
Dominion Resources		414,600	32,007,120
DPL		209,700	5,454,297
DTE Energy Co.		963,500	41,613,565
Duke Energy Corp.		2,539,100	69,698,295
E.ON AG (ADR)		824,500	28,461,740
Edison International		1,353,000	59,004,330
Entergy Corp.		696,350	47,804,428
Exelon Corp.		1,435,464	76,280,557
FirstEnergy Corp.		490,800	24,044,292
FPL Group		1,167,000	48,500,520
Hawaiian Electric Industries		466,700	12,087,530
NiSource		339,000	7,071,540
Northeast Utilities		417,800	8,226,482
PG&E Corp.		1,519,000	56,385,280
Pinnacle West Capital Corp.		792,600	32,774,010
PPL Corp.		974,000	28,635,600
Progress Energy		605,750	26,604,540
Public Service Enterprise Group		811,400	52,716,658
SCANA Corp.		78,500	3,091,330
Scottish Power PLC (ADR)		278,300	10,402,854
Southern Co.		1,952,500	67,419,825
TXU Corp.		990,000	49,688,100
Xcel Energy		2,402,500	44,350,150

			972,539,736
ELECTRIC—TRANSMISSION	0.9%
ITC Holdings Corp.		334,900	9,407,341
GAS—DISTRIBUTION	3.5%
AGL Resources		311,000	10,825,910
Atmos Energy Corp.		210,500	5,506,680

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
Sempra Energy		200,000	$8,968,000
Vectren Corp.		413,867	11,240,628

			36,541,218
GAS—INTEGRATED	9.4%
DCP Midstream Partners LP(c)		158,000	3,867,840
Duke Energy Income Fund		778,650	7,502,155
Duke Energy Income Fund, 144A(a)		202,000	1,946,234
Equitable Resources		1,554,600	57,038,274
KeySpan Corp.		555,200	19,815,088
Kinder Morgan		42,000	3,861,900
Williams Partners LP		92,500	2,881,375

			96,912,866

TOTAL UTILITIES			1,213,196,180
UTILITY—FOREIGN	1.9%
ELECTRIC—INTEGRATED	1.2%
RWE AG		115,900	8,582,736
Scottish and Southern Energy PLC		217,900	3,801,457

			12,384,193
WATER	0.7%
United Utilities PLC		631,500	7,290,391

TOTAL UTILITY—FOREIGN			19,674,584

TOTAL COMMON STOCK (Identified cost—$1,055,412,604)			1,269,825,512
PREFERRED SECURITIES—CAPITAL TRUST	7.2%
DIVERSIFIED FINANCIAL SERVICES	1.5%
Old Mutual Capital Funding, 8.00% (Eurobond)		14,850,000	15,620,047
ELECTRIC—INTEGRATED	1.6%
DPL Capital Trust II, 8.125%, due 9/01/31		3,000,000	3,525,000
Duquesne Light Co., 6.50%, Series H		194,900	9,988,625
Entergy Louisiana LLC, 6.95%, 144A(a)		30,000	3,007,500

			16,521,125
FOOD	1.0%
Dairy Farmers of America, 7.875%, 144A(a),(b)		70,000	6,806,975
Gruma S.A., 7.75%, 144A(a)		4,000,000	4,060,000

			10,866,975
INSURANCE	1.7%
LIFE/HEALTH INSURANCE	0.2%
Provident Financing Trust I, 7.405%, due 3/15/38		2,000,000	1,931,844
MULTI-LINE	1.5%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(a)		7,000,000	7,404,285
AFC Capital Trust I, 8.207%, due 2/03/27, Series B(b)		8,000,000	8,250,288

			15,654,573

TOTAL INSURANCE			17,586,417
MEDICAL—HOSPITALS	0.7%
Columbia/HCA, 7.50%, due 11/15/95		7,545,000	7,249,243
OIL—EXPLORATION & PRODUCTION	0.4%
Pemex Project Funding Master Trust, 7.75%, due 9/29/49		4,000,000	4,128,200

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
RETAIL	0.3%
JC Penney Co., 7.625%, due 03/01/97		3,000,000	$3,111,078

TOTAL PREFERRED SECURITIES—CAPITAL TRUST (Identified cost—$73,942,975)			75,083,085
PREFERRED SECURITIES—$25 PAR VALUE	17.2%
BANK	0.5%
Chevy Chase Bank, 8.00%, Series C		87,100	2,255,890
First Republic Bank, 6.70%, Series A		118,700	2,967,500

			5,223,390
BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,000	1,127,498
ELECTRIC—INTEGRATED	0.2%
Entergy Corp., 7.625%, due 2/17/09		40,200	1,999,950
FINANCE	0.0%
Janus Capital Group, 7.875%, due 4/15/32 (PINES)		4,500	115,200
MEDIA	0.1%
Liberty Media Corp., 8.75%, due 2/01/30 (CBTCS)		22,100	546,975
Liberty Media Corp., 8.75% (PPLUS)		20,700	500,940

			1,047,915
REAL ESTATE	15.3%
DIVERSIFIED	2.8%
Bedford Property Investors, 7.625%, Series B		205,350	5,144,018
Colonial Properties Trust, 7.62%, Series E		49,500	1,209,285
Digital Realty Trust, 8.50%, Series A		56,000	1,416,800
Forest City Enterprises, 7.375%, Class A		80,800	2,045,856
iStar Financial, 7.875%, Series E		320,700	8,081,640
iStar Financial, 7.80%, Series F		132,000	3,306,600
iStar Financial, 7.65%, Series G		125,000	3,085,000
iStar Financial, 7.50%, Series I		113,940	2,804,633
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,902,750

			28,996,582
HEALTH CARE	2.0%
Health Care REIT, 7.875%, Series D		72,550	1,830,436
Health Care REIT, 7.625%, Series F		218,800	5,437,180
LTC Properties, 8.00%, Series F		547,713	13,774,982

			21,042,598
HOTEL	1.3%
Ashford Hospitality Trust, 8.55%, Series A		156,500	4,006,400
Equity Inns, 8.75%, Series B		75,900	1,944,558
Host Marriott Corp., 8.875%, Series E		100,000	2,675,000
Innkeepers USA Trust, 8.00%, Series C		189,500	4,629,485

			13,255,443
MORTGAGE	0.2%
Newcastle Investment Corp., 8.05%, Series C		80,000	1,984,000
OFFICE	4.3%
Alexandria Real Estate Equities, 8.375%, Series C		514,000	13,238,070
Brandywine Realty Trust, 7.50%, Series C		75,819	1,925,803
Corporate Office Properties Trust, 8.00%, Series G		38,486	975,428

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
DRA CRT Acquisition Corp., 8.50%, Series A		20,335	$462,621
Highwoods Properties, 8.00%, Series B		21,838	548,134
Maguire Properties, 7.625%, Series A		495,626	12,142,837
SL Green Realty Corp., 7.625%, Series C		247,000	6,221,930
SL Green Realty Corp., 7.875%, Series D		347,333	8,718,058

			44,232,881
OFFICE/INDUSTRIAL	0.9%
PS Business Parks, 7.00%, Series H		75,700	1,831,940
PS Business Parks, 6.875%, Series I		54,950	1,283,082
PS Business Parks, 7.95%, Series K		252,000	6,501,600

			9,616,622
RESIDENTIAL—APARTMENT	0.7%
Apartment Investment & Management Co., 7.75%, Series U		30,000	745,200
Apartment Investment & Management Co., 8.00%, Series V		87,000	2,193,270
Apartment Investment & Management Co., 7.875%, Series Y		93,000	2,334,300
Hovnanian Enterprises, 7.625%, Series A		110,000	2,491,500

			7,764,270
SHOPPING CENTER	2.3%
COMMUNITY CENTER	1.7%
Cedar Shopping Centers, 8.875%, Series A		300,000	7,906,500
Developers Diversified Realty Corp., 7.375%, Series H		25,000	622,500
Developers Diversified Realty Corp., 7.50%, Series I		302,000	7,550,000
Saul Centers, 8.00%, Series A		67,500	1,728,000

			17,807,000
REGIONAL MALL	0.6%
CBL & Associates Properties, 7.75%, Series C		126,931	3,211,354
Mills Corp., 9.00%, Series C		43,300	1,118,439
Mills Corp., 8.75%, Series E		40,700	1,041,920
Taubman Centers, 8.00%, Series G		25,000	628,500

			6,000,213

TOTAL SHOPPING CENTER			23,807,213
SPECIALTY	0.8%
Capital Automotive REIT, 7.50%, Series A		95,102	2,372,795
Capital Automotive REIT, 8.00%, Series B		230,300	5,757,500

			8,130,295

TOTAL REAL ESTATE			158,829,904
UTILITIES	1.0%
ELECTRIC—INTEGRATED	0.4%
Sierra Pacific Power Co., 7.80%, Series 1		169,038	4,259,758
GAS—DISTRIBUTION	0.6%
Southern Union Co., 7.55%, Series A		222,500	5,789,450

TOTAL UTILITIES			10,049,208

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$175,406,458)			178,393,065

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Principal Amount	Value

CORPORATE BONDS	3.0%
CELLULAR TELECOMMUNICATIONS	0.1%
Rogers Wireless Communications, 7.500%, due 3/15/15, 144A(a)		$1,400,000	$1,519,000
MEDIA	2.2%
Cablevision Systems Corp., 8.000%, due 4/15/12		9,500,000	8,930,000
CSC Holdings, 7.875%, due 2/15/18		500,000	485,000
Liberty Media Corp., 8.250%, due 2/1/30		5,500,000	5,416,708
Rogers Cable, 8.750%, due 5/1/32		7,000,000	8,085,000

			22,916,708
MEDICAL—HOSPITALS	0.4%
Columbia/HCA, 7.750%, due 7/15/36		1,000,000	1,053,880
Columbia/HCA, 8.360%, due 4/15/24		3,000,000	3,285,897

			4,339,777
SPECIAL PURPOSE ENTITY	0.3%
Valor Telecom Enterprise, 7.750%, due 2/15/15		2,750,000	2,887,500

TOTAL CORPORATE BONDS (Identified cost—$31,388,421)			31,662,985
COMMERCIAL PAPER	4.6%
AIG Funding, 3.230%, due 1/3/06 (Identified cost—$47,470,480)		47,479,000	47,470,480

TOTAL INVESTMENTS (Identified cost—$1,383,620,938)	154.4%		1,602,435,127
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2%		2,131,668
LIQUIDATION VALUE OF PREFERRED SHARES	(54.6)%		(567,000,000)

NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $23.95 per share based on 43,320,750 shares of capital stock outstanding)	100.0%		$1,037,566,795

Glossary of Portfolio Abbreviations
ADR	American Depositary Receipt
CBTCS	Corporate Backed Trust Certificates
PINES	Public Income Notes
PPLUS	Preferred Plus Trust
REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

(a)	Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.4% of net assets applicable to common shares.
(b)	Fair valued security. Aggregate holdings equal 1.5% of net assets applicable to common shares.
(c)	Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost—$1,383,620,938)	$1,602,435,127
Cash	7,066
Foreign currency (Identified cost—$3,958,301)	3,966,133
Dividends and interest receivable	6,850,716
Unrealized appreciation on interest rate swap transactions	5,404,535
Other assets	50,034

Total Assets	1,618,713,611
LIABILITIES:
Payable for investment securities purchased	10,864,371
Payable for dividends declared on preferred shares	1,127,420
Payable to investment manager	867,687
Payable for dividends declared on common shares	777,556
Payable for preferred offering costs	320,497
Payable to administrator	69,164
Payable for directors fees	4,847
Other liabilities	115,274

Total Liabilities	14,146,816
LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,680 shares issued and outstanding)	67,000,000

567,000,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,037,566,795
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding)	$814,816,276
Dividends in excess of net investment income	(1,167,021)
Accumulated net realized loss	(270,438)
Net unrealized appreciation	224,187,978

$1,037,566,795

NET ASSET VALUE PER COMMON SHARE:
($1,037,566,795 ÷ 43,320,750 shares outstanding)	$23.95

MARKET PRICE PER COMMON SHARE	$20.16

MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.82)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

Investment Income:
Dividend income (net of $339,768 of foreign withholding tax)	$67,525,162
Interest income	6,944,139

Total Income	74,469,301
Expenses:
Investment management fees	12,911,221
Preferred remarketing fee	1,237,632
Administration fees	994,316
Reports to shareholders	257,898
Professional fees	169,705
Custodian fees and expenses	112,420
Directors’ fees and expenses	52,245
Transfer agent fees and expenses	15,245
Miscellaneous	137,314

Total Expenses	15,887,996
Reduction of Expenses	(3,037,934)

Net Expenses	12,850,062

Net Investment Income	61,619,239
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	2,191,468
Net realized gain on foreign currency transactions	61,613
Net realized loss on interest rate swap transactions	(1,981,097)
Net change in unrealized appreciation on investments	66,508,345
Net change in unrealized depreciation on foreign currency translations	(30,746)
Net change in unrealized appreciation on interest rate swap transactions	7,324,461

Net realized and unrealized gain on investments	74,074,044

Net Increase Resulting from Operations	135,693,283
Less Dividends and Distributions to Preferred Shareholders	(16,704,958)

Net Increase in Net Assets from Operations Applicable to Common Shares	$118,988,325

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

	For the Year Ended December 31, 2005	For the Period March 30, 2004(a) through December 31, 2004
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$61,619,239	$36,176,133
Net realized gain (loss)	271,984	(2,109,825)
Net change in unrealized appreciation	73,802,060	150,385,918

Net increase resulting from operations	135,693,283	184,452,226
Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(16,122,694)	(5,135,684)
Net realized gain on investments	(582,264)	(105,254)

Total dividends and distributions to preferred shareholders	(16,704,958)	(5,240,938)
Net increase in net assets from operations applicable to common shares	118,988,325	179,211,288
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(44,463,952)	(28,756,928)
Net realized gain on investments	(1,483,417)	(653,945)
Tax return of capital	(4,088,097)	(47,237)

Total dividends and distributions to common shareholders	(50,035,466)	(29,458,110)
Capital Stock Transactions:
Increase in net assets from common share transactions	—	825,593,430
Increase in net assets from preferred share offering cost adjustment	310,222	—
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	(1,109,025)	(6,034,144)

Net increase (decrease) in net assets from capital stock transactions	(798,803)	819,559,286

Total increase in net assets applicable to common shares	68,154,056	969,312,464
Net Assets Applicable to Common Shares:
Beginning of period	969,412,739	100,275

End of period(b)	$1,037,566,795	$969,412,739

(a)	Commencement of operations.
(b)	Includes dividends in excess of net investment income of $1,167,021 and $315,065, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Performance:	For the Year Ended December 31, 2005	For the Period March 30, 2004(a) through December 31, 2004
Net asset value, per common share, beginning of period	$22.38	$19.10
Income from investment operations:
Net investment income(b)	1.42	0.85
Net realized and unrealized gain on investments	1.72	3.36

Total income from investment operations	3.14	4.21
Less dividends and distributions to preferred shareholders from:
Net investment income	(0.37)	(0.12)
Net realized gain on investments	(0.02)	(0.00	)(c)

Total dividends and distributions to preferred shareholders	(0.39)	(0.12)

Total from investment operations applicable to common shares	2.75	4.09
Less: Offering costs charged to paid-in capital—common shares	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	(0.02)	(0.14)
Anti-dilutive effect of common share offering	—	0.05

Total offering and organization costs	(0.02)	(0.13)
Less: Dividends and distributions to common shareholders from:
Net investment income	(1.03)	(0.67)
Net realized gain on investments	(0.04)	(0.01)
Tax return of capital	(0.09)	(0.00	)(c)

Total dividends and distributions to common shareholders	(1.16)	(0.68)
Net increase in net asset value	1.57	3.28
Net asset value, per common share, end of period	$23.95	$22.38
Market value, per common share, end of period	$20.16	$19.82
Net asset value total return(d)	13.16%	21.57	%(e)
Market value return(d)	7.55%	2.82	%(e)

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31, 2005	For the Period March 30, 2004(a) through December 31, 2004
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$1,037.6	$969.4
Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)(g)	1.55%	1.51	%(f)
Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)(g)	1.26%	1.22	%(f)
Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)(g)	5.72%	5.33	%(f)
Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)(g)	6.02%	5.62	%(f)
Ratio of expenses to average daily managed assets (before expense reduction)(g),(h)	1.05%	1.06	%(f)
Ratio of expenses to average daily managed assets (net of expense reduction)(g),(h)	0.85%	0.86	%(f)
Portfolio turnover rate	23%	14	%(e)
Preferred Shares:
Liquidation value, end of period (in 000’s)	$567,000	$492,000
Total shares outstanding (in 000’s)	23	20
Asset coverage per share	$70,748	$74,259
Liquidation preference per share	$25,000	$25,000
Average market value per share(i)	$25,000	$25,000

(a)	Commencement of operations.
(b)	Calculation based on average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Total market value return is computed based upon the New York Stock Exchange market price of the fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund’s dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e)	Not annualized.
(f)	Annualized.
(g)	Ratios do not reflect dividend payments to preferred shareholders.
(h)	Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(i)	Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund’s investment objective is a high level of after-tax total return. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund’s use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund’s common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund’s variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund’s investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund’s investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund’s average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund’s operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the year ended December 31, 2005, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund’s average daily managed assets up to $1 billion, 0.04% of the fund’s average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund’s average daily managed assets in excess of $1.5 billion. For the year ended December 31, 2005, the fund incurred $801,275 in administration fees.

Directors’ and Officers’ Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $9,536 from the fund for the year ended December 31, 2005.

NOTE 3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2005, totaled $389,769,249 and $349,681,696, respectively.

NOTE 4. INCOME TAX INFORMATION

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2005	2004
Ordinary income	$60,495,794	$34,070,247
Long-term capital gains	2,156,533	581,564
Tax return of capital	4,088,097	47,237

Total dividends and distributions	$66,740,424	$34,699,048

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$504,854,440

Gross unrealized depreciation	(286,310,691)

Net unrealized appreciation	$218,543,749

Cost for federal income tax purposes	$1,383,891,378

As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to differing treatment on swaps. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $90,852, accumulated net realized gain was credited $1,793,697 and accumulated net investment income was charged $1,884,549. At December 31, 2005, the fund did not have any undistributed ordinary income or long-term capital gains.

NOTE 5. CAPITAL STOCK

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2005 and 2004, the fund issued no shares of common stock for the reinvestment of dividends.

The fund’s articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

During the year ended December 31, 2005, a $310,222 adjustment was credited to common stock for preferred offering costs.

On December 16, 2005, the fund issued 3,000 auction market preferred shares, Series TH7 (par value $0.001). Proceeds paid to the fund amounted to $73,890,975 after deduction of underwriting commissions and offering expenses of $1,109,025. This issue has received a “AAA/Aaa” rating from Standard & Poor’s and Moody’s.

On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a “AAA/Aaa” rating from Standard & Poor’s and Moody’s.

On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a “AAA/Aaa” rating from Standard & Poor’s and Moody’s.

Preferred shares are senior to the fund’s common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund’s common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

Interest rate swaps outstanding at December 31, 2005 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate(a) (reset monthly) Receivable	Termination Date	Unrealized Appreciation
Merrill Lynch Derivative Products AG	$40,000,000	3.8225%	4.290%	June 1, 2008	$855,735
Merrill Lynch Derivative Products AG	$35,000,000	4.0850%	4.378%	May 27, 2009	725,456
Merrill Lynch Derivative Products AG	$40,000,000	3.9950%	4.331%	July 7, 2009	981,877
Royal Bank of Canada	$35,000,000	3.8900%	4.370%	May 19, 2008	670,823
Royal Bank of Canada	$30,000,000	4.0775%	4.290%	June 1, 2009	623,976
UBS AG	$32,500,000	3.9775%	4.370%	June 17, 2008	578,694
UBS AG	$25,000,000	4.5500%	4.311%	April 4, 2010	192,819
UBS AG	$32,000,000	4.1530%	4.378%	May 26, 2010	775,155

					$5,404,535

(a)	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2005.

7. OTHER

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS

November 30, 2006 (Unaudited)

		Number of Shares	Value
COMMON STOCK	119.4%
ENERGY	2.6%
OIL & GAS EQUIPMENT & SERVICES	0.2%
Universal Compression Partners LP		105,000	$2,615,550

OIL & GAS REFINING & MARKETING	1.3%
Duke Energy Income Fund (Note 2)		783,850	6,321,316
Duke Energy Income Fund, 144Aa (Note 2)		272,000	2,193,529
Williams Partners LP		192,500	7,445,900

			15,960,745

OIL & GAS STORAGE & TRANSPORATION	1.1%
DCP Midstream Partners LP		222,000	7,381,500
Magellan Midstream Holdings LP		126,300	2,821,542
Teekay LNG Partners LP		110,400	3,485,328

			13,688,370

TOTAL ENERGY			32,264,665

TELECOMMUNICATION SERVICES	3.6%
INTEGRATED TELECOMMUNICATIONS SERVICES	3.6%
Citizens Communications Co.		2,030,000	28,765,100
Fairpoint Communications		855,000	15,791,850

			44,556,950

UTILITIES	113.2%
ELECTRIC UTILITIES	53.1%
Cleco Corp.		274,400	7,032,872
DPL		209,700	5,863,212
E.ON AG (ADR)		1,053,916	45,212,996
Edison International		928,300	42,683,234
Entergy Corp.		751,150	68,595,018
Exelon Corp.		1,686,164	102,400,740
FirstEnergy Corp.		851,800	50,971,712
FPL Group		1,167,000	62,201,100
Hawaiian Electric Industries		466,700	12,628,902
ITC Holdings Corp.		290,800	11,413,900
Northeast Utilities		377,500	10,581,325
Pepco Holdings		1,409,200	36,117,796
Pinnacle West Capital Corp.		792,600	39,106,884
PPL Corp.		808,300	29,381,705
Progress Energy		605,750	28,936,678
Scottish and Southern Energy PLC		396,930	11,352,851
Scottish Power PLC (ADR)		102,573	6,091,810
Southern Co.		2,052,500	74,403,125
TECO Energy		467,900	7,949,621

			652,925,481

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2006 (Unaudited)

		Number of Shares	Value
GAS UTILITIES	6.1%
AGL Resources		187,100	$7,186,511
Atmos Energy Corp.		210,500	6,898,085
Equitable Resources		1,412,500	61,274,250

			75,358,846

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS	17.2%
Duke Energy Corp.		4,374,128	138,747,340
TXU Corp.		1,279,200	73,413,288

			212,160,628

MULTI UTILITIES	36.8%
Ameren Corp.		1,557,400	85,205,354
Consolidated Edison		1,142,200	55,076,884
Dominion Resources		414,600	33,474,804
DTE Energy Co.		921,500	43,393,435
Energy East Corp.		80,400	1,964,172
NiSource		159,000	3,920,940
NSTAR		346,339	12,184,206
PG&E Corp.		1,552,000	71,283,360
Public Service Enterprise Group		651,400	43,787,108
RWE AG		81,479	9,237,898
SCANA Corp.		205,900	8,495,434
Sempra Energy		200,000	10,900,000
United Utilities PLC		840,651	12,468,178
Vectren Corp.		443,067	12,649,563
Xcel Energy		2,112,500	48,503,000

			452,544,336

TOTAL UTILITIES			1,392,989,291

TOTAL COMMON STOCK (Identified cost—$1,070,577,404)			1,469,810,906

PREFERRED SECURITIES—CAPITAL SECURITIES	5.9%
AUTO—FOREIGN	0.4%
Porsche International Finance PLC, 7.20%		5,000,000	5,023,750

BANK	0.4%
Washington Mutual Preferred Funding Cayman, 7.25%, Series A-1, 144Aa		5,250,000	5,415,685

DIVERSIFIED FINANCIAL SERVICES	1.3%
Old Mutual Capital Funding, 8.00%, (Eurobond)		14,850,000	15,518,250

ELECTRIC UTILITIES	0.5%
DPL Capital Trust II, 8.125%		3,000,000	3,390,000
Entergy Louisiana LLC, 6.95%, 144Aa		30,000	3,060,000

			6,450,000

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2006 (Unaudited)

		Number of Shares	Value
FINANCE	0.3%
Capital One Capital III, 7.686%		3,500,000	$4,075,750

FOOD	0.9%
Dairy Farmers of America, 7.875%, 144Aa,b		60,000	5,860,740
Gruma S.A., 7.75%, 144Aa		5,000,000	5,175,000

			11,035,740

INSURANCE—MULTI-LINE	1.1%
AFC Capital Trust I, 8.207%, Series B		7,000,000	7,460,397
Liberty Mutual Insurance, 7.697%, 144Aa		5,000,000	5,355,035

			12,815,432

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Embarq Corp., 7.995%		3,000,000	3,256,503

INVESTMENT BANKER/BROKER	0.2%
JP Morgan Chase Capital XVIII, 6.95%, Series R		2,000,000	2,223,946

OIL—EXPLORATION AND PRODUCTION	0.5%
Pemex Project Funding Master Trust, 7.75%		6,000,000	6,238,500

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$69,269,376)			72,053,556

PREFERRED SECURITIES—$25 PAR VALUE	16.4%
BANK	2.7%
Bank of America Corp., 6.204%, Series D		140,000	3,684,800
Bank of America Corp., 5.718%, Series E (FRN)		160,000	4,022,400
Chevy Chase Bank, 8.00%, Series C		92,500	2,493,800
Countrywide Capital V, 7.00%		313,000	7,903,250
First Republic Bank, 6.70%, Series A		118,700	3,029,224
HSBC USA, 6.50%, Series H		100,000	2,660,000
KeyCorp Capital IX, 6.75%		75,000	1,893,750
Sovereign Bancorp, 7.30%, Series C		200,000	5,576,000
Sovereign Capital Trust V, 7.75%		80,000	2,135,200

			33,398,424

BANK—FOREIGN	0.1%
Northern Rock PLC, 8.00%, Series A		45,000	1,144,980

FINANCE	0.2%
Goldman Sachs Group, 6.116%, Series D (FRN)		80,000	2,104,000

INSURANCE	0.4%
Arch Capital Group Ltd., 8.00%		60,000	1,568,400
Aspen Insurance Holdings Ltd., 7.401%		60,000	1,536,000
Everest Re Capital Trust, 7.85%		65,000	1,677,000

			4,781,400

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2006 (Unaudited)

		Number of Shares	Value
MEDIA	0.1%
Liberty Media Corp., 8.75% (CBTCS)		22,100	$558,909
Liberty Media Corp., 8.75% (PPLUS)		20,700	527,850

			1,086,759

MEDIA—DIVERSIFIED SERVICES	0.4%
Comcast Corp., 7.00%		176,700	4,525,287

REAL ESTATE	11.2%
DIVERSIFIED	2.2%
Colonial Properties Trust, 7.62%, Series E		49,500	1,266,705
Digital Realty Trust, 8.50%, Series A		56,000	1,471,120
Forest City Enterprises, 7.375%, Class A		80,800	2,081,408
iStar Financial, 7.875%, Series E		320,700	8,163,418
iStar Financial, 7.80%, Series F		132,000	3,442,560
iStar Financial, 7.65%, Series G		125,000	3,188,750
iStar Financial, 7.50%, Series I		113,940	2,916,864
LBA Realty Fund LP, 7.625%, Series B		139,750	2,697,175
Lexington Corporate Properties Trust, 8.05%, Series B		75,000	1,904,625

			27,132,625

HEALTH CARE	1.8%
Health Care REIT, 7.875%, Series D		72,550	1,868,888
Health Care REIT, 7.625%, Series Fc		218,800	5,640,664
LTC Properties, 8.00%, Series F		547,713	14,185,767

			21,695,319

HOTEL	1.0%
Ashford Hospitality Trust, 8.55%, Series A		156,500	4,120,645
Equity Inns, 8.75%, Series B		75,900	1,984,785
Host Hotels & Resorts, 8.875%, Series E		100,000	2,757,000
Innkeepers USA Trust, 8.00%, Series C		149,500	3,857,100

			12,719,530

MORTGAGE	0.2%
Newcastle Investment Corp., 8.05%, Series C		80,000	2,017,200

OFFICE	3.1%
Alexandria Real Estate Equities, 8.375%, Series C		514,000	13,723,800
Brandywine Realty Trust, 7.50%, Series C		75,819	1,960,679
Corporate Office Properties Trust, 8.00%, Series G		38,486	992,939
Highwoods Properties, 8.00%, Series B		1	25
Maguire Properties, 7.625%, Series A		276,926	6,812,380
SL Green Realty Corp., 7.625%, Series C		247,000	6,394,830
SL Green Realty Corp., 7.875%, Series D		347,333	8,988,978

			38,873,631

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2006 (Unaudited)

		Number of Shares	Value
OFFICE/INDUSTRIAL	0.8%
PS Business Parks, 7.00%, Series H		75,700	$1,929,593
PS Business Parks, 6.875%, Series I		54,950	1,393,807
PS Business Parks, 7.95%, Series K		252,000	6,602,400

			9,925,800

RESIDENTIAL—APARTMENT	0.4%
Apartment Investment & Management Co., 7.75%, Series U		30,000	769,800
Apartment Investment & Management Co., 8.00%, Series V		87,000	2,240,250
Apartment Investment & Management Co., 7.875%, Series Y		93,000	2,398,470

			5,408,520

SHOPPING CENTER	1.7%
COMMUNITY CENTER	1.3%
Cedar Shopping Centers, 8.875%, Series A		250,000	6,591,250
Developers Diversified Realty Corp., 7.50%, Series I		302,000	7,818,780
Saul Centers, 8.00%, Series A		67,500	1,755,000

			16,165,030

REGIONAL MALL	0.4%
CBL & Associates Properties, 7.75%, Series C		126,931	3,302,744
Mills Corp., 9.00%, Series C		19,800	453,420
Mills Corp., 8.75%, Series E		7,100	162,519
Taubman Centers, 8.00%, Series G		25,000	670,125

			4,588,808

TOTAL SHOPPING CENTER			20,753,838

TOTAL REAL ESTATE			138,526,463

TELECOMMUNICATION SERVICES	0.2%
Telephone & Data Systems, 7.60%, Series A		53,800	1,358,988
United States Cellular Corp., 7.50%		70,000	1,828,400

			3,187,388

UTILITIES	1.1%
ELECTRIC UTILITIES	0.9%
Entergy Arkansas, 6.45%		79,000	2,086,588
Entergy Corp., 7.625%		40,200	2,376,624
PPL Electric Utilities Corp., 6.25%		240,000	6,330,000

			10,793,212

GAS UTILITIES	0.2%
Southern Union Co., 7.55%, Series A		100,000	2,590,000

TOTAL UTILITIES			13,383,212

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$193,563,414)			202,137,913

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

November 30, 2006 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	3.4%
GAS UTILITIES	0.4%
Southern Union Co., 7.20%, due 11/1/66 (FRN)		$5,000,000	$5,059,080

INDEPENDENT POWER PRODUCER	0.2%
NRG Energy, 7.375%, due 1/15/17		2,500,000	2,500,000

INTEGRATED TELECOMMUNICATIONS SERVICES	0.7%
Citizens Communications Co., 9.00%, due 8/15/31		7,550,000	8,267,250

MEDIA	0.9%
Cablevision Systems Corp., 8.00%, due 4/15/12		3,100,000	3,061,250
Rogers Cable, 8.75%, due 5/1/32		7,000,000	8,356,250

			11,417,500

MULTI UTILITIES	0.6%
Dominion Resources, 7.50%, due 6/30/66		5,000,000	5,480,590
Dominion Resources Capital Trust I, 7.83%, due 12/1/27		2,000,000	2,090,564

			7,571,154

OIL & GAS STORAGE & TRANSPORTATION	0.3%
Williams Cos. , 7.75%, due 6/15/31		3,000,000	3,135,000

SPECIAL PURPOSE ENTITY	0.2%
Valor Telecom Enterprise, 7.75%, due 2/15/15		2,750,000	2,949,375

WIRELESS TELECOMMUNICATIONS SERVICES	0.1%
Rogers Wireless Communications, 7.50%, due 3/15/15, 144Aa		1,400,000	1,506,750

TOTAL CORPORATE BONDS (Identified cost—$40,335,001)			42,406,109

TOTAL INVESTMENTS (Identified cost—$1,373,745,195)	145.1%		1,786,408,484

OTHER ASSETS IN EXCESS OF LIABILITIES	1.0%		11,745,608

LIQUIDATION VALUE OF PREFERRED SHARES	(46.1)%		(567,000,000)

NET ASSETS APPLICABLE TO COMMON SHARES (Equivalent to $28.42 per share based on 43,320,750 shares of capital stock outstanding)	100.0%		$1,231,154,092

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
CBTCS	Corporate Backed Trust Certificates
FRN	Floating Rate Note
PPLUS	Preferred Plus Trust
REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets applicable to common shares of the fund.

[a]	Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.3% of net assets applicable to common shares.
[b]	Fair valued security. Aggregate holdings equal 0.5% of net assets applicable to common shares.
[c]	40,000 shares segregated as collateral for interest rate swap transactions.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2006 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,364,052,106)	$1,777,893,639
Investments in affiliate (Identified cost—$9,693,089)	8,514,845
Dividends and interest receivable .	9,463,338
Unrealized appreciation on interest rate swap transactions	4,100,631
Receivable for investment securities sold	4,039,157
Dividends receivable from affiliate	40,838
Other assets	59,377

Total Assets.	1,804,111,825

LIABILITIES:
Due to custodian	1,696,703
Payable for dividends declared on preferred shares	1,446,220
Payable to investment manager .	945,364
Payable for dividends declared on common shares	821,849
Payable for investment securities purchased	805,760
Payable to administrator	70,184
Payable for directors’ fees	15,333
Other liabilities .	156,320

Total Liabilities .	5,957,733

LIQUIDATION VALUE OF PREFERRED SHARES:
Auction market preferred shares, Series M7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series T28, ($25,000 liquidation value, $0.001 par value, 2,680 shares issued and outstanding)	67,000,000
Auction market preferred shares, Series W7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series TH7, ($25,000 liquidation value, $0.001 par value, 3,000 shares issued and outstanding)	75,000,000
Auction market preferred shares, Series TH28, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000
Auction market preferred shares, Series F7, ($25,000 liquidation value, $0.001 par value, 3,400 shares issued and outstanding)	85,000,000

567,000,000

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$1,231,154,092

TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
Common stock ($0.001 par value, 43,320,750 shares issued and outstanding) .	$814,892,902
Dividends in excess of net investment income .	(14,695,068)
Accumulated undistributed net realized gain	14,191,512
Net unrealized appreciation	416,764,746

$1,231,154,092

NET ASSET VALUE PER COMMON SHARE:
($1,231,154,092 ÷ 43,320,750 shares outstanding) .	$28.42

MARKET PRICE PER COMMON SHARE	$24.04

MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(15.41)%

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF OPERATIONS

For the Eleven Months Ended November 30, 2006 (Unaudited)

Investment Income:
Dividend income (net of $602,604 of foreign withholding tax)	$65,375,104
Dividend income from affiliate (net of $96,449 of foreign withholding tax)	546,543
Interest income	7,105,444

Total Income	73,027,091

Expenses:
Investment management fees	12,906,679
Preferred remarketing fee	1,297,109
Administration fees	985,765
Professional fees	159,618
Reports to shareholders	157,900
Custodian fees and expenses	152,348
Directors’ fees and expenses	46,792
Transfer agent fees and expenses	21,506
Miscellaneous	158,689

Total Expenses	15,886,406
Reduction of Expenses	(3,036,866)

Net Expenses	12,849,540

Net Investment Income	60,177,551

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	12,170,447
Net realized gain from affiliate	4,690
Net realized loss on foreign currency transactions	(25,333)
Net realized gain on interest rate swap transactions	2,312,146
Net change in unrealized appreciation on investments	193,849,100
Net change in unrealized appreciation on foreign currency translations	31,572
Net change in unrealized appreciation on interest rate swap transactions	(1,303,904)

Net realized and unrealized gain on investments	207,038,718

Net Increase Resulting from Operations	267,216,269
Less Dividend to Preferred Shareholders from Net Investment Income	(25,186,348)

Net Increase in Net Assets from Operations Applicable to Common Shares	$242,029,921

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (Unaudited)

	For the Eleven Months Ended November 30, 2006	For the Year Ended December 31, 2005
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$60,177,551	$61,619,239
Net realized gain	14,461,950	271,984
Net change in unrealized appreciation	192,576,768	73,802,060

Net increase resulting from operations	267,216,269	135,693,283

Less Dividends and Distributions to Preferred Shareholders from:
Net investment income	(25,186,348)	(16,122,694)
Net realized gain on investments	—	(582,264)

Total dividends and distributions to preferred shareholders	(25,186,348)	(16,704,958)

Net increase in net assets from operations applicable to common shares	242,029,921	118,988,325

Less Dividends and Distributions to Common Shareholders from:
Net investment income	(48,519,250)	(44,463,952)
Net realized gain on investments	—	(1,483,417)
Tax return of capital	—	(4,088,097)

Total dividends and distributions to common shareholders	(48,519,250)	(50,035,466)

Capital Stock Transactions:
Increase in net assets from preferred share offering cost adjustment	76,626	310,222
Decrease in net assets from underwriting commissions and offering expenses from issuance of preferred shares	—	(1,109,025)

Net increase (decrease) in net assets from capital stock transactions	76,626	(798,803)

Total increase in net assets applicable to common shares	193,587,297	68,154,056
Net Assets Applicable to Common Shares:
Beginning of period	1,037,566,795	969,412,739

End of period[a]	$1,231,154,092	$1,037,566,795

[a]	Includes dividends in excess of net investment income of $14,695,068 and $1,167,021, respectively.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Eleven Months Ended November 30, 2006	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Per Share Operating Performance:
Net asset value per common share, beginning of period	$23.95	$22.38	$19.10

Income from investment operations:
Net investment income	1.39 [b]	1.42 [b]	0.85 [b]
Net realized and unrealized gain on investments	4.78	1.72	3.36

Total income from investment operations	6.17	3.14	4.21

Less dividends and distributions to preferred shareholders from:
Net investment income	(0.58)	(0.37)	(0.12)
Net realized loss on investments	—	(0.02)	(0.00)[c]

Total dividends and distributions to preferred shareholders	(0.58)	(0.39)	(0.12)

Total from investment operations applicable to common shares	5.59	2.75	4.09

Less: Offering costs charged to paid-in capital—common shares	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	(0.02)	(0.14)
Anti-dilutive effect of common share offering	—	—	0.05
Preferred share offering cost adjustment	0.00 [c]	—	—

Total offering and organization costs	0.00	(0.02)	(0.13)

Less dividends and distributions to common shareholders from:
Net investment income	(1.12)	(1.03)	(0.67)
Net realized gain on investments	—	(0.04)	(0.01)
Tax return on capital	—	(0.09)	(0.00)[c]

Total dividends and distributions to common shareholders	(1.12)	(1.16)	(0.68)

Net increase in net asset value	4.47	1.57	3.28

Net asset value, per common share, end of period	$28.42	$23.95	$22.38

Market value, per common share, end of period	$24.04	$20.16	$19.82

Net asset value total return[d]	24.94%[e]	13.16%	21.57%[e]

Market value return[d]	25.55%[e]	7.55%	2.82%[e]

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Eleven Months Ended November 30, 2006	For the Year Ended December 31, 2005	For the Period March 30, 2004[a] through December 31, 2004
Ratios/Supplemental Data:
Net assets applicable to common shares, end of period (in millions)	$1,231.2	$1,037.6	$969.4

Ratio of expenses to average daily net assets applicable to common shares (before expense reduction)[g]	1.59%[f]	1.55%	1.51%[f]

Ratio of expenses to average daily net assets applicable to common shares (net of expense reduction)[g]	1.29%[f]	1.26%	1.22%[f]

Ratio of net investment income to average daily net assets applicable to common shares (before expense reduction)[g]	5.72%[f]	5.72%	5.33%[f]

Ratio of net investment income to average daily net assets applicable to common shares (net of expense reduction)[g]	6.02%[f]	6.02%	5.62%[f]

Ratio of expenses to average daily managed assets (before expense reduction)[g,h]	1.05%[f]	1.05%	1.06%[f]

Ratio of expenses to average daily managed assets (net of expense reduction)[g,h]	0.85%[f]	0.85%	0.86%[f]

Portfolio turnover rate	13%[e]	23%	14%[e]

Preferred Shares:
Liquidation value, end of year (in 000’s)	$567,000	$567,000	$492,000

Total shares outstanding (in 000’s)	23	23	20

Asset coverage ratio	317%	283%	297%

Asset coverage per share	$79,284	$70,748	$74,259

Liquidation preference per share	$25,000	$25,000	$25,000

Average market value per share[i]	$25,000	$25,000	$25,000

[a]	Commencement of operations.
[b]	Calculation based on average shares outstanding.
[c]	Less than $.005 per share.
[d]

Total market value return is computed based upon the New York Stock Exchange market price of the fund’s shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund’s dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

[e]	Not annualized.
[f]	Annualized.
[g]	Ratios do not reflect dividend payments to preferred shareholders.
[h]	Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
[i]	Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS SELECT UTILITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified closed-end management investment company. The fund’s investment objective is a high level of after-tax total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable, or securities for which the investment manager determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund’s use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce the risk that an increase in short-term interest rates could have on the performance of the fund’s common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund’s variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the eleven months ended November 30, 2006, the advisor considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund’s taxable income for the year.

Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. The dividends are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Fees: The investment manager serves as the fund’s investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund’s investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors

For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly, at an annual rate of 0.85% of the fund’s average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund’s operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight. During the eleven months ended November 30, 2006, the investment manager waived its fee at the annual rate of 0.20%.

Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the fund’s average daily managed assets up to $1 billion, 0.04% of the fund’s average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund’s average daily managed assets in excess of $1.5 billion. For the eleven months ended November 30, 2006, the fund incurred $761,221 in administration fees. Additionally, the fund has retained State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the investment manager. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $9,431 from the fund for the eleven months ended November 30, 2006.

Investments in affiliates: An affiliate company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions and period end holdings with such companies during the eleven months ended November 30, 2006 were as follows:

Issuer	Shares Held	Value	Income	Realized Gain
Duke Energy Income Fund	783,850	$6,321,316	$437,072	$—
Duke Energy Income Fund, 144A	272,000	2,193,529	109,471	4,690

		$8,514,845	$546,543	$4,690

NOTE 3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments, for the eleven months ended November 30, 2006, totaled $236,583,572 and $211,250,327, respectively.

NOTE 4. INCOME TAX INFORMATION

As of November 30, 2006, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$1,373,745,195

Gross unrealized appreciation	$415,370,321
Gross unrealized depreciation	(2,707,032)

Net unrealized appreciation	$412,663,289

NOTE 5. CAPITAL STOCK

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the eleven months ended November 30, 2006 and the year ended December 31, 2005, the fund issued no shares of common stock for the reinvestment of dividends.

The fund’s articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

During the eleven months ended November 30, 2006 and year ended December 31, 2005, adjustments of $76,626 and $310,222, respectively, were credited to common stock for differences between estimated and actual preferred offering costs.

On December 16, 2005, the fund issued 3,000 auction market preferred shares, Series TH7 (par value $0.001). Proceeds paid to the fund amounted to $73,890,975 after deduction of underwriting commissions and offering expenses of $1,109,025. This issue has received a “AAA/Aaa” rating from Standard & Poor’s and Moody’s.

Preferred shares are senior to the fund’s common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

The fund’s common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class, except in certain circumstances regarding the election of directors.

In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

Interest rate swaps outstanding at November 30, 2006 are as follows:

Counterparty	Notional Amount	Fixed Rate Payable	Floating Rate(a) (rate reset monthly) Receivable	Termination Date	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Derivative Products AG	$40,000,000	3.823%	5.320%	June 1, 2008	$693,474
Merrill Lynch Derivative Products AG	$35,000,000	4.085%	5.320%	May 27, 2009	581,616
Merrill Lynch Derivative Products AG.	$40,000,000	3.995%	5.320%	July 7, 2009	801,794
Royal Bank of Canada	$35,000,000	3.890%	5.320%	May 19, 2008	535,950
Royal Bank of Canada	$30,000,000	4.078%	5.320%	June 1, 2009	532,825
UBS AG	$32,500,000	3.978%	5.320%	June 17, 2008	473,559
UBS AG	$25,000,000	4.550%	5.320%	April 4, 2010	161,050
UBS AG	$32,000,000	4.153%	5.320%	May 26, 2010	609,957
UBS AG	$20,000,000	5.224%	5.320%	Feb 20, 2010	(289,594)

					$4,100,631

[a]	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at November 30, 2006.

NOTE 7. OTHER

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The fund will adopt FIN 48 during 2007 and the impact to the fund’s financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements.

APPENDIX A

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody’s:

S&P

Long-Term

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A’—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC,” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C”—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D”—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired,

unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

“r”—The symbol “r” is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or A-1 commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

“N.R.”—The designation “N.R.” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-Term

“A-1”—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B”—A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D”—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY’S

Long-Term

“Aaa”—Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa”—Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A”—Bonds rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

“Baa”—Bonds rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba”—Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B”—Bonds rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa”—Bonds rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca”—Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C”—Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

•

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.

•	Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

•

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

•	Issuers rated Not Prime do not fall within any of the Prime rating categories.

APPENDIX B

ARTICLES SUPPLEMENTARY

COHEN & STEERS SELECT UTILITY FUND, INC.

Articles Supplementary Creating And Fixing The Rights of Series T7-2 Taxable Auction Market Preferred Shares

Cohen & Steers Select Utility Fund, Inc., a Maryland corporation having its principal office in the City of Baltimore in the State of Maryland (the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:

First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article FIFTH of its Articles of Incorporation, as supplemented, (which as hereafter amended, restated and supplemented from time to time, is together with these Articles Supplementary, the “Charter”), and the Maryland General Corporation Law (the “MGCL”), the Board of Directors has duly classified out of the Corporation’s authorized and unissued common stock, and authorized the creation and issuance of, 3,400 shares of the Corporation’s Taxable Auction Market Preferred Shares (“Preferred Shares”) (par value $.001 per share) and has further classified all of such shares as “Series T7-2 Preferred Shares,” liquidation preference $25,000 per share (herein referred to as the “Series”).

Second: Pursuant to Section 2-411 of the MGCL and authority granted by Article III of the Corporation’s By-laws, the Board of Directors of the Corporation has appointed a pricing committee (the “Pricing Committee”) and has authorized such Pricing Committee to fix the terms of the Series, as set forth herein.

Third: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Series are as follows:

DESIGNATION

Series T7-2 Preferred Shares: A series of Preferred Shares, par value $.001 per share, liquidation preference $25,000 per share, is hereby designated “Series T7-2 Taxable Auction Market Preferred Shares”. Each share of the Series may be issued on a date to be determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an initial dividend rate per annum, initial Dividend Period and an initial Dividend Payment Date as will be determined in advance of the issuance thereof by the Board of Directors of the Corporation or pursuant to their delegated authority; and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, as are set forth in Part I and Part II of these Articles Supplementary. The Series will constitute a separate series of Preferred Shares of the Corporation.

Subject to the provisions of Section 11(b) of Part I hereof, the Board of Directors of the Corporation may, in the future, reclassify additional shares of the Corporation’s unissued common stock as preferred stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth will be as set forth in the Articles Supplementary with respect to the additional shares.

As used in Part I and Part II of these Articles Supplementary, capitalized terms will have the meanings provided in Section 17 of Part I and Section 1 of Part II of these Articles Supplementary.

Part I. Terms of Series T7-2 Preferred Shares

1. Number of Shares; Ranking.

(a) The initial number of authorized shares constituting the Series is 3,400 shares. No fractional shares of the Series will be issued.

(b) Shares of the Series, which at any time have been redeemed or purchased by the Corporation will, after such redemption or purchase, have the status of authorized but unissued shares of preferred stock.

(c) Shares of the Series will rank on a parity with shares of any other series of preferred stock of the Corporation (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled.

(d) No Holder of shares of the Series will have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any shares of the Series, Common Shares of the Corporation or other securities of the Corporation which it may hereafter issue or sell.

2. Dividends.

(a) The Holders of shares of the Series will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this Section 2. Dividends on the Outstanding shares of the Series issued on the Date of Original Issue will accumulate from the Date of Original Issue.

(b) (i) Dividends will be payable when, as and if declared by the Board of Directors following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of the Series, as follows:

(A) with respect to any Dividend Period of one year or less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then the first Business Day of each calendar month within such period, and on the Business Day following the last day of such Dividend Period; and

(B) with respect to any Dividend Period of more than one year, on the first Business Day of each calendar month within such Dividend Period and on the Business Day following the last day of such Dividend Period.

(ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date will be the first Business Day following such day for payment of dividends.

(iii) The Corporation will pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for the Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of the Series on such Dividend

Payment Date. The Corporation will not be required to establish any reserves for the payment of dividends.

(iv) All moneys paid to the Paying Agent for the payment of dividends will be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Corporation at the end of 90 days from the date on which such moneys were to have been so applied.

(v) Each dividend on the Series will be paid on the Dividend Payment Date therefor to the Holders of shares of the Series as their names appear on the stock ledger or stock records of the Corporation on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the stock ledger or stock records of the Corporation on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

(c) (i) The dividend rate on Outstanding shares of the Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor will be equal to the rate as determined in the manner set forth under “Designation” above. For each subsequent Dividend Period for the Series, the dividend rate will be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of the Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of the Series being the subject of Submitted Hold Orders and other than in an Auction for a Special Dividend Period), then the dividend rate on the shares of the Series for any such Dividend Period will be the Maximum Rate (except (i) during a Default Period when the dividend rate will be the Default Rate, as set forth in Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate will be the Maximum Rate at the close of business on the last day of such Default Period). If the Corporation has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next rate period will be the same as during the current Dividend Period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the Subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

(ii) Subject to the cure provisions in Section 2(c)(iii) below, a “Default Period” with respect to the Series will commence on any date the Corporation fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a “Dividend Default”) or (B) the full amount of any redemption price (the “Redemption Price”) payable on the date fixed for redemption (the “Redemption Date”) (a “Redemption Default” and together with a Dividend Default, hereinafter referred to as “Default”).

Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default will end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price will have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period will be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction will be held during a Default Period.

(iii) No Default Period with respect to a Dividend Default or Redemption Default will be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Corporation) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for the Series. The Default Rate will be equal to the Reference Rate multiplied by three (3).

(iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period (or in respect of dividends on another date in connection with a redemption during such Dividend Period) will be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for the Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

(d) Any dividend payment made on shares of the Series will first be credited against the earliest accumulated but unpaid dividends due with respect to the Series.

(e) For so long as any of the shares of the Series are Outstanding, except as otherwise contemplated by Part I of these Articles Supplementary, the Corporation will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Series as to dividends or upon liquidation) with respect to Common Shares or any other capital stock of the Corporation ranking junior to the Series as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other capital stock ranking junior to the Series (except by conversion into or exchange for shares of the Corporation ranking junior to the Series as to dividends and upon liquidation), unless (i) immediately after such transaction, the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Corporation’s preferred stock, including the Series, or will have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, and (iii) the Corporation has redeemed the full number of shares of preferred stock required to be redeemed by any mandatory provision for redemption, including the Series required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of these Articles Supplementary.

(f) For so long as any shares of the Series are Outstanding, except as set forth in the next sentence, the Corporation will not declare, pay or set apart for payment on any series of stock of the Corporation ranking, as to the payment of dividends, on a parity with the Series for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the Series through its most recent Dividend Payment Date. When dividends are not paid in full upon the Series through its most recent Dividend Payment Date or upon any other series of stock ranking on a parity as to the payment of dividends with the Series through its most recent Dividend Payment Date, all dividends declared upon the Series and any other such series of stock ranking on a parity as to the payment of dividends with the Series will be declared pro rata so that the amount of dividends declared per share on the Series and any other such series of preferred stock ranking on a parity therewith will in all cases bear to each other the same ratio that accumulated dividends per share on the Series and such other series of preferred stock ranking on a parity therewith bear to each other.

3. Redemption.

(a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Maryland law, the Corporation may, at its option, redeem in whole or in part out of funds legally available therefor shares of the Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date (“Redemption Price”), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of these Articles Supplementary; provided, however, that during a Dividend Period of more than one year, no shares of the Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Directors after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Corporation will not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Corporation gives such notice and on the Redemption Date, (a) the Corporation has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of the Series by reason of the redemption of the Series on the Redemption Date and (b) the Corporation would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 will be applicable in such circumstances in the event the Corporation makes the deposit and takes the other action required thereby.

(ii) If the Corporation fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an “Asset Coverage Cure Date”), the Series will be subject to mandatory redemption out of funds legally available therefor. The number of shares of the Series to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of shares of the Series the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the

Corporation meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of the Series then Outstanding will be redeemed) and (B) the maximum number of shares of the Series that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

(iii) In determining the shares of the Series required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Corporation will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Series in proportion to the number of shares they hold and shares of other preferred stock subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii). The Corporation will effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Corporation last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the “Mandatory Redemption Date”), except that if the Corporation does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of shares of the Series which would be required to be redeemed by the Corporation under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with shares of other preferred stock which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Corporation otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Corporation will redeem those shares of the Series, and shares of other preferred stock which it was unable to redeem, on the earliest practicable date on which the Corporation will have such funds available, upon notice pursuant to Section 3(b) to record owners of the shares of the Series to be redeemed and the Paying Agent. The Corporation will deposit with the Paying Agent funds sufficient to redeem the specified number of shares of the Series with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding shares of the Series are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed will be redeemed pro rata from the Holders of such shares in proportion to the number of shares of the Series held by such Holders, by lot or by such other method as the Corporation will deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. “Mandatory Redemption Price” means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Directors after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

(b) In the event of a redemption pursuant to the foregoing Section 3(a), the Corporation will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Corporation will deliver a notice of redemption to the Auction Agent and Rating Agencies (the “Notice of Redemption”) containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of the Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Corporation). The Auction Agent will confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of the Series at their addresses appearing on the share records of the Corporation. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of the shares of the Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption will be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder will also specify the number of shares to be redeemed from such Holder.

(c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred stock, including the Series, may be redeemed at the option of the Corporation unless all dividends in arrears on the Outstanding shares of the Series and any other preferred stock have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing will not prevent the purchase or acquisition of outstanding shares of preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding shares of preferred stock.

(d) Upon the deposit of funds sufficient to redeem shares of the Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares will cease to accumulate and such shares will no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Corporation has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption will cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price will be paid by the Paying Agent to the nominee of the Securities Depository. The Corporation will be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the shares of the Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of the Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date will, to the extent permitted by law, be paid to the Corporation, after which time the Holders of shares of the Series so called for redemption may look only to the Corporation for payment of the redemption price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent will notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks. The Corporation will be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

(e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption will be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of the Series will be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Corporation will have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Corporation may not have redeemed shares of the Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of the Series and will include those shares of the Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

(f) All moneys paid to the Paying Agent for payment of the redemption price of shares of the Series called for redemption will be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

(g) So long as any shares of the Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

(h) Except for the provisions described above, nothing contained in these Articles Supplementary limits any right of the Corporation to purchase or otherwise acquire any shares of the Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of the Series for which Notice of Redemption has been given and the Corporation meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Corporation will have no voting rights. If fewer than all the Outstanding shares of the Series are redeemed or otherwise acquired by the Corporation, the Corporation will give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Directors.

(i) In the case of any redemption pursuant to this Section 3, only whole shares of the Series will be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent will be authorized to round up so that only whole shares are redeemed.

(j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6(k) of Part I of these Articles Supplementary, the Board of Directors, upon notification to each Rating Agency, may authorize, create or issue other series of preferred stock, including other series of Preferred Shares, ranking on a parity with the Series with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such stock (or such portion thereof needed to redeem or repurchase the Outstanding shares of the Series) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of these Articles Supplementary, Notice of Redemption as contemplated by Section 3(b) of Part I of these Articles Supplementary has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding shares of the Series or (B) the Corporation would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 12(b) of Part I of these Articles Supplementary.

4. Designation of Dividend Period.

(a) The initial Dividend Period for the Series will be as determined in the manner set forth under “Designation” above. The Corporation will designate the duration of subsequent Dividend Periods of the Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period will be effective only if (i) notice thereof will have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, the Series will have been cured as provided above, (iii) Sufficient Clearing Orders will have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Corporation will have mailed a Notice of Redemption with respect to any shares of the Series, the redemption price with respect to such shares will have been deposited with the Paying Agent, (v) in the case of the designation of a Special Dividend Period, the Broker Dealers shall have notified the Corporation in writing that it does not object to the designation of such Special Dividend Period and (vi) each Rating Agency will have confirmed in writing to the Corporation that such designation will not adversely affect their respective then-current ratings of the Series.

(b) If the Corporation proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice will be (i) made by press release and (ii) communicated by the Corporation by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice will state (A) that the Corporation proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Rate for such Special Dividend Period and (B) that the Corporation will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period will be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Corporation will deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

(i) a notice stating (A) that the Corporation has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

(ii) a notice stating that the Corporation has determined not to exercise its option to designate a Special Dividend Period.

If the Corporation fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Corporation will be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

5. Restrictions on Transfer. Shares of the Series may be transferred only (a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Corporation or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of the Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of the Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

6. Voting Rights.

(a) Except as otherwise provided in the Charter or as otherwise required by applicable law, (i) each Holder of shares of the Series will be entitled to one vote for each share of the Series held on each matter on which the Holders of shares of the Series are entitled to vote, and (ii) the holders of the Outstanding shares of preferred stock, including the Series, and holders of shares of Common Shares will vote together as a single class on all matters submitted to the stockholders; provided, however, that, with respect to the election of directors, the holders of the Outstanding shares of preferred stock, including the Series, represented in person or by proxy at a meeting for the election of directors, will be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock, including the Common Shares, to elect two directors of the Corporation, each share of preferred stock, including the Series, entitling the holder thereof to one vote. The identities of the nominees of such directorships may be fixed by the Board of Directors. Subject to paragraph (b) of this Section 6, the holders of outstanding shares of Common Shares and outstanding shares of preferred stock, including the Series, voting together as a single class, will be entitled to elect the balance of the directors.

(b) If at any time dividends on the Series will be unpaid in an amount equal to two full years’ dividends on the Series (a “Voting Period”), the number of directors constituting the Board of Directors will be automatically increased by the smallest number of additional directors that, when added to the number of directors then constituting the Board of Directors, will (together with the two directors elected by the holders of preferred stock, including the Series, pursuant to paragraph (a) of this Section 6) constitute a majority of such increased number, and the holders of any shares of preferred stock, including the Series, will be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), to elect the smallest number of such additional directors of the Corporation that will constitute a majority of the total number of directors of the Corporation so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 will continue unless and until all dividends in arrears on the Series will have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 will cease, subject always, however, to the revesting of such voting rights in the holders of preferred stock, including the Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

(c) As soon as practicable after the accrual of any right of the holders of shares of preferred stock, including the Series, to elect additional directors as described in paragraph (b) of this Section 6, the Corporation will notify the Auction Agent, and the Auction Agent will call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Corporation fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting will be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred stock, including the Series, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Corporation), will be entitled to elect the number of directors prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of shares of preferred stock, including Holders of the Series, present in person or by proxy will have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

(d) For purposes of determining any rights of the holders of the shares of preferred stock, including the Series, to vote on any matter, whether such right is created by these Articles Supplementary, by statute or otherwise, if redemption of some or all of the shares of preferred stock, including the Series, is required, no holder of shares of preferred stock, including the Series, will be entitled to vote and no share of preferred stock, including the Series, will be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of the Series in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares will have been given as provided in Section 3(b) of Part I of these Articles Supplementary and in the case of other preferred stock the Corporation has otherwise met the conditions for redemption applicable to such shares.

(e) The terms of office of all persons who are directors of the Corporation at the time of a special meeting of Holders of the Series and holders of other shares of preferred stock to elect directors pursuant to paragraph (b) of this Section 6 will continue, notwithstanding the election at such meeting by the holders of the number of directors that they are entitled to elect.

(f) Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of the Series and holders of shares of other preferred stock pursuant to paragraph (b) of this Section 6 will terminate, the remaining directors will constitute the directors of the Corporation and the voting rights of such holders to elect additional directors pursuant to paragraph (b) of this Section 6 will cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

(g) Unless otherwise required by law or in the Corporation’s Charter, the Holders of shares of the Series will not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Corporation fails to pay any dividends on the

Series of the Corporation or fails to redeem any shares of the Series which it is required to redeem, or any other event occurs which requires the mandatory redemption of the Series and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of these Articles Supplementary, the exclusive remedy of the Holders of the Series will be the right to vote for directors pursuant to the provisions of paragraph (b) of this Section 6. In no event will the Holders of the Series have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

(h) For so long as any shares of preferred stock, including the Series, are outstanding, the Corporation will not, without the affirmative vote of the Holders of a majority of the outstanding preferred stock, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Corporation’s assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Series, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Corporation’s Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Corporation may borrow as may be permitted by the Corporation’s investment restrictions; provided, however, that transfers of assets by the Corporation subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Corporation has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

(i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock, including the Series, voting together as a separate class, will be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Corporation under Section 13(a) of the 1940 Act. In the event a vote of holders of shares of preferred stock is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Corporation will, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and will, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

(j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of preferred stock of any series, voting separately from any other series, will be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Corporation’s shares of capital stock. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter (i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

(k) The Board of Directors, without the vote or consent of any holder of shares of preferred stock, including the Series, or any other stockholder of the Corporation, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Corporation, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to the Series, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the Series or the Holders thereof, provided that the Board of Directors receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of the Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

In addition, subject to compliance with applicable law, the Board of Directors may amend the definitions of Applicable Percentage and Applicable Spread to increase the percentage amount by which the Reference Rate is multiplied or the spread added to the Reference Rate, to determine the Maximum Rate, without the vote or consent of the holders of shares of preferred stock, including the Series, or any other stockholder of the Corporation, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would meet the Preferred Shares Basic Maintenance Amount Test.

7. Liquidation Rights.

(a) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of shares of preferred stock, including the Series, will be entitled to receive out of the assets of the Corporation available for distribution to stockholders, after claims of creditors but before distribution or payment will be made in respect of the Common Shares or to any other shares of stock of the Corporation ranking junior to the preferred stock, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the “Liquidation Preference”), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Directors, but excluding interest thereon), but such Holders will be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. The Series will rank on a parity with shares of any other series of preferred stock of the Corporation as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation.

(b) If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution among the holders of all outstanding shares of preferred stock, including the Series, will be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets will be distributed among the holders of all outstanding shares of preferred stock, including the Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding shares of preferred stock, including the Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any stock of the Corporation ranking junior to the preferred stock as to liquidation.

(c) Neither the consolidation nor merger of the Corporation with or into any other entity or entities, nor the sale, lease, exchange or transfer by the Corporation of all or substantially all of its property and assets, will be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

(d) After the payment to Holders of the Series of the full preferential amounts provided for in this Section 7, the Holders of the Series as such will have no right or claim to any of the remaining assets of the Corporation.

(e) In the event the assets of the Corporation or proceeds thereof available for distribution to the Holders of the Series, upon dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, will be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution will be made on account of any shares of any other series of preferred stock unless proportionate distributive amounts will be paid on account of the Series, ratably, in proportion to the full distributable amounts to which holders of all shares of preferred stock are entitled upon such dissolution, liquidation or winding up.

(f) Subject to the rights of the holders of shares of other preferred stock or after payment will have been made in full to the Holders of the Series as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Series with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Corporation will, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series will not be entitled to share therein.

8. Auction Agent. For so long as any shares of the Series are Outstanding, the Auction Agent, duly appointed by the Corporation to so act, will be in each case a commercial bank, trust company or other financial institution independent of the Corporation and its Affiliates (which, however, may engage or have engaged in business transactions with the Corporation or its Affiliates) and at no time will the Corporation or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of the Series are Outstanding, the Corporation will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Corporation may remove the auction agent provided that prior to such removal the Corporation will have entered into such an agreement with a successor auction agent.

9. 1940 Act Preferred Shares Asset Coverage. The Corporation will maintain, as of the last Business Day of each month in which any shares of the Series are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

10. Preferred Shares Basic Maintenance Amount. So long as any shares of the Series are Outstanding and any Rating Agency so requires, the Corporation will maintain, as of each Valuation Date, Moody’s Eligible Assets and S&P Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that Section 3(a)(ii) will be the sole remedy in the event the Corporation fails to do so.

11. Certain Other Restrictions. So long as any shares of the Series are Outstanding and S&P, Moody’s or any Other Rating Agency that is rating such shares so requires, the Corporation will not, unless it has received written confirmation from S&P (if S&P is then rating the Series), Moody’s (if Moody’s is then rating the Series) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Series, engage in any one or more of the following transactions:

(a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write put or call options on portfolio securities;

(b) except in connection with a refinancing of the Series, issue additional shares of any series of preferred stock, including the Series, or reissue any shares of preferred stock, including the Series previously purchased or redeemed by the Corporation;

(c) engage in any short sales of securities;

(d) lend portfolio securities;

(e) merge or consolidate into or with any other fund;

(f) change the Pricing Service referred to in the definition of Market Value; or

(g) enter into reverse repurchase agreements.

(h) For so long as the Series is rated by S&P and Moody’s, the Corporation will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P and Moody’s that engaging in such transactions will not impair the ratings then assigned to the Series by S&P and Moody’s.

(i) For purposes of valuation of Moody’s Eligible Assets: (A) if the Corporation writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the Series, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Corporation writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Corporation buys have no value. For so long as the Series is rated by Moody’s: (A) the Corporation will not engage in options transactions for leveraging or speculative purposes; (B) the Corporation will not write or sell any anticipatory contracts pursuant to which the Corporation hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Corporation will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Corporation would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; (D) the Corporation will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Corporation would continue to be in compliance with the provisions relating to the Preferred Shares Basic Maintenance Amount; (E) for purposes of the Preferred Shares Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Corporation will write only exchange-traded options on exchanges approved by Moody’s (if Moody’s is then rating the Series); (G) where delivery may be made to the Corporation with any of a class of securities, the Corporation will assume for purposes of the Preferred Shares Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Corporation will not engage in forward contracts; and (I) there will be a quarterly audit made of the Corporation’s options transactions by the Corporation’s independent auditors to confirm that the Corporation is in compliance with these standards.

(j) Notwithstanding the requirement set forth in this Section 11 to obtain written confirmation from S&P (if S&P is then rating the Series) prior to engaging in any one or more of the transactions set forth in Section 11(a)-(h), that any such action would not impair the rating then assigned by S&P to the Series, the Corporation may enter into certain S&P Hedging Transactions provided the following requirements are met:

(i) for each net long or short position in S&P Hedging Transactions, the Corporation will maintain in a segregated account with the Corporation’s custodian an amount of cash or readily marketable securities having a value, when added to any amounts on deposit with the Corporation’s futures commission merchants or brokers as margin or premium for such position, at least equal to the market value of the Corporation’s potential obligations on such position, marked-to-market on a daily basis, in each case as and to the extent required by the applicable rules or orders of the Commission or by interpretations of the Commission’s staff;

(ii) the Corporation will not engage in any S&P Hedging Transaction which would cause the Corporation at the time of such transaction to own or have sold the lesser of outstanding futures contracts based on any of the aforementioned indices exceeding in number 10% of the average number of daily traded futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

(iii) the Corporation will engage in closing transactions to close out any outstanding futures contract which the Corporation owns or has sold or any outstanding option thereon owned by the Corporation in the event (1) the Corporation does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount on two consecutive Valuation Dates and (2) the Corporation is required to pay variation margin on the second such Valuation Date;

(iv) the Corporation will engage in a closing transaction to close out any outstanding futures contract or option thereon at least one week prior to the delivery date under the terms of the futures contract or option thereon unless the corporation holds the securities deliverable under such terms;

(v) when the Corporation writes a futures contract or option thereon, either the amount of margin posted by the Corporation (in the case of a futures contract) or the marked-to-market value of the Corporation’s obligation (in the case of a put option written by the Corporation) shall be treated as a liability of the Corporation for purposes of calculating the Preferred Share Basic Maintenance Amount, or, in the event the Corporation writes a futures contract or option thereon which requires delivery of an underlying security and the Corporation does not wish to treat its obligations with respect thereto as a liability for purposes of calculating the Preferred Shares Basic Maintenance Amount, it shall hold such underlying security in its portfolio and shall not include such security to the extent of such contract or option as an S&P Eligible Asset;

(vi) when the Corporation engages in credit default swaps, the swaps will be transacted according to International Swap Dealers Association (“ISDA”) standards. If premiums are not paid in advance, they will be counted as a liability for the basic maintenance test. The Corporation may not sell credit protection;

(vii) when the Corporation engages in interest rate and currency swaps, the transactions meet ISDA standards; The counterparty to the swap transaction has a minimum short-term rating of “A-1” or the equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty’s minimum senior unsecured long-term debt rating is “A-”, or the equivalent by S&P, or higher; the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Series; the interest rate swap transaction will be marked-to-market weekly by the swap counterparty. If the Corporation fails to maintain an aggregate Discounted Value that is at least equal to the basic maintenance amount on two consecutive valuation dates, then the swap agreement will terminate immediately; for the purpose of calculating the asset coverage test, 90% of any positive mark-to-market valuation of the Corporation’s rights are eligible assets. One hundred percent of any negative mark-to-market valuation of the Corporation’s rights will be included in the calculation of the basic maintenance amount; and the Corporation maintains liquid assets with a value that is at least equal to the net amount of the excess, if any, of the Corporation’s obligations over its entitlement with respect to each swap. If the swap agreement is not on a net basis, the Corporation must maintain liquid and unencumbered assets with a value at least equal to the full amount of its accrued obligations under the agreement. For caps/floors, the Corporation must maintain liquid assets with a value that is at least equal to the Corporation’s obligations for such caps or floors;

(viii) when the Corporation engages in short sales, the Corporation holds liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. If the Corporation enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short, and the Corporation is required to hold such securities while the short sale is outstanding; and the transaction will be marked-to-market daily by the counterparty;

(ix) when the Corporation engages in margin purchases, the Corporation holds liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the margin purchase, equals the current net obligation of the Corporation; and the transaction is marked-to-market daily by the counterparty;

(x) when the Corporation engages in reverse repurchase agreements, the counterparty is rated at least “A-/A-1” and the agreement matures in 30 days or sooner; or the counterparty is rated “AA-/A-1+” and the transaction matures between 30 and 183 days; and the securities are marked-to-market daily by the counterparty; and

(xi) when the Corporation engages in security lending for periods of 30 days or less, the counterparty must be rated at least A-1 and the Corporation must follow all requirements of the 1940 Act.

(k) Standard & Poor’s Basic Maintenance Test Calculation: For purposes of determining whether the Corporation has eligible assets with a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin will be zero, and the aggregate settlement value of the transaction will be reduced by an amount equal to the overcollateralization level for that asset. The Corporation’s obligations to any counterparty under all hedging transactions will be counted as a liability in calculating the Preferred Shares Basic Maintenance Amount.

12. Compliance Procedures for Asset Maintenance Tests. For so long as any shares of the Series are Outstanding and any Rating Agency so requires:

(a) As of each Valuation Date, the Corporation will determine (i) the Market Value of each Eligible Asset owned by the Corporation on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Corporation, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

(b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Corporation may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing shares of the Series outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

(c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Asset Coverage Tests will be determined with reference to those shares of the Series which are deemed to be Outstanding hereunder.

(d) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a “Preferred Shares Basic Maintenance Certificate”) as of (A) on or before the 7th business day after the Date of Original Issue, (B) the last Valuation Date of each month (such monthly report to include the net asset value and trade price as of that date), (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Corporation’s cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares are redeemed and (F) any day the S&P Eligible Assets have an aggregate Discounted Value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate will be delivered in the case of clause (i)(A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

(e) The Corporation will deliver to each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a “1940 Act Preferred Shares Asset Coverage Certificate”) (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate will be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date.

The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

(f) Within fifteen Business Days of the Date of Original Issue and any redemption of the Series, the Corporation will deliver to each Rating Agency a letter prepared by the Corporation’s independent auditors (an “Auditor’s Certificate”) regarding the accuracy of the calculations made by the Corporation in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Corporation on the Date of Original Issue. Within fifteen Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Corporation, the Corporation will deliver to the Auction Agent and each Rating Agency an Auditor’s Certificate regarding the accuracy of the calculations made by the Corporation in a Preferred Shares Basic Maintenance Certificate with respect to a date randomly selected by the Corporation’s independent auditors during such fiscal year. In addition, the Corporation will deliver to the persons specified in the preceding sentence an Auditor’s Certificate regarding the accuracy of the calculations made by the Corporation on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor’s Certificate shows that an error was made in any such report, the calculation or determination made by the Corporation’s independent auditors will be conclusive and binding on the Corporation.

(g) The Auditor’s Certificates referred to in paragraph (f) above will confirm, based upon the independent auditor’s review of portfolio data provided by the Corporation, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Corporation had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

(h) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of these Articles Supplementary. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor’s Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Corporation will be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

(i) The Corporation will provide S&P and Moody’s with no less than 30 days’ notification of: (i) any material changes to the Corporation’s organizational documents and material contracts, (ii) any redemptions, or (iii) any failed Auctions.

(j) The Corporation will provide to S&P and Moody’s an audited financial statement for its fiscal year.

13. Notice. All notices or communications hereunder, unless otherwise specified in these Articles Supplementary, will be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 will be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in these Articles Supplementary or by the MGCL for notices of stockholders’ meetings.

14. Waiver. To the extent permitted by Maryland Law, Holders of at least two-thirds of the Outstanding shares of the Series, may waive any provision hereof intended for their benefit in accordance with such procedures as may from time to time be established by the Board of Directors.

15. Termination. In the event that no shares of the Series are Outstanding, all rights and preferences of such shares established and designated hereunder will cease and terminate, and all obligations of the Corporation under these Articles Supplementary will terminate.

16. Amendment. Subject to the provisions of these Articles Supplementary, the Board of Directors may, by resolution duly adopted without stockholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), amend these Articles Supplementary to reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of Section 6(k) of Part I of these Articles Supplementary without stockholder approval. To the extent permitted by applicable law, the Board of Directors may interpret, amend or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambiguity or to remedy any patent defect.

17. Definitions. As used in Part I and Part II of these Articles Supplementary, the following terms will have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Affiliate” means any person known to the Auction Agent to be controlled by, in control of or under common control with the Corporation; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Corporation will be deemed to be an Affiliate nor will any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a director of the Corporation be deemed to be an Affiliate solely because such director or executive officer is also a director of the Corporation.

“Agent Member” means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

“Preferred Shares” has the meaning set forth in paragraph FIRST in the preamble of these Articles Supplementary.

“Applicable Percentage” means the percentage determined based on the credit rating assigned to the Series on such date by Moody’s (if Moody’s is then rating the Series) and S&P (if S&P is then rating the Series) as follows:

Credit Ratings

		Applicable Percentage
Moody’s	S&P
Aaa	AAA	125%
Aa3 to Aa1	AA– to AA+	150%
A3 to A1	A– to A+	200%
Baa3 to Baa1	BBB– to BBB+	250%
Ba1 and lower	BB+ and lower	300%

In the case of a special rate period, the Applicable Percentage is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Percentage will be determined based on the lower of the credit rating or ratings assigned to the Series by Moody’s and S&P. If Moody’s or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

The Applicable Percentage as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount. The Corporation will take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for the Series. If neither Moody’s nor S&P will make such a rating available, the Corporation will select another Rating Agency to act as a substitute Rating Agency.

“Applicable Rate” means, with respect to the Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, 90% of the Reference Rate.

“Applicable Spread” means the spread determined based on the credit rating assigned to the Series on such date by Moody’s (if Moody’s is then rating the Series) and S&P (if S&P is then rating the Series) as follows:

Credit Ratings

Applicable Spread
Moody’s	S&P
Aaa	AAA	125 bps
Aa3 to Aa1	AA– to AA+	150 bps
A3 to A1	A– to A+	200 bps
Baa3 to Baa1	BBB– to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps

In the case of a special rate period, the Applicable Spread is determined on the day that a notice of a special rate period is delivered if the notice specifies a Maximum Rate for a special rate period. The Applicable Spread will be determined based on the lower of the credit rating or ratings assigned to the Series by Moody’s and S&P. If Moody’s or S&P or both shall not make such ratings available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency.

The Applicable Spread as so determined will be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Corporation would be in compliance with the Preferred Shares Basic Maintenance Amount. The Corporation will take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for the Series. If neither Moody’s nor S&P will make such a rating available, the Corporation will select another Rating Agency to act as a substitute Rating Agency.

“Asset Coverage Cure Date” has the meaning set forth in Section 3(a)(ii) of these Articles Supplementary.

“Auction” means each periodic operation of the Auction Procedures.

“Auction Agent” means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to follow the Auction Procedures for the purpose of determining the Applicable Rate.

“Auction Date” means the first Business Day next preceding the first day of a Dividend Period for the Series.

“Auction Procedures” means the procedures for conducting Auctions as set forth in Part II of these Articles Supplementary.

“Auditor’s Certificate” has the meaning set forth in Section 12(f) of Part I of these Articles Supplementary.

“Beneficial Owner” means a customer of a Broker- Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.

“Bid” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Bidder” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary, provided however that neither the Corporation nor any Affiliate will be permitted to be Bidder in an Auction.

“Board of Directors” or “Board” means the Board of Directors of the Corporation or any duly authorized committee thereof as permitted by applicable law.

“Broker-Dealer” means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Corporation and has entered into a Broker-Dealer Agreement that remains effective.

“Broker-Dealer Agreement” means an agreement between the Auction Agent and a Broker- Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

“Business Day” means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

“Charter” has the meaning set forth in the preamble to these Articles Supplementary.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” means the Securities and Exchange Commission.

“Common Shares” means the shares of the Corporation’s Common Stock, par value $.001 per share.

“Corporation” has the meaning set forth in the preamble to these Articles Supplementary.

“Date of Original Issue” means the date on which the Series is originally issued by the Corporation.

“Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Default Period” has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of these Articles Supplementary.

“Default Rate” has the meaning set forth in Sections 2(c)(iii) of Part I of these Articles Supplementary.

“Deposit Securities” means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered “Deposit Securities” only if they also are rated at least P-1 by Moody’s.

“Discount Factor” means the S&P Discount Factor (if S&P is then rating the Series), the Moody’s Discount Factor (if Moody’s is then rating the Series) or the discount factor established by any Other Rating Agency which is then rating the Series and which so requires, whichever is applicable.

“Discounted Value”

(a) for Moody’s means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

(b) for S&P means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

“Dividend Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Dividend Payment Date” means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

“Dividend Period” means the initial period determined in the manner set forth under “Designation” above, and thereafter, the period commencing on the Business Day following each Dividend Period and ending on the calendar day immediately preceding the next Dividend Payment Date.

“Eligible Assets” means Moody’s Eligible Assets (if Moody’s is then rating the Series), S&P Eligible Assets (if S&P is then rating the Series), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Series, whichever is applicable.

“Existing Holder” has the meaning set forth in Section 1 of Part II of these Articles Supplementary.

“Hold Order” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Holder” means, with respect to the Series, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Corporation.

“Investment Manager” means Cohen & Steers Capital Management, Inc.

“LIBOR Dealers” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Corporation may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

“LIBOR Rate,” on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer will determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate will equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate will be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Corporation’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Corporation’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Corporation to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate will be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days will be (i) 7 or more but fewer than 21 days, such rate will be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate will be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate will be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate will be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate will be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate will be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate will be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate will be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate will be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate will be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate will be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate will be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate will be the twelve-month LIBOR rate.

“Liquidation Preference” means $25,000 per share of the Series.

“London Business Day” means any day on which commercial banks are generally open for business in London.

“Mandatory Redemption Date” has meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

“Mandatory Redemption Price” has the meaning set forth in Section 3(a)(iii) of Part I of these Articles Supplementary.

“Market Value” means the fair market value of an asset of the Corporation as computed as follows: Securities listed on the New York Stock Exchange at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the Business Day as of which such value is being determined provided that, if there has been no sale on such day, the securities are valued at the closing bid prices on such day and provided further that, if no bid prices are quoted on such day, then the security is valued by such method as the Board of Directors will determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the current bid prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the directors deem appropriate to reflect their fair market value. The fair market value of certain fixed-income securities is computed based upon (i) the basis of prices provided by a Pricing Service or (ii) the lower of the value set forth in bids from two independent dealers in securities, one of which bids will be in writing, in each case with interest accrued added to such computation for those assets of the Corporation where such computation does not include interest accrued. The independent dealers from whom bids are sought will be either (a) market makers in the securities being valued or (b) members of the National Association of Securities Dealers, Inc. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

“Maximum Rate,” for shares of the Series on any Auction Date for such shares, will mean for any rate period, the greater of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

“Moody’s” means Moody’s Investors Service, Inc. or its successors at law.

“Moody’s Discount Factor” means, for purposes of determining the Discounted Value of any Moody’s Eligible Asset, the percentage determined as follows. The Moody’s Discount Factor for any Moody’s Eligible Asset other than the securities set forth below will be the percentage provided in writing by Moody’s.

(a) Preferred Stock and Common Stock:

Discount Factor (1)(2)(3)
Common stock and common stock of foreign issuers for which ADRs are traded:
Utility	170%
Industrial	264%
Financial	241%
Common stock of foreign issuers (in existence for at least five years) for which no ADRs are traded	400%
Preferred stock of REITs: with Senior Implied Moody’s (or S&P or Fitch) rating	154%
without Senior Implied Moody’s (or S&P or Fitch) rating	208%
Preferred stock of Other Real Estate Companies: with Senior Implied Moody’s (or S&P or Fitch) rating	208%
without Senior Implied Moody’s (or S&P or Fitch) rating	250%

Preferred Securities of non-real estate companies: (4)(5):
(A) for taxable preferred securities issued by a utility, industrial, financial issuer or other non-real estate related issuers with Moody’s or equivalent S&P or Fitch ratings:

Aaa 150%
Aa 155%
A160%
Baa 165%
Ba 196%
B216%
<B, NR 250%
(B) for DRD eligible preferred securities issued by a utility, industrial, financial issuer, or other non-real estate related issuers
(i) investment grade	165%
(ii) non-investment grade	216%
(C) for auction rate preferred securities	350%

(1)	A Discount Factor of 250% will be applied to those assets in a single Moody’s Industry Classification and/or Moody’s Real Estate Industry/Property Sector Classification which exceed 30% of Moody’s Eligible Assets but are not greater than 35% of Moody’s Eligible Assets (except for Utilities sub-indices for which no more than 50% may constitute a single classification).

(2)	A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3)	A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of a real estate issuer is below $500 million.

(4)	Applies to preferred securities which have a minimum issue size of $50 million.

(5)	Non-real estate eligible preferred securities will be issued by investment grade companies having a senior unsecured debt rating that is Baa3 or higher by Moody’s or BBB– by S&P or Fitch and pay dividends in U.S. Dollars or Euros. The market value of eligible non-cumulative preferred issues are subject to standard preferred stock discount factors multiplied by a factor of 1.10.

(b) Debt securities: (1)(2)(3):

The percentage determined by reference to the rating on such asset with reference to the remaining term to maturity of such asset, in accordance with the table set forth below.

Terms of Maturity of Debt Security (1)	Aaa	Aa	A	Baa	Ba	B	Unrated (2,3)
1 year or less	109%	112%	115%	118%	137%	150%	250%
2 years or less (but longer than 1 year)	115%	118%	122%	125%	146%	160%	250%
3 years or less (but longer than 2 years)	120%	123%	127%	131%	153%	168%	250%
4 years or less (but longer than 3 years)	126%	129%	133%	138%	161%	176%	250%
5 years or less (but longer than 4 years)	132%	135%	139%	144%	168%	185%	250%
7 years or less (but longer than 5 years)	139%	143%	147%	152%	179%	197%	250%
10 years or less (but longer than 7 years)	145%	150%	155%	160%	189%	208%	250%
15 years or less (but longer than 10 years)	150%	155%	160%	165%	196%	216%	250%
20 years or less (but longer than 15 years)	150%	155%	160%	165%	196%	228%	250%
30 years or less (but longer than 20 years)	150%	155%	160%	165%	196%	229%	250%
Greater than 30 years	165%	173%	181%	189%	205%	240%	250%

(1)	The Moody’s Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty will determine the appropriate rating category.

(2)	Corporate debt securities if (A) securities that do not pay interest in U.S. dollars, the Corporation will contact Moody’s to obtain the applicable currency conversion rates; (B) for debt securities rated B and below taken together with “Unrated” securities, no more than 10% of the original amount of such issue may constitute Moody’s Eligible Assets; (C) such securities have been registered under the 1933 Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the 1933 Act as determined by the Corporation’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody’s Eligible Assets if they are publicly traded; and (D) such securities are not subject to extended settlement.

(3)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation’s assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody’s, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P or Fitch, the Corporation will use the percentage set forth under “Below B and Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent.

(a) U.S. Treasury Securities and U.S. Treasury Strips (as defined by Moody’s):

Remaining Term to Maturity	U.S. Treasury Securities Discount Factor	U.S. Treasury Strips
1 year or less	107%	107%
2 years or less (but longer than 1 year)	113%	115%
3 years or less (but longer than 2 years)	118%	121%
4 years or less (but longer than 3 years)	123%	128%
5 years or less (but longer than 4 years)	128%	135%
7 years or less (but longer than 5 years)	135%	147%
10 years or less (but longer than 7 years)	141%	163%
15 years or less (but longer than 10 years)	146%	191%
20 years or less (but longer than 15 years)	154%	218%
30 years or less (but longer than 20 years)	154%	244%

(b) Short-Term Instruments and Cash.

The Moody’s Discount Factor applied to Moody’s Eligible Assets that are short term money instruments (as defined by Moody’s) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date, (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody’s, so long as such portfolio securities are rated at least A-1 by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody’s Discount Factor of 100% will be applied to cash.

(c) Rule 144A Debt or Preferred Securities:

The Moody’s Discount Factor applied to Rule 144A debt or preferred securities will be

(i) 130% of the Moody’s Discount Factor, which would apply if the securities have registration rights under the 1933 Act after 365 days, and

(ii) 120% of the Moody’s Discount Factor if the securities have registration rights within 365 days of calculation of the Basic Maintenance Amount.

(d) Convertible Securities:

Moody’s Rating Category(1)

Industry Category	Aaa	Aa	A	Baa	Ba	B	NR
Utility	162%	167%	172%	188%	195%	199%	300%
Industrial	256%	261%	266%	282%	290%	293%	300%
Financial	233%	238%	243%	259%	265%	270%	300%
Transportation	250%	265%	275%	285%	290%	295%	300%

(1)	Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Corporation’s assets can be derived from other sources as well as combined with a number of sources as presented by the Corporation to Moody’s, securities rated below B by Moody’s and unrated securities, which are securities rated by neither Moody’s, S&P nor Fitch, are limited to 10% of Moody’s Eligible Assets. If a corporate debt security is unrated by Moody’s, S&P or Fitch, the Corporation will use the percentage set forth under “Below B and Unrated” in this table. Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent.

“Moody’s Eligible Assets” means the following:

(i) Common stocks (a):

(A) which are traded on a nationally recognized stock exchange or in the over-the-counter market,

(B) if cash dividend paying, pay cash dividends in U.S. dollars and

(C) which may be sold without restriction by the Corporation; provided, however, that (1) common stock which, while a Moody’s Eligible Asset owned by the Corporation, ceases paying any regular cash dividend will no longer be considered a Moody’s Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody’s and (2) the aggregate Market Value of the Corporation’s holdings of the common stock of any issuer in excess of 4% in the case of utility common stock and 6% in the case of non-utility common stock of the aggregate Market Value of the Corporation’s holdings shall not be Moody’s Eligible Assets,

(b) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are ADRs or their equivalents which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia or

(c) which are securities of issuers formed under the laws of jurisdictions other than the United States (and in existence for at least five years) for which no ADRs are traded; provided, however, that the aggregate Market Value of the Corporation ‘s holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (A) 6% of the aggregate Market Value of the outstanding shares of common stock of such issuer thereof or (B) in excess of 10% of the Market Value of the Corporation ‘s Moody’s Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody’s Eligible Asset;

(ii) Corporate debt securities if:

(A) such securities provide for the periodic payment of interest in cash in U.S. dollars or euros, except that such securities that do not pay interest in U.S. dollars or euros shall be considered Moody’s Eligible Assets if they are rated by Moody’s, S&P or Fitch;

(B) such securities have been registered under the 1933 Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the 1933 Act as determined by the Corporation’s investment manager or portfolio manager acting pursuant to procedures approved by the Board of Directors, except that such securities that are not subject to U.S. federal securities laws shall be considered Moody’s Eligible Assets if they are publicly traded; and

(C) such securities are not subject to extended settlement.

(iii) Preferred stocks if:

(A) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive, equity capital at any time over the respective lives of such securities,

(B) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange or other Moody’s approved exchanges,

(C) the issuer of such a preferred stock has a senior debt rating from Moody’s of Baa3 or higher

(D) such preferred stock has paid consistent cash dividends in U.S. dollars or euros over the last three years or has a minimum rating of A1 (if the issuer of such preferred stock has other preferred issues outstanding that have been paying dividends consistently for the last three years, then a preferred stock without such a dividend history would also be eligible). In addition, the preferred stocks must have the following diversification requirements: (1) the preferred stock issue must be greater than $50 million and (2) the minimum holding by the Corporation of each issue of preferred stock is $500,000. In addition, preferred stocks issued by transportation companies will not be considered Moody’s Eligible Assets;

(iv) Convertible securities (including convertible preferred stock), provided that:

(A) the issuer of common stock must have a Moody’s senior unsecured debt of Caa or better, or a rating of CCC or better by S&P or Fitch Ratings,

(B) the common stocks must be traded on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ,

(C) dividends must be paid in U.S. dollars,

(D) the portfolio of convertible bonds must be diversified as set forth in the table set forth below,

(E) the Corporation shall not hold shares exceeding the average weekly trading volume during the preceding month and

(F) synthetic convertibles are excluded from asset eligibility;

(v) Preferred stock or any debt security of REITs or real estate companies;

(vi) Unrated debt securities issued by an issuer which:

(A) has not filed for bankruptcy within the past three years;

(B) is current on all principal and interest on its fixed income obligations;

(C) is current on all preferred stock dividends;

(D) possesses a current, unqualified auditor’s report without qualified, explanatory language; and

(E) in the aggregate taken together with securities rated B by Moody’s, or comparable by S&P or Fitch, and below do not exceed 10% of the discounted Moody’s Eligible Assets;

(vii) Interest rate swaps entered into according to ISDA standards if

(A) the counterparty to the swap transaction has a short-term rating of not less than P-1 by Moody’s or A-1 by S&P or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is A3 or higher by Moody’s or A– or higher by S&P or Fitch;

(B) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series outstanding;

(C) the interest rate swap transaction will be marked-to-market daily;

(D) an interest rate swap that is in-the-money is discounted at the counterparty’s corporate debt rating for the maturity of the swap for purposes of calculating Moody’s Eligible Assets; and

(E) an interest rate swap that is out-of-the money includes that negative mark-to market amount as indebtedness for purposes of calculating the Preferred Shares Basic Maintenance Amount;

(viii) U.S. Treasury Securities and Treasury Strips (as defined by Moody’s);

(ix) Short-Term Money Market Instruments so long as

(A) such securities are rated at least P-1,

(B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or

(C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody’s) need not meet any otherwise applicable Moody’s rating criteria;

(x) Cash including, for this purpose, interest and dividends due on assets rated

(A) Baa3 or higher by Moody’s if the payment date is within five Business Days of the Valuation Date,

(B) A2 or higher if the payment date is within thirty days of the Valuation Date, and

(C) A1 or higher if the payment date is within 90 days of the relevant valuation date and receivables for Moody’s Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (1) settled through clearing house firms with respect to which the Corporation has received prior written authorization from Moody’s or (2) with counterparties having a Moody’s long-term debt rating of at least Baa3 or (3) with counterparties having a Moody’s Short-Term Money Market Instrument rating of at least P-1.

The Corporation’s investment in preferred stock, common stock, corporate evidences of indebtedness and convertible corporate evidences of indebtedness shall not be treated as Moody’s Eligible Assets except to the extent they satisfy the following diversification requirements (utilizing Moody’s Industry and Sub-industry Categories) with respect to the Market Value of the Corporation’s holdings:

Issuer:

Moody’s Rating(1)(2)	Non-Utility Maximum Single Issuer(3)(4)	Utility Maximum Single Issuer(3)(4)
Aaa	100%	100%
Aa	20%	20%
A	10%	10%
CS/CB, “Baa”, Baa(5)	6%	4%
Ba	4%	4%
B1/B2	3%	3%
B3 or below	2%	2%

Industry and State:

Moody’s Rating(1)	Non-Utility Maximum Single Industry(3)	Utility Maximum Single Sub-Industry(3)(6)		Utility Maximum Single State(3)
Aaa	100%	100%		100%
Aa	60%	60%		20%
A	40%	50%		10	%(8)
CS/CB, “Baa”, Baa(5)	20%	50	%(7)	7	%(8)
Ba	12%	12%		0%
B1/B2	8%	8%		0%
B3 or below	5%	5%		0%

(1)	Ratings assigned by S&P or Fitch are generally accepted by Moody’s at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody’s rating equivalent

(2)	Corporate evidences of indebtedness from issues ranging $50,000,000 to $100,000,000 are limited to 20% of Moody’s Eligible Assets.

(3)	The referenced percentages represent maximum cumulative totals only for the related Moody’s rating category and each lower Moody’s rating category.

(4)	Issuers subject to common ownership of 25% or more are considered as one name.

(5)	CS/CB refers to common stock and convertible corporate evidences of indebtedness, which are diversified independently from the rating level.

(6)	In the case of utility common stock, utility preferred stock, utility evidences of indebtedness and utility convertible evidences of indebtedness, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of the Moody’s Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7)	For common stock assets, utility sub-industry assets above 50% and below 75% will be discounted at 260%.

(8)	Such percentage shall be 15% in the case of utilities regulated by California, New York and Texas.

“Moody’s Industry Classifications” means, for the purposes of determining Moody’s Eligible Assets, each of the following Industry Classifications:

1.	Aerospace & Defense
2.	Automobile
3.	Banking
4.	Beverage, Food & Tobacco
5.	Buildings & Real Estate
6.	Chemicals, Plastics & Rubber
7.	Containers, Packaging & Glass
8.	Personal & Nondurable Consumer Projects (Manufacturing Only)
9.	Diversified/Conglomerate Manufacturing
10.	Diversified/Conglomerate Service
11.	Diversified Natural Resources, Precious Metals & Minerals
12.	Ecological
13.	Electronics
14.	Finance
15.	Farming & Agriculture
16.	Grocery
17.	Healthcare, Education & Childcare
18.	Home & Office Furnishings, Housewares & Durable Consumer Products
19.	Hotels, Motels, Inns and Gaming
20.	Insurance
21.	Leisure, Amusement, Entertainment
22.	Machinery (Nonagriculture, Nonconstruction, Nonelectronic)
23.	Mining, Steel, Iron & Nonprecious Metals
24.	Oil & Gas
25.	Personal, Food & Misc. Services
26.	Printing & Publishing
27.	Cargo Transport
28.	Retail Stores
29.	Telecommunications
30.	Textiles & Leather
31.	Personal Transportation
32.	Utilities
33.	Broadcasting & Entertainment

“Moody’s Real Estate Industry/Property Sector Classification” means, for the purposes of determining Moody’s Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, “NAREIT”):

(i)	Office
(ii)	Industrial
(iii)	Mixed
(iv)	Shopping Centers
(v)	Regional Malls
(vi)	Free Standing
(vii)	Apartment
(viii)	Manufactured Homes

(ix)	Diversified
(x)	Lodging/Resorts
(xi)	Health Care
(xii)	Home Financing
(xiii)	Commercial Financing
(xiv)	Self Storage
(xv)	Specialty

The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/or Moody’s, as necessary.

“1933 Act” means the Securities Act of 1933, as amended.

“1940 Act” means the Investment Company Act of 1940, as amended.

“1940 Act Preferred Shares Asset Coverage” means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Corporation which are stock, including all Outstanding shares of the Series (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

“1940 Act Preferred Shares Asset Coverage Certificate” means the certificate required to be delivered by the Corporation pursuant to Section 12(f) of these Articles Supplementary.

“Notice of Redemption” means any notice with respect to the redemption of the Series pursuant to Section 3 of Part I of these Articles Supplementary.

“Order” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Other Rating Agency” means any rating agency other than S&P or Moody’s then providing a rating for the Series pursuant to the request of the Corporation.

“Other Rating Agency Eligible Assets” means assets of the Corporation designated by any Other Rating Agency as eligible for inclusion in calculating the Discounted Value of the Corporation’s assets in connection with such Other Rating Agency’s rating of the Series.

“Other Real Estate Companies” companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITs.

“Outstanding” means, as of any date, shares of the Series theretofore issued by the Corporation except, without duplication, (i) any shares of the Series theretofore canceled, redeemed or repurchased by the Corporation, or delivered to the Auction Agent for cancellation or with respect to which the Corporation has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any shares of the Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Corporation. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any shares of the Series as to which the Corporation or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any shares of the Series as to which the Corporation or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance Amount, shares of the Series held by the Corporation will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

“Paying Agent” means The Bank of New York unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as paying agent, which paying agent may be the same as the Auction Agent.

“Person” or “person” means and includes an individual, a partnership, a corporation, a trust, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Potential Holder” has the meaning set forth in Section 1 of Part II of these Articles Supplementary.

“Preferred Shares Basic Maintenance Amount” means as of any Valuation Date the dollar amount equal to the sum of:

(i) (A) the product of the number of shares of the Series outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the shares of the Series (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Date for the shares of the Series outstanding that follows such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment date for such other shares that follows such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of the Series outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (plus the aggregate amount of dividends that would accumulate on other outstanding preferred shares from the first respective dividend payment date for such shares after the Valuation Date through the 56th day after such Valuation Date, at the respective maximum rates for such other outstanding preferred shares); (D) the amount of anticipated expenses of the Corporation for the 90 days subsequent to such Valuation Date; (E) the amount of any indebtedness or obligations of the Corporation senior in right of payment to the Series; and (F) any current liabilities as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(F) less

(ii) the value (i.e., for purposes of current Moody’s guidelines, the face value of cash and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i) (A) through (i)(F) become payable, otherwise the Moody’s Discounted Value) (i.e., for the purposes of the current S&P guidelines, the face value of cash, and short term securities that are the direct obligations of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) becomes payable, otherwise the S&P Discounted Value) of any of the Corporation’s assets irrevocably deposited by the Corporation for the payment of any of (i)(A) through (i)(F).

“Preferred Shares Basic Maintenance Amount Test” means a test which is met if the lower of the aggregate Discounted Values of the Moody’s Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount. The Corporation will notify Moody’s if coverage declines below 1.30X the Preferred Shares Basic Maintenance Amount.

“Preferred Shares Basic Maintenance Certificate” has the meaning set forth in Section 12(d) of Part I of these Articles Supplementary.

“Pricing Service” means any of the following:

Bloomberg

Bridge Global Pricing

Chanin Capital Partners

Data Resources Inc.

FT Interactive Data

J.J. Kenny Drake

JP Morgan Pricing Services

Loan Pricing Corporation

Meenan, Mcdevitt & Co., Inc

Reuters

Securities Evaluation Services

Standard & Poor’s Evaluation Services

Thomson Financial Securities Management

Telerate

Telekurs

Trepp Pricing Service

Van Kampen Merritt Investment Advisory Corp Pricing Service

CIBC World Markets

“Rating Agency” means Moody’s and S&P as long as such rating agency is then rating the Series.

“Redemption Date” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Redemption Default” has the meaning set forth in Section 2(c)(ii) of Part I of these Articles Supplementary.

“Redemption Price” has the meaning set forth in Section 3(a)(i) of Part I of these Articles Supplementary.

“Reference Banks” means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Corporation may from time to time appoint.

“Reference Rate” means, with respect to the determination of the Default Rate or the Maximum Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

“Registrar” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as transfer agent.

“REIT” or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or its successors at law.

“S&P Discount Factor” means, with respect to an S&P Eligible Asset specified below, the following applicable number, provided that the S&P Exposure Period is 25 Business Days or less:

(a) Types of S&P Eligible Assets

Type of S&P Eligible Asset	Discount Factor for AAA Rating
Common Stock	168%
DRD Eligible Preferred Stock with a senior or preferred stock rating of at least BBB–	180%
REIT and Non-DRD eligible Preferred Stock with a senior or preferred stock rating of at least BBB–	155%
DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB–	185%
REIT and non-DRD Eligible Preferred Stock with a senior or preferred stock rating below BBB–	160%
Un-rated DRD Eligible Preferred Stock	190%
Un-rated Non-DRD Eligible and un-rated REIT Preferred Stock	165%
Convertible bonds rated AAA to AAA–	148%
Convertible bonds rated AA+ to AA–	155%
Convertible bonds rated A+ to A–	162%
Convertible bonds rated BBB+ to BBB–	168%
Convertible bonds rated BB+ to BB–	175%
Convertible bonds rated B+ to B-	182%
Convertible bonds rated CCC+ to CCC-	189%
U.S. Short-Term Money Market Investments with maturities of 180 days or less	104%
U.S. Short-Term Money Market Investments with maturities of between 181 and 360 days	113%
U.S. Government Obligations (52 week Treasury Bills)	102%
U.S. Government Obligations (Two-Year Treasury Notes)	104%
U.S. Government Obligations (Five-Year Treasury Notes)	110%
U.S. Government Obligations (Ten-Year Treasury Notes)	117%
U.S. Government Obligations (Thirty-Year Treasury Bonds)	130%
Agency Mortgage Collateral (Fixed 15-Year)	129%
Agency Mortgage Collateral (Fixed 30-Year)	132%
Agency Mortgage Collateral (ARM 1/1)	122%
Agency Mortgage Collateral (ARM 3/1)	123%
Agency Mortgage Collateral (ARM 5/1)	123%
Agency Mortgage Collateral (ARM 10/1)	123%
Mortgage Pass-Through Fixed (15 Year)	131%
Mortgage Pass-Through Fixed (30 Year)	134%
Debt securities of REIT’s and other real estate companies according to the following corporate bond schedule
Corporate Bonds rated at least AAA	110%
Corporate Bonds rated at least AA+	111%
Corporate Bonds rated at least AA	113%
Corporate Bonds rated at least AA–	115%
Corporate Bonds rated at least A+	116%
Corporate Bonds rated at least A	117%

Corporate Bonds rated at least A–	118%
Corporate Bonds rated at least BBB+	120%
Corporate Bonds rated at least BBB	122%
Corporate Bonds rated at least BBB–	124%
Corporate Bonds rated at least BB+	129%
Corporate Bonds rated at least BB	135%
Corporate Bonds rated at least BB–	142%
Corporate Bonds rated at least B+	156%
Corporate Bonds rated at least B	169%
Corporate Bonds rated at least B–	184%
Corporate Bonds rated at least CCC+	202%
Corporate Bonds rated at least CCC	252%
Corporate Bonds rated CCC– or lower	350%
Master Limited Partnerships	625%
Cash and Cash Equivalents	100%

(b) Interest rate swaps entered into according to ISDA standards if

(i) the counterparty to the swap transaction has a short-term rating of A-1 or equivalent by S&P or, if the counterparty does not have a short-term rating, the counterparty’s senior unsecured long-term debt rating is A-, or equivalent by S&P, or higher.

(ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Series.

(iii) The interest rate swap transaction will be marked-to-market weekly by the swap counterparty.

(iv) If the Corporation fails to maintain an aggregate Discounted Value at least equal to the basic maintenance amount on two consecutive valuation dates then the agreement will terminate immediately.

(v) For the purpose of calculating the asset coverage test 90% of any positive mark-to-market valuation of the Corporation’s rights will be eligible assets. 100% of any negative mark-to-market valuation of the Corporation’s rights will be included in the calculation of the Preferred Shares Basic Maintenance Amount.

(vi) The Corporation must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Corporation’s obligations over its entitlement with respect to each swap. For caps/floors, must maintain liquid assets with a value at least equal to the Corporation’s obligations with respect to such caps or floors. If the swap agreement is not on a net basis, the Corporation must maintain liquid and unencumbered assets with a value at least equal to the full amount of its accrued obligations under the agreement.

(c) Cash and Cash Equivalents

(i) Cash and Cash Equivalents and demand deposits in an “A-1+” rated institution are valued at 100%. “A-1+” rated commercial paper, with maturities no greater than 30 days and held instead of cash until maturity, is valued at 100%. Securities with next-day maturities invested in “A-1+” rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

(ii) The S&P Discount Factor for shares of unrated Money Market Funds affiliated with the Corporation used as “sweep” vehicles will be 110%. Money Market Funds rated “AAAm” will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

“S&P Eligible Assets” means the following:

(A) Deposit Securities;

(B) U.S. Government Obligations of U.S. Government Agencies;

(C) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) (“Other Debt”) and that satisfy all of the following conditions:

(1) no more than 15% of total assets may be below a S&P rating of CCC–, or comparable Moody’s or Fitch rating, and no more than 5% of total assets may be unrated;

(2) the remaining term to maturity of such Other Debt will not exceed fifty (50) years;

(3) such Other Debt must provide for periodic interest payments in cash over the life of the security;

(4) no more than 10% of the issuers of such evidences of indebtedness do not file periodic financial statements with the Commission;

(5) which, in the aggregate, have an average duration of not more than 12 years.

(D) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

(1) such evidence of indebtedness is rated at least CCC by S&P; and

(2) if such evidence of indebtedness is rated BBB or lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

(E) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences, residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) (“Agency Mortgage Collateral”). Agency Mortgage Collateral the following conditions apply:

(1) For GNMA certificates backed by pools of graduated payment mortgages, levels are 20 points above established levels;

(2) Qualifying “large pool” FNMA mortgage-backed securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage (“ARMs”) programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

(3) FNMA certificates backed by multifamily ARMs pegged to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

(4) Multiclass REMICs issued by FNMA and FHLMC are acceptable as eligible collateral at the collateral levels established for CMOs.

(F) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA– ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

(G) Preferred Stocks. Preferred stocks that satisfy all of the following conditions:

(1) The preferred stock issue has a senior rating from S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have a S&P senior rating of at least “BBB–”, or the preferred issue must be rated at least “BBB–”.

(2) The issuer – or if the issuer is a special purpose corporation, its parent – is listed on either the New York Stock Exchange, the American Stock Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

(3) The collateral pays cash dividends denominated in U.S. dollars.

(4) Private placement 144A with registration rights are eligible assets.

(5) The minimum market capitalization of eligible issuers is US$100 million.

Restrictions for floating-rate preferred stock:

(1) Holdings must be limited to stock with a dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

(2) The floating-rate preferred stock may not have been subject to a failed auction.

Restrictions for adjustable — or auction-rate preferred stock:

(1) The total fair market value of adjustable-rate preferred stock held in the portfolio may not exceed 10% of eligible assets.

Concentration Limits:

(1) Total issuer exposure in preferred stock of any one issuer is limited to 10% of the fair market value of eligible assets.

(2) Preferred stock rated below B– (including non-rated preferred stock) and preferred stock with a market cap of less than US$100 million are limited to no more than 15% of the fair market value of the eligible assets.

(3) Add 5 points to over-collateralization level for issuers with a senior rating or preferred stock rating of less than BBB–.

(4) Add 10 points to over-collateralization level of issuers with no senior rating, preferred stock rating or dividend history.

(H) Common Stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies. Common stocks of REITs, Other Real Estate Companies, and non-Real Estate Companies that satisfy all of the following conditions:

(1) such common stock (including the common stock of any predecessor or constituent issuer) has been traded on a recognized national securities exchange or quoted on the National Market System (or any equivalent or successor thereto) of NASDAQ, but excluding “144a” or “pink sheet” stock not carried in daily newspaper over-the-counter listings;

(2) the market capitalization of such issuer of common stock exceeds $100 million;

(3) the issuer of such common stock is not an entity that is treated as a partnership for federal income taxes;

(4) if such issuer is organized under the laws of any jurisdiction other than the United States, any state thereof, any possession or territory thereof or the District of Columbia, the common stock of such issuer held by the Corporation is traded on a recognized national securities exchange or quoted on the National Market System of NASDAQ either directly or in the form of depository receipts.

Escrow Bonds may comprise 100% of the Corporation’s S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. Government Obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. Agency paper must meet the minimum issuance size requirement for the Fund described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of the Corporation’s S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category unless it can be demonstrated that a legal defeasance has occurred.

With respect to the above, the Corporation portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Industry Classifications and S&P Real Estate Industry/Property sectors.

For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating level lower than the equivalent S&P rating.

“S&P Exposure Period” will mean the sum of (i) that number of days from the last Valuation Date on which the Corporation’s Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Corporation’s Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Corporation has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Corporation has to effect a mandatory redemption under Section 3(a)(ii) of Part I of these Articles Supplementary.

“S&P Hedging Transactions” will mean purchases or sales of exchange-traded financial futures contracts based on any index approved by S&P or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by S&P or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by S&P or Treasury Bonds.

“S&P Industry Classifications” will mean, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P global industry classification):

Aerospace & Defense

Air Freight and Logistics Airlines

Automobiles Automobile Components

Beverages

Biotechnology

Building Products

Cable

Capital Markets

Computers & Peripherals

Commercial Banks

Commercial Services & Supplies

Communications Equipment

Construction & Engineering

Consumer Finance

Containing & Packaging

Distributors

Diversified Financial Services

Diversified Telecommunication Services

Electric Utilities

Electrical Equipment

Electronic Equipment & Instrument

Energy Equipment & Services

Food & Staples Retailing

Food Products

Gas Utilities

Healthcare Equipment & Supplies

Healthcare Providers & Services

Hotels, Restaurants & Leisure

Household Durables

Household Products

Industrial Conglomerates

Insurance

Internet & Catalog Retail

Internet Software & Services

IT Services

Leisure Equipment & Products

Machinery

Marine

Media

Metals & Mining

Office Electronics

Oil & Gas

Packaging and Containers

Paper & Forest Products

Personal Products

Pharmaceuticals

Real Estate

Retail Road & Rail

Software

Specialty Retail

Semiconductors and Semiconductor Equipment

Textiles, Apparel and Luxury Goods

Thrift & Mortgage Finance

Tobacco

Trading Companies & Distributors

Transportation and Infrastructure

Transportation Utilities

Water Utilities

Wireless Telecommunication Services

“S&P Real Estate Industry/Property Sector Classification” means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

1.	Office
2.	Industrial
3.	Mixed
4.	Shopping Centers
5.	Regional Malls
6.	Free Standing
7.	Apartments
8.	Manufactured Homes

9.	Diversified
10.	Lodging/Resorts
11.	Health Care
12.	Home Financing
13.	Commercial Financing
14.	Self Storage
15.	Specialty

The Corporation will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

“Securities Depository” means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Corporation that agrees to follow the procedures required to be followed by such securities depository in connection with the Series.

“Sell Order” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Series” has the meaning set forth in Article first of these Articles Supplementary.

“Short-Term Money Market Instrument” means the following types of instruments if, on the date of purchase or other acquisition thereof by the Corporation, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker’s acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii) overnight funds;

(iv) U.S. Government Securities; and

(v) Rule 2a-7 eligible money market funds.

“Special Dividend Period” means a Dividend Period that is not a Standard Dividend Period.

“Specific Redemption Provisions” means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a “Non-Call Period”) determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Corporation and (ii) a period (a “Premium Call Period”), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Corporation’s option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

“Standard Dividend Period” means a Dividend Period of 7 days, unless the day after such 7th day is not a Business Day, then the number of days ending on the calendar day next preceding the next Business Day (such Business Day, being the Dividend Payment Date).

“Submission Deadline” means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

“Substitute LIBOR Dealer” means any LIBOR dealer selected by the Fund as to which Moody’s, S&P or any other Rating Agency then rating the Preferred Shares shall not have objected; provided, however, that none of such entities shall be a LIBOR Dealer.

“Substitute U.S. Government Securities Dealer” means any U.S. Government securities dealer selected by the Corporation as to which Moody’s, S&P or any other Rating Agency then rating the Series shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

“Transfer Agent” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Corporation to serve as Transfer Agent.

“Treasury Index Rate” means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Corporation by at least three recognized dealers in U.S. Government Securities Dealers selected by the Corporation; provided further, however, that if one of the U.S. Government Securities Dealers does not quote a rate required to determine the Treasury Index Rate, the Treasury Index Rate will be determined on the basis of the quotation or quotations furnished by any Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers selected by the Corporation to provide such rate or rates not being supplied by the U.S. Government Securities Dealer; provided further, that if the U.S. Government Securities Dealer and Substitute U.S. Government Securities Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the Treasury Index Rate shall be the Treasury Index Rate as determined on the previous Auction Date.

“U.S. Government Agencies” means Government National Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Mortgage Association (FNMA) and the Farm Credit System.

“U.S. Government Obligations” means direct non-callable obligations of the United States (e.g., Treasury Notes, Treasury Bills, and Treasury Bonds), provided that such direct obligations are entitle to the full faith and credit of the United States Treasury Bills and U.S. Treasury Security Strips, provide for the periodic payment of interest and the full payment of principal at maturity. The following conditions also apply to U.S. Government Obligations:

(i) If a Treasury interest-only strip is to be considered and eligible asset, it must apply the over-collateralization level for the Treasury category following the maturity of the Treasury strip;

(ii) The trustee thereunder (“USGO Trustee”) must have a first, perfected security interest in the underlying collateral;

(iii) The underlying collateral must be free and clear of third-party claims;

(iv) The underlying collateral must be registered in the name of the USGO Trustee;

(v) Treasury Bills with maturities of less than 52 weeks are discounted at the appropriate short-term money market instrument levels;

(vi) Treasury Bills that mature next day are considered cash equivalent and are valued at 100%; and

(vii) Over-collateralization levels do not apply to zero-coupon Treasuries.

“U.S. Government Securities” means direct obligations of the United States or by its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“U.S. Government Securities Dealers” means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Trust Company of New York and any other U.S. Government Securities dealer selected by the Corporation as to which Moody’s (if Moody’s is then rating the Series) and S&P (if S&P is then rating the Series) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

“Valuation Date” means the last Business Day of each week, or such other date as the Corporation and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

“Voting Period” has the meaning set forth in Section 6(b) of Part I of these Articles Supplementary.

“Winning Bid Rate” has the meaning set forth in Section 4(a)(iii) of Part II of these Articles Supplementary.

18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or Part II hereof, as the case may be, unless specifically identified otherwise.

Part II. Auction Procedures

1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms will have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in Section 1 of Part II of these Articles Supplementary will have the respective meanings specified in Part I of these Articles Supplementary.

“Agent Member” means a member of or participant in the Securities Depository that will act on behalf of Existing Holders or Potential Holders of shares of the Series.

“Available Shares of the Series” has the meaning set forth in Section 4(a)(i) of Part II of these Articles Supplementary.

“Existing Holder” means (a) a person who beneficially owns those shares of the Series listed in that person’s name in the records of the Auction Agent or (b) the beneficial owner of those shares of the Series which are listed under such person’s Broker-Dealer’s name in the records of the Auction Agent, which Broker-Dealer will have signed a Master Purchaser’s Letter.

“Hold Order” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Master Purchaser’s Letter” means the letter which is required to be executed by each prospective purchaser of shares of the Series or the Broker-Dealer through whom the shares will be held.

“Order” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Potential Holder,” means (a) any Existing Holder who may be interested in acquiring additional shares of the Series or (b) any other person who may be interested in acquiring shares of the Series and who has signed a Master Purchaser’s Letter or whose shares will be listed under such person’s Broker-Dealer’s name on the records of the Auction Agent which Broker-Dealer will have executed a Master Purchaser’s Letter.

“Sell Order” has the meaning set forth in Section 2(a)(ii) of Part II of these Articles Supplementary.

“Submitted Bid Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Submitted Hold Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Submitted Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Submitted Sell Order” has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

“Sufficient Clearing Orders” means that all the shares of the Series are the subject of Submitted Hold Orders or that the number of shares of the Series that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of shares of the Series that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and (B) the number of shares of the Series that are subject to Submitted Sell Orders.

“Winning Bid Rate” means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of shares of the Series which, when added to the number of shares of the Series to be purchased by the Potential Holders described in clause (B) above and the number of shares of the Series subject to Submitted Hold Orders, would be equal to the number of shares of the Series.

2. Orders.

(a) On or prior to the Submission Deadline on each Auction Date for shares of the Series:

(i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares;

(B) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for such shares for the next succeeding Dividend Period of such shares will be less than the rate per annum specified by such Beneficial Owner; and/or

(C) the number of Outstanding shares, if any, of the Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for such shares for the next succeeding Dividend Period of such shares; and

(ii) each Broker-Dealer, using lists of Potential Beneficial Owners, will in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of the Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for such shares for the next succeeding Dividend Period of such shares will not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an offer to sell:

(A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for shares of the Series determined on such Auction Date will be less than the rate specified therein;

(B) such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such shares determined on such Auction Date will be equal to the rate specified therein; or

(C) the number of Outstanding shares of the Series specified in such Bid if the rate specified therein will be higher than the Maximum Rate for such shares, or such number or a lesser number of Outstanding shares of the Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein will be higher than the Maximum Rate for such shares and Sufficient Clearing Bids for such shares do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date will constitute an offer to sell:

(A) the number of Outstanding shares of the Series specified in such Sell Order; or

(B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such shares do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series will not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date will constitute an offer to purchase:

(A) the number of Outstanding shares of the Series specified in such Bid if the Applicable Rate for such shares determined on such Auction Date will be higher than the rate specified therein; or

(B) such number or a lesser number of Outstanding shares of the Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such shares determined on such Auction Date will be equal to the rate specified therein.

(c) No Order for any number of shares of the Series other than whole shares will be valid.

3. Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer will submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of the Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and will specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which will be the Broker-Dealer unless otherwise permitted by the Corporation);

(ii) the aggregate number of shares of the Series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of such shares:

(A) the number of shares, if any, of the Series subject to any Hold Order of such Existing Holder;

(B) the number of shares, if any, of the Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C) the number of shares, if any, of the Series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of such shares, the rate and number of such shares specified in such Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent will deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent will deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of the Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(i) all Hold Orders for shares of the Series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of the Series held by such Existing Holder, and if the number of shares of the Series subject to such Hold Orders exceeds the number of Outstanding shares of the Series held by such Existing Holder, the number of shares subject to each such Hold Order will be reduced pro rata to cover the number of Outstanding shares of the Series held by such Existing Holder;

(ii) (A) any Bid for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the number of shares of the Series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of the Series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of the Series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of the Series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of the Series is submitted to the Auction Agent with different rates, such Bids will be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the number, if any, of such Outstanding shares of the Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) will be treated as the subject of a Bid for shares of the Series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of the Series will be considered valid up to and including the excess of the number of Outstanding shares of the Series held by such Existing Holder over the sum of shares of the Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares therein specified.

(f) After the Submission Deadline has passed, any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent shall become irrevocable, except that the Auction Agent may allow for the correction of clerical errors after the Submission Deadline but prior to the announcement by the Auction Agent of the results of the Auction.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of the Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and will determine for the Series:

(i) the excess of the number of Outstanding shares of the Series over the number of Outstanding shares of the Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available Shares of the Series”);

(ii) from the Submitted Orders for shares of the Series whether:

(A) the number of Outstanding shares of the Series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of the Series; exceeds or is equal to the sum of

(B) the number of Outstanding shares of the Series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of the Series; and

(C) the number of Outstanding shares of the Series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of the Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of the Series); and

(iii) if Sufficient Clearing Bids for shares of the Series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of the Series) which if:

(A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of the Series that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of the Series which, when added to the number of Outstanding shares of the Series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Shares of the Series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent will advise the Corporation of the Maximum Rate for shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of the Series for the next succeeding Dividend Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of the Series exist, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Winning Bid Rate for shares of the Series so determined;

(ii) if Sufficient Clearing Bids for shares of the Series do not exist (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be equal to the Maximum Rate for shares of the Series; or

(iii) if all of the Outstanding shares of the Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of the Series for the next succeeding Dividend Period thereof will be 90% of the Reference Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders will continue to hold the shares of the Series that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders will be accepted or rejected by the Auction Agent and the Auction Agent will take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of the Series will be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids with respect to shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of the Series will be rejected:

(i) Existing Holders’ Submitted Bids for shares of the Series specifying any rate that is higher than the Winning Bid Rate for shares of the Series will be accepted, thus requiring each such Existing Holder to sell the shares of the Series subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be rejected, thus entitling each such Existing Holder to continue to hold the shares of the Series subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of the Series specifying any rate that is lower than the Winning Bid Rate for shares of the Series will be accepted;

(iv) each Existing Holder’s Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be rejected, thus entitling such Existing Holder to continue to hold shares of the Series subject to such Submitted Bid, unless the number of Outstanding shares of the Series subject to all such Submitted Bids will be greater than the number of shares of the Series (“Remaining Shares”) in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder will be rejected in part, and such Existing Holder will be entitled to continue to hold shares of the Series subject to such Submitted Bid, but only in an amount equal to the shares of the Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of the Series; and

(v) each Potential Holder’s Submitted Bid for shares of the Series specifying a rate that is equal to the Winning Bid Rate for shares of the Series will be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Shares of the Series over the number of shares of the Series subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which will be the number of Outstanding shares of the Series subject to such Submitted Bid and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of the Series.

(b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of the Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of the Series will be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of the Series will be rejected:

(i) Existing Holders’ Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be rejected, thus entitling such Existing Holders to continue to hold the shares of the Series subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of the Series specifying any rate that is equal to or lower than the Maximum Rate for shares of the Series will be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of the Series specifying any rate that is higher than the Maximum Rate for shares of the Series and the Submitted Sell Orders for shares of the Series of each Existing Holder will be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of the Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of the Series obtained by multiplying the number of shares of the Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which will be the number of Outstanding shares of the Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which will be the aggregate number of Outstanding shares of the Series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for shares of the Series will be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, round up or down the number of shares of the Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date will be whole shares of the Series.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent will, in such manner as it will determine in its sole discretion, allocate shares of the Series for purchase among Potential Holders so that only whole shares of the Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of the Series on such Auction Date.

(f) Based on the results of each Auction for shares of the Series, the Auction Agent will determine the aggregate number of shares of the Series to be purchased and the aggregate number of shares of the Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they will deliver, or from which other Potential Holder(s) or Existing Holder(s) they will receive, as the case may be, shares of the Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of the Series that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ Submitted Bids for shares of such series that have been accepted in whole or in part will constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Corporation nor the Auction Agent nor any affiliate of either will have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver any shares of the Series or to pay for shares of the Series sold or purchased pursuant to the Auction Procedures or otherwise.

6. Transfer of Shares of the Series. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of the Series only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of the Series from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer will not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made will advise the Auction Agent of such transfer.

7. Force Majeure.

(a) Notwithstanding anything else set forth herein, if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date, provided that, if the New York Stock Exchange is closed for such reason for three or less than three consecutive Business Days, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined by Auction on the first Business Day following such Auction Date.

(b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the dividend payable on such date can not be paid for any such reason, then:

(i) the Dividend Payment Date for the affected Dividend Period will be the next Business Day on which the Corporation and its paying agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

(ii) the affected Dividend Period will end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

(iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

IN WITNESS WHEREOF, COHEN & STEERS SELECT UTILITY FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and Chief Executive Officer and witnessed by its Secretary as of this 12th day of February 2007.

WITNESS:

By:
Name:	John E. McLean
Title:	Secretary

COHEN & STEERS SELECT UTILITY FUND, INC.

By:
Name:	Adam M. Derechin
Title:	President and Chief Executive Officer

THE UNDERSIGNED, President and Chief Executive Officer of COHEN & STEERS SELECT UTILITY FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary hereby acknowledges the foregoing Articles Supplementary to be the corporate act of the Corporation and hereby certifies to the best of his knowledge, information, and belief that the matters and facts set forth herein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

Name:	Adam M. Derechin
Title:	President and Chief Executive Officer